UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
proxy statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )
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OPNEXT, INC.

(Name of Registrant as Specified In Its Charter)

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46429 Landing Parkway
Fremont, CA 94538

January 8, 2010

DEAR STOCKHOLDER:

You are cordially invited to attend the 2009 annual meeting of Stockholders (the “Annual Meeting”) of Opnext, Inc. (“Opnext”) to be held on Wednesday, January 27, 2010, at 3:00 P.M., local time, at the offices of Clarity Partners, LP, 100 North Crescent Drive, Beverly Hills, California 90210.

At this year’s Annual Meeting you will be asked to:

•	elect one independent director and one director to the Opnext Board of Directors as Class III directors each for a three-year term of office expiring at the 2012 annual meeting of stockholders, elect one director to the Opnext Board of Directors as a Class II director for a two-year term of office expiring at the 2011 annual meeting of stockholders, re-elect one independent director and one director to the Opnext Board of Directors as Class III directors each for a three-year term of office expiring at the 2012 annual meeting of stockholders and re-elect one independent director to the Opnext Board of Directors as a Class II director for a two-year term of office expiring at the 2011 annual meeting of stockholders;

•	consider and approve the Rights Agreement entered into by and between Opnext and American Stock Transfer & Trust Company, LLC (the “Rights Agreement”);

•	ratify the selection of our independent registered public accounting firm; and

•	transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Accordingly, the Opnext Board of Directors unanimously recommends that Opnext stockholders vote “FOR” each of the six nominees to the Opnext board of directors, “FOR” the proposal to approve the Rights Agreement and “FOR” the ratification of the selection of Ernst & Young LLP as Opnext’s independent registered public accounting firm.

In addition to the business to be transacted as described above, management will discuss our developments of the past year and respond to comments and questions of general interest to stockholders.

Your vote is important.  It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. Accordingly, whether or not you plan to attend the Annual Meeting, you are requested to vote your shares by promptly completing, signing and dating the enclosed proxy card relating to your shares and returning it in the appropriate envelope provided or by using telephone proxy authorization options detailed on the proxy card. Alternatively, if your shares are held in “street name” by a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the voting of your shares, and you may be able to grant a proxy to have your shares voted by telephone if your bank, brokerage firm or nominee makes such options available. Submitting a proxy by any of these methods available to you will ensure that your proxy can be voted at the Annual Meeting even if you are not there in person.

Accompanying this notice and proxy statement is a copy of our Form 10-K, filed on June 15, 2009 and our Form 10-K/A, filed on July 29, 2009.

Thank you for your cooperation and continued support.

Sincerely,

Gilles Bouchard
Chief Executive Officer and President

46429 Landing Parkway
Fremont, CA 94538

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 27, 2010

TO THE STOCKHOLDERS OF OPNEXT, INC.:

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders of Opnext, Inc., a Delaware corporation (“Opnext”), will be held on January 27, 2010 at 3:00 P.M., local time, at the offices of Clarity Partners, LP, 100 North Crescent Drive, Beverly Hills, California 90210 (the “Annual Meeting”), for the following purposes:

1. To (a) elect one independent director and one director to the Opnext Board of Directors as Class III directors each for a three-year term of office expiring at the 2012 annual meeting of stockholders, (b) elect one director to the Opnext Board of Directors as a Class II director for a two-year term of office expiring at the 2011 annual meeting of stockholders, (c) re-elect one independent director and one director to the Opnext Board of Directors as Class III directors each for a three-year term of office expiring at the 2012 annual meeting of stockholders and (d) re-elect one independent director to the Opnext Board of Directors as a Class II director for a two-year term of office expiring at the 2011 annual meeting of stockholders;

2. To consider and approve the Rights Agreement entered into by and between Opnext and American Stock Transfer & Trust Company, LLC;

3. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm to examine the annual financial statements of Opnext for the fiscal year ending March 31, 2010; and

4. To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

The Opnext Board of Directors has fixed the close of business on January 4, 2010 as the record date for the determination of stockholders entitled to notice of, and to vote at, this Annual Meeting and at any continuation, postponement or adjournment thereof. The transfer books will not be closed. Accompanying this notice and proxy statement is a copy of our Form 10-K, filed on June 15, 2009 and our Form 10-K/A, filed on July 29, 2009.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to do so, your vote is important. Please either complete, sign and return the accompanying proxy card to Opnext in the enclosed envelope, which requires no postage if mailed in the United States, or use the telephone proxy authorization options detailed on the proxy card. If you hold your shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding voting your shares.

By Order of the Board of Directors

Justin J. O’Neill
Corporate Secretary

Fremont, California
January 8, 2010

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on January 27, 2010: Our Form 10-K, filed on June 15, 2009, our Form 10-K/A, filed on July 29, 2009, and the notice, proxy statement, and proxy card are available at http://investor.opnext.com/annual-proxy.cfm.

OPNEXT, INC.
46429 Landing Parkway
Fremont, California 94538

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 27, 2010

This proxy statement and accompanying proxy card are available beginning January 8, 2010 in connection with the solicitation of proxies by the Board of Directors of Opnext, Inc., a Delaware corporation, for use at the 2009 Annual Meeting of Stockholders, which we may refer to alternatively as the “Annual Meeting.” We may refer to ourselves in this proxy statement alternatively as “Opnext,” the “Company,” “we,” “us,” “our,” and we may refer to our Board of Directors as the “Board.”

INFORMATION CONCERNING VOTING AND SOLICITATION

General

The enclosed proxy is solicited by and on behalf of the Board of Directors, and is to be voted at the Annual Meeting to be held on Wednesday, January 27, 2010, at 3:00 P.M. local time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. We intend to mail this proxy statement and accompanying proxy card on or about January 8, 2010 to all stockholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at the offices of Clarity Partners, LP, 100 North Crescent Drive, Beverly Hills, California 90210.

Who Can Vote

You are entitled to vote if you were a stockholder of record of our common stock, $.01 par value, as of the close of business on January 4, 2010. Your shares may be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Record Date; Shares Outstanding and Quorum

At the close of business on January 4, 2010, 88,972,870 shares of our common stock were outstanding and entitled to vote. A majority of the outstanding shares of our common stock, present in person or represented by proxy, will constitute a quorum at the Annual Meeting. A quorum must be established in order to consider any matter.

Each share of Opnext common stock entitles the holder to one vote on each matter to be considered at the Annual Meeting. If you are a record holder of Opnext common stock, you may vote your shares of Opnext common stock in person at the Annual Meeting or by proxy as described below under “— Voting by Proxy; Revocation of Proxies.” There is no cumulative voting. Properly signed proxies that are marked “abstain” are known as abstentions. Abstentions will be counted for the purposes of determining whether a quorum exists at the Annual Meeting.

Voting by Proxy; Revocation of Proxies

You may vote by completing and mailing the enclosed proxy card. If you sign the proxy card and do not indicate how you want your shares to be voted, your proxy will be voted by the proxy holders named in the enclosed proxy “FOR” each proposal and, in their discretion, the proxy holders named in the enclosed proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof. The Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this proxy statement.

If you vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. Opnext will treat any duly executed proxy as not revoked until it receives a duly executed proxy bearing a later date or, in the case of the death or incapacity of the person executing the same, written notice thereof. Stockholders of record may revoke a proxy by sending to our Corporate Secretary at our principal executive office at 46429 Landing Parkway, Fremont, California 94538, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting in person and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy. If your shares are held in the name of a broker, bank or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other record holder. Please note that if your shares are held of record by a broker, bank or other nominee, and you decide to attend and vote at the Annual Meeting, your vote in person at the Annual Meeting will not be effective unless you present a legal proxy issued in your name from the record holder, your broker, bank or other nominee.

Voting of Shares

Stockholders of record as of the close of business on January 4, 2010 are entitled to one vote for each share of our common stock held on all matters to be voted upon at the Annual Meeting. You may vote by attending the Annual Meeting and voting in person. You also may vote by telephone at 1-800-PROXIES or by completing and mailing the enclosed proxy card or the form forwarded by your bank, broker or other holder of record. The telephone voting facilities will close at 11:59 p.m. Eastern Time on January 26, 2010. Stockholders who vote by telephone need not return a proxy card or the form forwarded by their bank, broker or other holder of record by mail. If your shares are held by a bank, broker or other nominee, please refer to the instructions they provide for voting your shares. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker “non-votes.” Shares held by persons attending the Annual Meeting but not voting, shares represented by proxies that reflect abstentions as to a particular proposal and broker “non-votes” will be counted as present for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. Brokers generally have discretionary authority to vote on each proposal.

The affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the election of directors.

The approval of the Rights Agreement entered into by and between Opnext and American Stock Transfer & Trust Company, LLC and the ratification of the selection of Ernst & Young LLP each require the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against such proposals. Although brokers have discretionary authority to vote on such proposals, if a broker submits a non-vote, it will have the same effect as a vote against such proposals.

Attendance at the Annual Meeting

In order to attend the Annual Meeting, you will need an admittance ticket or proof of ownership of Opnext common stock as of the close of business on January 4, 2010. You may request an admittance ticket by writing to Opnext’s Corporate Secretary at its principal executive office at 46429 Landing Parkway, Fremont, California 94538. If you are a stockholder whose shares are not registered in your own name and you would like to receive an admittance ticket, then evidence of your stock ownership, which you can obtain from your bank, broker, or other holder of record, must accompany your letter. Each stockholder is entitled to vote.

Share Ownership of Director and Executive Officers

At the close of business on December 31, 2009, Opnext’s directors and executive offices (and their affiliates) as a group owned and were entitled to vote 38,177,412 shares of Opnext common stock, representing approximately 42.9% of the outstanding shares of Opnext common stock entitled to vote.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including the preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or employees. No additional compensation will be paid to our directors, officers or employees for such services. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at our offices at 46429 Landing Parkway, Fremont, California for the ten days prior to the Annual Meeting, and also at the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF CLASS II and CLASS III DIRECTORS

Under our Certificate of Incorporation and Amended and Restated Bylaws (the “Bylaws”), our Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, with members of each class generally serving for a three-year term. Generally, only one class of directors is subject to a stockholder vote each year. Vacancies on the Board (including a vacancy created by an increase in the size of the Board) may be filled only by persons elected by a majority of the directors remaining in office, even though less than a quorum. A director so elected shall hold office until the next annual meeting of stockholders and until a successor shall have been duly elected and qualified, or until such director’s earlier death, disqualification, resignation or removal. The Certificate of Incorporation provides that the size of our Board shall be set by resolution of the Board, but that the number of directors will not be fewer than five nor more than 15. The authorized number of members of the Board has been set by resolution of the Board at eleven members.

At the Annual Meeting, our stockholders will elect six directors to serve until our annual meeting of stockholders in 2011 or 2012, or until their respective successors are elected and qualified. The candidates listed below were nominated by the Board based on the recommendation of the Nominating/Corporate Governance Committee of the Board.

Mr. Harry L. Bosco is a nominee for re-election to the Board as a Class III director, Mr. John F. Otto, Jr. is a nominee for re-election to the Board as an independent Class III director, and Dr. Isamu Kuru is a nominee for re-election to the Board as an independent Class II director. If re-elected at the Annual Meeting, each of Mr. Bosco and Mr. Otto would serve until the 2012 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier retirement, resignation, disqualification, removal or death. If re-elected at the Annual Meeting, Dr. Kuru would serve until the 2011 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier retirement, resignation, disqualification, removal or death.

Mr. Shinjiro Iwata is a nominee for election to the Board as a Class III director, Mr. William L. Smith is a nominee for election to the Board as an independent Class III director and Mr. Gilles Bouchard is a nominee for election to the Board as a Class II director. If elected at the Annual Meeting, each of Mr. Iwata and Mr. Smith would serve until the 2012 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier retirement, resignation, disqualification, removal or death. If elected at the Annual Meeting, Mr. Bouchard would serve until the 2011 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier retirement, resignation, disqualification, removal or death.

Each share of our common stock is entitled to one vote for each of the six director nominees and will be given the option of voting “FOR” each nominee or may be “WITHHELD” with respect to any nominee. Cumulative voting is not permitted. It is the intention of the proxy holders named in the enclosed proxy to vote the proxies received by them in favor of the election of each nominee named below unless the proxies direct otherwise. If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by the Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by the Board or the number of directors may be reduced accordingly. Each nominee has agreed to serve, if elected as a director to our Board, until his term expires and the Board has no reason to believe that any nominee will be unable to serve.

A director nominee is elected only if he or she received a plurality of the votes cast by the shares present in person or represented by proxy and entitled to vote. This means that the nominee who receives the greatest number of votes for each open seat will be elected. Abstentions, votes withheld and broker non-votes will not be counted to determine whether a nominee has received a plurality of votes cast. Pursuant to the terms of the Bylaws, any director nominee who is an incumbent director and does not receive a plurality of the votes cast will continue as a “holdover” director under Delaware corporation law until his or her successor has been elected and qualified or until the Board has accepted his or her resignation, if earlier.

Set forth below is certain biographical and other information about the director nominees. There are no family relationships among any of Opnext’s directors or among any of its directors and executive officers.

Class III Nominees for Election for a Three-Year Term Expiring at the 2012 Annual Meeting of Stockholders

HARRY L. BOSCO

Mr. Bosco, age 64, has served as a member of the Company’s Board since November 2000 and was appointed Chairman of the Board on April 1, 2009. Mr. Bosco served as our President and Chief Executive Officer from November 2000 until his retirement from the Company as an officer and employee on March 31, 2009. Mr. Bosco served in various management, engineering and executive positions at Lucent Technologies, AT&T and Bell Laboratories from 1965 until October 2000, including as Optical Networking Group President. Mr. Bosco holds an Associate of Science and Bachelor of Science in Electrical Engineering from Pennsylvania State University/ Monmouth University and a Master’s of Science degree in Electrical Engineering from Polytechnic Institute of New York. Mr. Bosco has been a director of Arris, Inc. since 2002.

SHINJIRO IWATA

Mr. Iwata, age 61, joined Opnext as a director in May 2009. Mr. Iwata serves as Vice President and Executive Officer, CEO of Service and Global Business, Information and Telecommunication Systems Group of Hitachi, Ltd. Mr. Iwata began his career at Hitachi, Ltd. in 1972 in the Overseas Business Department and has held numerous key positions within the company. Mr. Iwata served as Executive Vice President of Hitachi Global Storage Technologies, Inc. from October 2007 until March 2009, with responsibility for various fields, such as sales, operations, logistics, marketing, and business planning, and as its Chief Marketing Officer from August 2006 until September 2007. Prior to that, Mr. Iwata served as Chief Marketing Officer of Hitachi, Ltd.’s Information and Telecommunications Systems Group from April 2006 to July 2006.

In September 2001, Mr. Iwata was named Chief Executive Officer of Hitachi Data Systems and served in such capacity until March 2006. Prior to that, Mr. Iwata served as the General Manager of Hitachi’s Global Business Development Division from August 2000 until August 2001. Mr. Iwata joined Hitachi Data Systems in 1997 as an Executive Vice President in the storage line of business and served in such capacity until August 2000. In 1996, Mr. Iwata was named Business Planning Department Manager for Hitachi’s Information Systems Group, which is one of the largest business segments of Hitachi, Ltd. Mr. Iwata is a native of Hyogo, Japan, and holds a Bachelor’s degree in Engineering from Waseda University.

JOHN F. OTTO, JR.

Mr. Otto, age 61, joined Opnext as a director in February 2007 and currently serves as Chairman of the Compensation Committee and as a member of the Audit Committee. He has been a Principal of Waterfront Partners, LLC, a private equity investment firm, since 2003. An investment banker by training, Mr. Otto’s career has extended over 30 years and included various positions, including Managing Director at Merrill Lynch & Co., Senior Managing Director at Bear Stearns & Co., Inc. and Managing Director at Salomon Brothers/Salomon Smith Barney/Citigroup, from which he retired in 2002. Mr. Otto is a graduate of Boston College and holds an M.B.A. degree from Columbia University Graduate School of Business.

WILLIAM L. SMITH

Mr. Smith, age 52, joined Opnext as a director in April 2009 and currently serves as a member of the Nominating/Corporate Governance Committee. Mr. Smith has been at AT&T since February 1979, and since March 2008 has served as President, Local Network Operations at AT&T where he is responsible for all local network-related operations across AT&T’s domestic footprint, including construction and engineering, installation and maintenance, U-verse field operations, mobility construction and maintenance, and operations planning. From October 2007 to March 2008, Mr. Smith was Vice President Shared Services, in charge of mass market and enterprise operations, corporate real estate, procurement, regional wireline planning, and business planning and integration. He served as Senior Vice President of Network Operations in the Southeast from January 2007 to October 2007. Before joining AT&T, Mr. Smith served as Chief Technology Officer for BellSouth, responsible for setting the overall technology direction for BellSouth’s core infrastructure. In that position, he was responsible for network and operations technology, internet protocol applications, next generation strategy, and BellSouth Entertainment, LLC. A native of Asheville, N.C., Mr. Smith graduated with honors from North Carolina State University at Raleigh in 1979, and is on the Board of Advisors for the Graduate School there. He is the former Chairman of the Board of the Make a Wish Foundation of Georgia and Alabama and has served on several other non-profit boards.

Class II Nominees for Election for a Two-Year Term Expiring at the 2011 Annual Meeting of Stockholders

GILLES BOUCHARD

Mr. Bouchard, age 49, was appointed as our President, Chief Executive Officer and a member of the Board on April 1, 2009. Mr. Bouchard served as our Chief Operating Officer from November 2007 until April 2009. Mr. Bouchard served in various management, engineering, and senior management roles at Hewlett-Packard Company from 1989 until 2006, most recently as Executive Vice President of Global Operations and a member of Hewlett-Packard’s Executive Council from 2004 to 2006. Prior to joining Hewlett-Packard, Mr. Bouchard held various roles at IBM’s research and storage division. Mr. Bouchard holds a Bachelor’s degree in Engineering from École Centrale de Lyon and a Master of Science from University of California-Berkeley.

DR. ISAMU KURU

Dr. Kuru, age 70, joined Opnext as a director in March 2007 and currently serves as a member of the Nominating/Corporate Governance Committee. Dr. Kuru held a number of positions in both the U.S. and Japan from 1962 until his retirement in 2005. Dr. Kuru was the President and Representative Director of NEXNET, Inc., Japan, a wireless network operator, from 2002 until 2005. From 1990 until 2001, Dr. Kuru served in a number of positions at Motorola, Inc., specifically as Senior Vice President, Motorola, Inc., and President and Representative Director, Motorola Japan. He also had a distinguished career spanning 28 years with Toshiba Corporation in both Japan and the U.S, where he served in a number of positions including general manager of new business strategy, general manager of the semiconductor engineering center, and group executive of the technology semiconductor group. Dr. Kuru holds an undergraduate degree in Electrical Engineering and a Ph.D. in Electrical Engineering from Kyoto University. He has also been engaged in research at Stanford University, Sheffield University and completed the Advanced Management Program at Harvard University.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE SIX NAMED NOMINEES LISTED ABOVE.

Class I Directors Continuing in Office until the 2010 Annual Meeting of Stockholders

KENDALL COWAN

Mr. Cowan, age 55, joined Opnext as a director in March 2007 and currently serves as Chairman of the Audit Committee and as a member of the Compensation Committee. Mr. Cowan serves as Chairman and Chief Executive Officer of The Cowan Group, LLC, an investment and consulting firm, Cowan Holdings, Inc., and is a shareholder and board member of several privately owned businesses. In addition, Mr. Cowan serves as a board member and chairman of the audit committee of DBSD North America, Inc., a provider of satellite and terrestrial wireless service, and as a board member of Lea County Bancshares, Inc. Mr. Cowan was the Chief Financial Officer of Alamosa Holdings, Inc., a wireless telephone network operator, from December 1999 until February 2006. He became a partner in an international public accounting firm in 1983, and from January 1986 until September 1993, he was a partner at Coopers & Lybrand. He received his Bachelors in Business Administration in accounting in 1976 from Texas Tech University. He is a Certified Public Accountant and a member of both the American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants.

RYUICHI OTSUKI

Mr. Otsuki, age 51, joined Opnext as a director in December 2005. He is currently the Executive General Manager, Global Business Planning & Operations Division of Hitachi, Ltd. and has held various positions at Hitachi, Ltd. from 1981 until the present, including Vice President, Business Planning and Coordination, PC Servers at Hitachi Data Systems and Hitachi PC Corporation as well as many functions within the Global Business Planning and Operation Division. Mr. Otsuki graduated from Nagoya University School of Law.

CHARLES J. ABBE

Mr. Charles J. Abbe, age 68, joined Opnext as a director in January 2009 and currently serves as a member of the Audit Committee. Mr. Abbe served as president, chief operating officer and a director of JDS Uniphase Corporation from February 2000 until his retirement in June 2001. He served as president and chief executive officer of Optical Coating Laboratory, Inc. (OCLI) from April 1998 until it merged with JDS Uniphase in February of 2000. In 1996, Mr. Abbe joined OCLI as vice president and general manager of its principal operating unit. From 1990 to 1996, he served in several positions of increasing responsibility, including senior vice president, electronics sector, at Raychem Corporation. Mr. Abbe practiced business consulting with McKinsey & Company in San Francisco from 1971 to 1989, serving the last seven years as a senior partner. Mr. Abbe holds a Master’s degree in Business Administration from Stanford University, as well as a Master’s and a Bachelor’s degree in Chemical Engineering from Cornell University. Mr. Abbe has been a director of CoSine Communications, Inc. since 2000 and a director of Cymer, Inc. since 2003.

Class II Directors Continuing in Office until the 2011 Annual Meeting of Stockholders

DAVID LEE

Dr. Lee, age 60, joined Opnext as a director in 2000 and serves as Co-Chairman of the Board, Chairman of the Nominating/Corporate Governance Committee and as a member of the Compensation Committee. He is a co-founder and Managing General Partner of Clarity Partners, LP, a private equity firm based in Beverly Hills, California. Prior to the formation of Clarity Partners, Dr. Lee co-founded Global Crossing, Ltd., a global broadband communication services provider, serving as President and Chief Operating Officer from 1997 until 2000, as well as a member of the board of directors from 1997 until 2001. From 1989 until 1997, Dr. Lee was a Managing Director at Pacific Capital Group, a private equity firm. Prior to joining Pacific Capital Group, Dr. Lee was Group Vice President of Finance and Acquisitions at TRW Information Systems Group. He has also held various executive positions at Comsat, a satellite communications company, and practiced public accounting at Arthur Andersen LLP. Dr. Lee is the Chairman of the Board of Overseers of the University of Southern California, Keck School of Medicine and is a trustee of The J. Paul Getty Trust, the California Institute of Technology, and the University of

Southern California and a director of Trust Company of the West, an investment management firm. Dr. Lee is a graduate of McGill University and holds a Doctorate in Physics with a minor in Economics from the California Institute of Technology.

PHILIP F. OTTO

Mr. Otto, age 68, joined Opnext as a director in January 2009 and currently serves as a member of the Compensation Committee. Mr. Otto served as chief executive officer and director at Schilling Robotics, Inc., a privately held manufacturer of subsea control systems, remotely operated vehicles and other high technology equipment for offshore oil and gas exploration and production from February 2008 through August 2009. In 2006 and 2007, Mr. Otto was president, chief executive officer and director of Optical Communication Products, Inc., a fiber optic component supplier, until its acquisition by Oplink Communications Inc. in 2007. From 2003 to 2006 and earlier from 1998 to 1999, Mr. Otto was a corporate strategic and financial advisor providing financial, strategic and business development services to technology and growth-oriented companies and investors. From 2000 to 2003, Mr. Otto was the chairman and chief executive at MedioStream, Inc., a multi-media software company. Prior to that, Mr. Otto served as chief financial officer of California Microwave from 1975 to 1981 and later as chairman and chief executive officer from 1992 to 1997. From 1989 to 1991, Mr. Otto served as the chief financial officer of General Cellular Corporation, until its acquisition by Western Wireless Corp., and from 1986 to 1988, he was the founder and chief executive officer of Technology Investment Associates and Netline Communications Corp. Mr. Otto holds a Bachelor’s degree from the Yale School of Engineering and a Master’s degree with concentration in marketing and financial management from Harvard Business School.

PROPOSAL NO. 2

APPROVAL OF RIGHTS AGREEMENT

At the Annual Meeting, Opnext stockholders will be asked to vote to approve the rights agreement (the “Rights Agreement”) entered into by and between the Company and American Stock Transfer and Trust Company, LLC (the “Rights Agent”) on June 18, 2009. The Board approved the Company entering into the Rights Agreement, and is hereby soliciting stockholder approval of the Rights Agreement as set forth in Annex A to this proxy statement. A vote FOR Proposal 2 will constitute approval of the Rights Agreement and provide for the continuation of the Rights Agreement in accordance with its terms. The Board will take all necessary action pursuant to the Rights Agreement to cause the Rights Agreement to terminate as promptly as practicable after the date of the Annual Meeting if Opnext stockholder approval is not obtained.

In connection with the Rights Agreement, the Board declared a dividend of one preferred share purchase right (the “Rights”) for each share of common stock, par value $0.01 per share (the “Common Stock”), of the Company outstanding at the close of business on June 22, 2009 (the “Record Date”). Each Right will entitle the registered holder thereof, after the Rights become exercisable and until June 22, 2012 (or the earlier redemption, exchange or termination of the Rights), to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), at a price of $17.00 per one one-hundredth of a share of Preferred Stock, subject to certain antidilution adjustments (the “Purchase Price”). Until the earlier to occur of (i) the tenth business day following a public announcement that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the Common Stock (an “Acquiring Person”) or (ii) the tenth business day (or such later date as may be determined by action of the Board prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the Common Stock (the earlier of (i) and (ii) being called the “Distribution Date”), the Rights will be evidenced, with respect to any Common Stock certificates outstanding as of the Record Date, by such Common Stock certificates (or, with respect to any shares of Common Stock held in book entry form, by the notation in book entry). The Rights Agreement provides that any person who, immediately prior to the first public announcement of the adoption of the Rights Agreement, beneficially owned 4.99% or more of the Common Stock then outstanding, together with any affiliates and associates of that person (each an “Existing Holder”), shall not be deemed to be an “Acquiring Person”

for purposes of the Rights Agreement unless the Existing Holder becomes the beneficial owner of (x) a percentage of the Common Stock of the Company then outstanding that is more than the aggregate percentage of the outstanding Common Stock that such Existing Holder beneficially owned as of the date immediately prior to the first public announcement of the adoption of the Rights Agreement or (y) less than 4.99% of the Common Stock of the Company then outstanding (after which, if the Existing Holder becomes the beneficial owner of 4.99% or more of the Common Stock of the Company then outstanding, the Existing Holder shall be deemed to be an “Acquiring Person”).

The Rights will be transferred only with the Common Stock until the Distribution Date or earlier redemption or expiration of the Rights. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights. Prior to their exercise, the Rights do not give their holders any rights as a stockholder of the Company, including dividend, voting or liquidation rights.

Each share of Preferred Stock purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment equal to the greater of (a) $1.00 per share or (b) 100 times the dividend, if any, declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a preferential liquidation payment equal to $100 per share plus any accrued but unpaid dividends, provided that the holders of the Preferred Stock shall be entitled to 100 times the payment made per share of Common Stock. Each share of Preferred Stock will have 100 votes and will vote together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which the Common Stock is exchanged, each share of Preferred Stock will be entitled to receive 100 times the amount received per share of Common Stock. The Preferred Stock will not be redeemable. The Rights are protected by customary antidilution provisions. Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of one one-hundredth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

In the event that a person becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person or any affiliate or associate of an Acquiring Person and the shares of Common Stock were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of Common Stock having a market value of two times the then current Purchase Price of one Right. In the event that, after a person has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then current Purchase Price of one Right.

At any time after a person becomes an Acquiring Person and prior to the earlier of one of the events described in the last sentence in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the then outstanding Common Stock, the Board may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person or affiliates or associates thereof which have become void) for shares of Common Stock on a 1:1 basis or for shares or fractional shares of a series of preferred stock of the Company or other property of equivalent value.

The Rights may be redeemed in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”) by the Board at any time prior to the time that an Acquiring Person has become such. The redemption of the Rights may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

The Rights will expire on June 22, 2012, or earlier upon the closing of a merger or acquisition transaction that is approved by the Board prior to the time at which a person or group acquires 4.99% or more of the Company’s common stock or announces a tender offer for 4.99% or more of the common stock, or if the Board determines that the NOLs (as defined below) have been fully utilized or are no longer available under Section 382 of the Internal

Revenue Code of 1986, as amended (the “Code”), or if stockholder approval of the Rights Agreement is not obtained at the Annual Meeting.

The Purchase Price payable, and the number of one one-hundredths of a share of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in shares of Preferred Stock (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).

Any of the provisions of the Rights Agreement may be amended by the Board for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Rights Agreement in any manner that does not adversely affect the interests of the holders of the Rights.

One Right was distributed to stockholders of the Company for each share of Common Stock owned of record by them on June 22, 2009. As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock so that all such shares will have attached Rights. The Company has agreed that, from and after the Distribution Date, the Company will reserve 1,000,000 shares of Preferred Stock initially for issuance upon exercise of the Rights.

By adopting the Rights Agreement, the Board sought to protect the Company’s ability to carry forward its net operating losses and certain other tax attributes (collectively, “NOLs”). The Company has experienced and may continue to experience substantial operating losses, and for federal and state income tax purposes, the Company may “carry forward” net operating losses in certain circumstances to offset current and future taxable income, which will reduce federal and state income tax liability, subject to certain requirements and restrictions. These federal and state NOLs can be a valuable asset of the Company, which may inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code’’), its ability to use the NOLs could be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could significantly impair the value of the Company’s NOL asset to the Company and its stockholders. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than 50 percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company.

The Rights Agreement is intended to act as a deterrent to any person acquiring 4.99% or more of the outstanding shares of the Common Stock without the approval of the Board. This would mitigate the threat that share ownership changes present to the Company’s NOL asset because changes in ownership by a person owning less than 4.99% of the Common Stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. The Rights Agreement includes a procedure whereby the Board will consider requests to exempt certain proposed acquisitions of Common Stock from the applicable ownership trigger if the Board determines that the requested acquisition will not limit or impair the availability of the NOLs to the Company.

The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement which is attached hereto as Annex A.

THE BOARD BELIEVES THAT STOCKHOLDER APPROVAL OF THE RIGHTS AGREEMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, AND THEREFORE UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RIGHTS AGREEMENT.

PROPOSAL NO. 3

RATIFICATION OF SELECTION OF AND RELATIONSHIP WITH
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (the “Audit Committee”) has selected Ernst & Young LLP as Opnext’s independent registered public accounting firm for the fiscal year ending March 31, 2010, and has further directed that management submit this selection for ratification by the stockholders at the Annual Meeting. Ernst & Young has audited Opnext’s financial statements since the fiscal year ending March 31, 2004. A representative of Ernst & Young LLP is not expected to be present at the Annual Meeting, but will be available by telephone to respond to appropriate questions.

Stockholder ratification of the selection of Ernst & Young LLP as Opnext’s independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Audit Committee is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of Opnext and its stockholders.

The holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this matter must vote “FOR” this proposal in order for the selection of Ernst & Young LLP to be ratified. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes will be counted towards a quorum, and, if a broker submits a non-vote, it will have the same effect as a vote against the ratification.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OPNEXT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND RELATED
STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of Opnext common stock as of December 31, 2009, by:

•	each director and nominee;

•	Opnext’s Named Executive Officers (as defined herein);

•	all of Opnext’s directors and executive officers as a group; and

•	each person known by us to beneficially own more than 5% of our Common Stock.

The address for each of the individuals listed under “Directors and Named Executive Officers” in the table below is Opnext, Inc., 46429 Landing Parkway, Fremont, California 94538.

	Common Stock
	Beneficially Owned(1)(2)
Name of Beneficial	Number of		Percent
Owner 5% Stockholders	Shares		of Total

Hitachi, Ltd.	29,343,334	(3)	32.6%
Clarity Partners, L.P.	7,527,420	(4)(5)	8.4%
Clarity Opnext Holdings II, LLC Clarity Management, L.P.
Marubeni Corporation	7,500,000	(6)	8.4%
Marubeni America Corporation
Directors and Named Executive Officers
Harry L. Bosco	360,782	(7)	*
Dr. David Lee	7,527,420	(5)	8.4%
Shinjiro Iwata	—		—
Charles J. Abbe	—		—
John F. Otto, Jr.	2,281		*
Philip F. Otto	—		—
Kendall W. Cowan	2,281		*
Dr. Isamu Kuru	2,281		*
Ryuichi Otsuki	—		—
William L. Smith	—		—
Robert J. Nobile	102,556	(8)	*
Michael C. Chan	275,834	(9)	*
Gilles Bouchard	180,746	(10)	*
Shri Dodani	1,085,172	(11)	1.2%
All directors and executive officers as a group (19 individuals)	8,834,078		9.7%

*	Less than 1%.

(1)	Beneficial ownership is determined under the rules of the SEC, and includes voting or investment power with respect to the securities. Information in this table is based on our records and information provided by directors, nominees, Named Executive Officers and executive officers in information filed with the SEC. Unless otherwise indicated in the footnotes and subject to community property laws where applicable, each of the directors and nominees, Named Executive Officers and executive officers has sole voting and/or investment power with respect to such shares, including shares held in trust.

(2)	The number of shares of Common Stock outstanding used in calculating the percentage for each listed person is based on 88,972,870 shares of our Common Stock outstanding as of December 31, 2009, and also includes, with respect to each person, the shares of Common Stock underlying options held by that person that were exercisable as of December 31, 2009 or within 60 days of such date, but excludes shares of Common Stock underlying options held by any other person and any vested and unvested restricted stock units that are deliverable on a date that is at least 60 days following December 31, 2009.

(3)	Based upon a Form 3, as amended, dated as of February 19, 2007, and a Form 4, dated as of February 16, 2007, as filed with the SEC by Hitachi, Ltd. reporting ownership of these shares as of those dates. This figure includes 1,010,000 shares of Common Stock obtainable within 60 days by the exercise of stock options. The address of Hitachi, Ltd. is 6-6, Marunouchi 1-chome, Chiyoda-ku, Tokyo 100-8280 Japan.

(4)	The address of Clarity Partners, L.P., Clarity Opnext Holdings II, LLC and Clarity Management, L.P. is 100 North Crescent Drive, Beverly Hills, CA 90210.

(5)	Based upon a Form 3 filed with the SEC on February 7, 2008, and Form 4s as filed by each of David Lee, Clarity Opnext Holdings I, LLC and Clarity Opnext Holdings II, LLC on February 7, 2008, Clarity Partners L.P. holds 4,229,114 shares and Clarity Opnext Holdings II, LLC holds 3,298,306 shares. These figures include 1,000,000 shares of Common Stock obtainable within 60 days by the exercise of stock options. Clarity GenPar, LLC is the general partner of Clarity Partners, L.P. and Clarity Partners, L.P. is the managing member of Clarity Opnext Holdings II, LLC. Clarity Management, LLC is the general partner of Clarity Management, L.P. (together with Clarity Partners, L.P. and Clarity Opnext Holdings II, LLC, the “Clarity Entities”). Because Dr. David Lee is a managing member of Clarity GenPar, LLC and Clarity Management, LLC, he may be deemed to be the beneficial owner of the shares held by the Clarity Entities, which he disclaims except to the extent of his pecuniary interest therein.

(6)	Based on public filings, of the 7,500,000 shares beneficially owned by Marubeni Corporation, 6,000,000 shares are owned directly by Marubeni Corporation and 1,500,000 shares are owned directly by Marubeni America Corporation, a wholly owned subsidiary of Marubeni Corporation. The address of Marubeni Corporation is 4-2, Ohtemachi 1-Chome, Chiyoda-Ku, Tokyo, MO 100-8088 and the address of Marubeni America Corporation is 450 Lexington Avenue, 35th Floor, New York, New York 10017.

(7)	Includes 55,782 shares of Common Stock granted as restricted stock on November 1, 2004, 5,000 shares of Common Stock purchased on the open market and 300,000 shares of Common Stock obtainable within 60 days by the exercise of stock options.

(8)	Includes 10,056 shares of Common Stock granted as restricted stock on July 1, 2004, and 92,500 shares of Common Stock obtainable within 60 days by the exercise of stock options.

(9)	Includes 25,000 shares of Common Stock granted as restricted stock on July 1, 2004, and 250,834 shares of Common Stock obtainable within 60 days by the exercise of stock options.

(10)	Represents 25,746 shares of Common Stock granted as restricted stock in connection with Mr. Bouchard’s employment agreement and 155,000 shares of Common Stock obtainable within 60 days by the exercise of stock options.

(11)	Represents (i) 101,626 shares of Common Stock issued to Mr. Dodani pursuant to the terms of the agreement and plan of merger by and between the Company and StrataLight Communications, Inc. (the “Merger Agreement”), dated as of July 9, 2008; (ii) 272,734 shares of Common Stock held in the Employee Liquidity Bonus Plan (the “ELBP”) which was assumed pursuant to the Merger Agreement, vested on January 31, 2009; (iii) 97,841 shares of Common Stock held in the ELBP and vested on October 31, 2009; (iv) 278,084 shares of Common Stock representing Mr. Dodani’s current 29.1% interest in the ELBP, which percentage interest is subject to increase upon a forfeiture by other participants in the ELBP; (v) 134,887 shares of Common Stock representing Mr. Dodani’s current interest in shares held in escrow pursuant to the Merger Agreement and (vi) 200,000 shares of Common Stock obtainable within 60 days by the exercise of stock options.

EXECUTIVE OFFICERS

The following sets forth certain current information with respect to the executive officers of the Company:

Name	Age	Position

Gilles Bouchard	49	President and Chief Executive Officer, Director
Michael C. Chan	55	President, Opnext Subsystems, Inc.
Atsushi (James) Horiuchi	49	Senior Vice President, Global Sales
Tadayuki Kanno	56	President, Modules and Devices Business Unit, Opnext Japan, Inc.
Robert J. Nobile	49	Senior Vice President, Finance & Chief Financial Officer
Kei Oki	61	Executive Vice President, Opnext, Inc. & President, Opnext Japan, Inc.
Justin J. O’Neill	51	Senior Vice President, General Counsel & Corporate Secretary

Gilles Bouchard.  Mr. Bouchard has served as our President and Chief Executive Officer and a member of the Board since April 2009. Prior to that, Mr. Bouchard served as our Chief Operating Officer from November 2007 until April 2009. Mr. Bouchard served in various management, engineering, and senior management roles at Hewlett-Packard Company from 1986 until 2006, most recently as Executive Vice President of Global Operations. Mr. Bouchard holds a Bachelor of Science in Engineering from École Centrale de Lyon and a Master of Science from University of California-Berkeley.

Michael C. Chan.  Mr. Chan has served as President of Opnext Subsystems, Inc. since April 2009. Mr. Chan also served as our Executive Vice President of Business Development and Product Portfolio Management from January 2001 until October 2009. Mr. Chan spent more than 18 years with Lucent Technologies, AT&T and Bell Laboratories. Mr. Chan’s last position at Lucent Technologies was as Chief Strategy Officer for the Optical Networking Group and prior to that he served as Chairman and President of Lucent Technologies (China) Co., Ltd. Mr. Chan holds a Bachelor of Arts in Physics from Brandeis University and a Master of Science in Operations Research from Columbia University, and is a graduate of the Wharton Advanced Management Program, University of Pennsylvania.

Atsushi (James) Horiuchi.  Mr. Horiuchi has served as our Senior Vice President of Global Sales since February 2008. Prior to that, Mr. Horiuchi served as our Vice President of North America Sales from April 2003 until February 2008 and as our Director of North America Sales from 2001 until 2003. Mr. Horiuchi has more than 24 years of experience in sales, research and development, manufacturing, and senior management in both Japan and the U.S., including more than ten years of experience in the fiber optics industry. Prior to joining our Company, Mr. Horiuchi was Product Marketing Manager — Fiberoptics Department at Infineon Technologies from 1999 until 2001 and Product Marketing Manager — Optics at Hitachi Semiconductor America from 1998 until 1999. Mr. Horiuchi holds a Master of Business Administration from Santa Clara University.

Tadayuki Kanno.  Mr. Kanno has served as President of the Modules and Devices Business Units of Opnext Japan, Inc. since April 2008. Prior to that, Mr. Kanno served as Senior Vice President of Opnext Japan, Inc. from May 2004 until April 2008 and as President of Opnext Japan, Inc. from May 2002 until May 2004. Mr. Kanno served in various management and executive positions at Hitachi Ltd. from 1979 to 2002. Prior to joining Opnext, Mr. Kanno was General Manager of Optical Transmission Systems, Telecommunications Division at Hitachi, Ltd. Mr. Kanno holds a Bachelor of Engineering in Electronics from Yamagata University and a Master of Engineering in Electronics from Yamagata University Graduate School of Engineering.

Robert J. Nobile.  Mr. Nobile has served as our Senior Vice President of Finance since March 2001 and as our Chief Financial Officer since February 2007. Mr. Nobile served in various financial positions throughout his career, his most recent at Kodak Polychrome Graphics, a global joint venture between Eastman Kodak and Sun Chemical, where he held the position of Senior Vice President of Business Integration from July 2000 until February 2001, and prior to that he served as Senior Vice President and Chief Financial Officer from January 1998 until June 2000.

Mr. Nobile holds a Bachelor of Science in Accounting from St. John’s University and is a Certified Public Accountant.

Kei Oki.  Mr. Oki has served as Executive Vice President and President of Opnext Japan, Inc. since April 2004. Mr. Oki served in various management and executive positions at Hitachi, Ltd. from 1988 until 2004; his most recent position as Executive Project Manager at Information and Telecommunication Systems, International Sales Division. Mr. Oki holds a Bachelor of Arts in Economics from Keio University.

Justin J. O’Neill.  Mr. O’Neill has served as our Senior Vice President and General Counsel since May 2007 and as our Corporate Secretary since January 2010. From January 2004 until April 2007, Mr. O’Neill was Of Counsel with the Los Angeles office of Latham & Watkins LLP. Prior to joining Latham & Watkins LLP, Mr. O’Neill was an assistant general counsel at Global Crossing, Ltd., a global broadband communications services provider, from March 1999 until September 2003, and prior to that he was an attorney in the New York office of Simpson Thacher & Bartlett LLP from 1994 until 1999. Mr. O’Neill has a Bachelor of Arts from Brown University and a J.D. from Columbia Law School.

CORPORATE GOVERNANCE

Board Independence

The Board has determined that seven of our non-employee directors are independent under the listing standards of The Nasdaq Stock Market LLC (“NASDAQ”). The independent directors are Mr. Cowan, Chairman of the Audit Committee, Mr. John F. Otto, Jr., Chairman of the Compensation Committee, Dr. Lee, Chairman of the Nominating/Corporate Governance Committee, Dr. Kuru, Mr. Abbe, Mr. Philip F. Otto and Mr. Smith. The Audit, Compensation and Nominating/Corporate Governance Committees consist entirely of independent directors under the listing standards of NASDAQ. Mr. Otsuki and Mr. Iwata are not considered independent because of their affiliations with Hitachi, Ltd., a significant shareholder of the Company. Mr. Bosco is not considered independent due to his prior employment as our President and Chief Executive Officer, and Mr. Bouchard is not considered independent as he is currently employed as our President and Chief Executive Officer.

In making its independence determinations, the Board considered any transactions and relationships between the director, or any member of his or her immediate family, and us or one of our subsidiaries or affiliates based on information provided by the director, Company records and publicly available information. Specifically, the Board considered the following types of relationships and transactions: (i) principal employment of, and other public company directorships held by, each non-employee director, which are set forth in “PROPOSAL NO. 1 ELECTION OF CLASS II AND CLASS III DIRECTORS” above; (ii) contracts or arrangements that are ongoing or that existed during any of the past three fiscal years between the Company and/or its subsidiaries or affiliates and any entity for which the non-employee director, or his or her immediate family member, is an executive officer or greater-than-10% shareholder; and (iii) contracts or arrangements that are ongoing or which existed during any of the past three fiscal years between the Company and/or its subsidiaries or affiliates and any other public company for which the non-employee director serves as a director. In each instance, the Board determined that no such relationships or transactions existed.

Board Committees and Meetings

During the fiscal year ended March 31, 2009, the Board held 12 meetings. The Board has three committees: the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee. The current members of each committee are identified in the following table:

Nominating/Corporate
Director	Audit	Compensation	Governance

Kendall Cowan	CHAIR	X
Isamu Kuru			X
David Lee		X	CHAIR
John F. Otto, Jr.	X	CHAIR
Charles J. Abbe	X
Philip F. Otto		X
William Smith			X

During the fiscal year ended March 31, 2009, no incumbent director attended fewer than 75% of all Board meetings and Board committee meetings on which he served during the period that he served after becoming a member of the Board. The independent members of our Board and Board committees meet regularly without the presence of management.

Director Attendance at Annual Meetings

Although Opnext does not have a formal policy regarding attendance by members of its Board at its annual meeting of stockholders, Opnext encourages all of its directors to attend the annual meetings. Six of Opnext’s directors attended the annual meeting of stockholders held on January 6, 2009.

Committees of the Board

The Board maintains charters for each of its standing committees, which include the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee. The charters of the Board committees clearly establish their respective roles and responsibilities. To view the charters of the committees named above, please visit the corporate governance section of the investor relations page of our website at http://www.opnext.com. Copies of the charters are available in print, without charge, upon written request to our Corporate Secretary at Opnext, Inc., 46429 Landing Parkway, Fremont, California 94538.

Audit Committee

The Audit Committee, a standing committee of the Board, met seven times during the fiscal year ended March 31, 2009. Effective April 1, 2009, the Audit Committee consists of Mr. Cowan, Mr. John F. Otto, Jr. and Mr. Abbe, with Mr. Cowan serving as Chairman of the Audit Committee. For the fiscal year ended March 31, 2009, the Audit Committee consisted of Mr. Cowan, Mr. John F. Otto Jr. and Dr. Kuru, with Mr. Cowan serving as Chairman of the Audit Committee. All members of the Audit Committee meet the membership requirements of NASDAQ, including the requirements regarding financial literacy and financial sophistication, and the Board has determined that each member of the Audit Committee is independent under the listing standards of NASDAQ and the rules of the Securities and Exchange Commission (the “SEC”) regarding audit committee membership. The Board also has further determined that Mr. Cowan is an “audit committee financial expert” as defined by the SEC.

The Audit Committee has sole authority for the appointment, compensation and oversight of the work of the independent registered public accounting firm, and responsibility for reviewing and discussing, prior to filing or issuance, with management and the independent registered public accounting firm our audited consolidated financial statements included in our Annual Report on Form 10-K and, when appropriate, our earnings press releases and other filings with the SEC. Our internal audit control function is tasked with critical supervision over the key areas of our business and financial controls and reports directly to our Audit Committee.

Compensation Committee

The Compensation Committee met 12 times during the fiscal year ended March 31, 2009. The Compensation Committee is a standing committee of the Board and all members of the Compensation Committee meet NASDAQ independence requirements. Effective April 1, 2009, the Compensation Committee consists of Mr. John F. Otto, Jr., Mr. Cowan, Dr. Lee and Mr. Philip F. Otto, with Mr. John F. Otto, Jr. serving as Chairman of the Compensation Committee. For the fiscal year ended March 31, 2009, the Compensation Committee consisted of Mr. John F. Otto, Jr., Mr. Cowan, Dr. Lee and Dr. Kuru, with Mr. John F. Otto, Jr. serving as Chairman of the Compensation Committee.

The Compensation Committee is responsible for assisting our Board in fulfilling its fiduciary duties with respect to the oversight of the Company’s compensation plans, policies and programs, including assessing our overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity-based plans, and determining executive compensation. The Compensation Committee is also responsible for evaluating and making recommendations to our Board regarding director compensation.

For a discussion of the Compensation Committee’s processes and procedures for considering and determining compensation for our directors and executive officers, please see the “Compensation Discussion and Analysis” section below.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee, also a standing committee of the Board, met four times during the fiscal year ended March 31, 2009. The Nominating/Corporate Governance Committee currently consists of Dr. Lee, Dr. Kuru and Mr. Smith, with Dr. Lee serving as Chairman of the Nominating/Corporate Governance Committee. For the fiscal year ended March 31, 2009, the Nominating/Corporate Governance Committee consisted of Dr. Kuru, Mr. John F. Otto, Jr. and Mr. Cowan, with Dr. Kuru serving as Chairman of the Nominating/Corporate Governance Committee.

The Nominating/Corporate Governance Committee oversees the corporate governance and Board membership matters of the Company. The Nominating/Corporate Governance Committee assists the Board in identifying qualified candidates to become Board members, selecting nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected), selecting candidates to fill any vacancies on the Board, and overseeing the evaluation of the Board. The Nominating/Corporate Governance Committee also considers nominees for election as directors proposed by shareholders.

The Nominating/Corporate Governance Committee maintains, with the approval of the Board, guidelines for selecting nominees to serve on the Board. Factors considered by the Nominating/Corporate Governance Committee in evaluating a director candidate include:

•	personal and professional integrity, ethics and values;

•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•	experience in the Company’s industry;

•	experience as a board member of another publicly held company;

•	academic expertise in an area of the Company’s operations; and

•	practical and mature business judgment.

While the foregoing are the primary factors considered, the Nominating/Corporate Governance Committee may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Nominating/Corporate Governance Committee’s goal is to assemble a board of directors that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of perspectives and skills derived from high quality business and professional experience. In doing so, the Nominating/Corporate Governance Committee also may consider candidates with appropriate non-

business backgrounds. Other than the foregoing factors, there are no stated minimum criteria for director nominees. The Nominating/Corporate Governance Committee believes it appropriate for the Company’s Chief Executive Officer to participate as a member of the Board.

The Nominating/Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board up for re-election at an upcoming annual meeting of stockholders indicates that he or she does not wish to continue in service, the Nominating/Corporate Governance Committee will identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating/Corporate Governance Committee and the Board will be polled for suggestions as to individuals meeting the criteria of the Nominating/Corporate Governance Committee. Research may also be performed to identify qualified individuals. If the Nominating/Corporate Governance Committee believes that the Board requires additional candidates for nomination, the Nominating/Corporate Governance Committee may explore alternative sources for identifying additional candidates. This may include engaging, as appropriate, a third-party search firm to assist in identifying qualified candidates. All directors and director nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating/Corporate Governance Committee, after which the Nominating/Corporate Governance Committee will make its recommendation to the Board. Stockholders wishing to communicate with the Nominating/Corporate Governance Committee regarding recommendations for director nominees should follow the procedure described in “Corporate Governance — Communication with the Board” below.

Relationships Among Directors or Executive Officers

There are no family relationships among any of the Company’s directors or executive officers.

Communication with the Board

Our annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of, or otherwise communicate directly with, members of the Board on appropriate matters. In addition, stockholders may communicate with the Board through the Company’s Secretary by writing to the Company at the following address: Chairman of the Board c/o Company Secretary, Opnext, Inc., 46429 Landing Parkway, Fremont, California 94538. Copies of written communications received at such address will be provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of our Corporate Secretary, to be inappropriate for submission to the intended recipient(s). Examples of stockholder communications that would be considered inappropriate for submission to the Board include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to our business or communications that relate to improper or irrelevant topics. Communications concerning potential director nominees submitted by any of Opnext’s stockholders will be forwarded to the Chairman of the Nominating/Corporate Governance Committee.

COMPENSATION DISCUSSION AND ANALYSIS AND EXECUTIVE COMPENSATION

This Compensation Discussion and Analysis provides information regarding the executive compensation program for our Chief Executive Officer, our Chief Financial Officer and the three executive officers (other than the Chief Executive Officer and Chief Financial Officer) who were the most highly compensated executives of the Company during the fiscal year ended March 31, 2009 (the “Named Executive Officers” or “NEOs”). During the fiscal year ended March 31, 2009, these individuals were:

•	Harry L. Bosco, President and Chief Executive Officer until his retirement on March 31, 2009;

•	Gilles Bouchard, Chief Operating Officer, who was appointed President and Chief Executive Officer on April 1, 2009;

•	Michael C. Chan, Executive Vice President of Business Development and Product Portfolio Management until October 27, 2009 and, as of April 1, 2009, President, Opnext Subsystems, Inc.;

•	Shrichand Dodani, President, Opnext Subsystems, Inc. until March 31, 2009; and

•	Robert J. Nobile, Senior Vice President of Finance and Chief Financial Officer.

The details of the compensation paid to and earned by our NEOs can be found in the compensation tables and associated narrative disclosure beginning on page 29 of this proxy statement.

This Compensation Discussion and Analysis describes the material elements of our executive compensation program during the fiscal year ended March 31, 2009. It also provides an overview of our executive compensation philosophy and objectives. Finally, it analyzes how and why the Compensation Committee of our Board (the “Compensation Committee”) arrived at the specific compensation decisions for our executive officers, including our NEOs, for the fiscal year ended March 31, 2009.

Compensation Philosophy and Objectives

Our executive compensation program is based on an overarching pay for performance philosophy. We have designed our compensation approach to provide total pay that aligns corporate performance with individual performance. We provide salaries and incentive compensation to executive officers that promote superior professional performance and maximize shareholder value while providing differentiation and flexibility, allowing Opnext to respond to unique circumstances. The Compensation Committee believes that compensation paid to executive officers should be closely aligned with Opnext’s performance on both a short-term and long-term basis, linked to specific, measurable results and that such compensation should assist Opnext in attracting and retaining key executives critical to Opnext’s long-term success.

Consistent with our pay for performance philosophy, our executive compensation program is designed to achieve four primary objectives:

•	attract and motivate well-qualified individuals with the ability and talent necessary for us to achieve our business objectives and corporate strategies;

•	provide incentives to achieve specific short-term individual and corporate goals by rewarding achievement of those goals at established performance levels;

•	provide incentives to achieve longer-term financial goals and reinforce the sense of ownership through award opportunities that result in ownership of stock; and

•	promote retention of key executives and align the interests of management with those of the stockholders to reinforce continuing increases in stockholder value.

Role of the Compensation Committee

The Compensation Committee is responsible for designing and evaluating our compensation plans for directors and executive officers, including the Chief Executive Officer, awarding incentive compensation to executive officers and administering other compensation programs as authorized by the Board. The Compensation Committee is also tasked with producing the annual report on executive officer compensation for inclusion in our proxy materials in accordance with applicable SEC rules. The Compensation Committee solely determines the salary and overall compensation of our Chief Executive Officer and may approve, or recommend to the Board for approval, the compensation for all other Named Executive Officers and the directors of the Company. When establishing the compensation of the other Named Executive Officers, the Compensation Committee takes into consideration the recommendations of the Chief Executive Officer. More specifically, with respect to our Named Executive Officers, the Compensation Committee reviews and approves their:

•	annual base salaries;

•	annual incentive compensation;

•	long-term incentive compensation;

•	employment agreements (including severance and change-in-control arrangements); and

•	other compensation, perquisites, or special benefits, if any.

Consistent with our performance-based philosophy, the Compensation Committee reviews and approves our compensation programs to appropriately reward success relative to predetermined goals and to retain key talent in a competitive marketplace. The Compensation Committee endeavors to effectively balance executive officers’ salaries with incentive compensation that is performance-based, as well as to reward annual performance while maintaining a focus on longer-term objectives. We believe that it serves the needs of our stockholders and key executives to provide incentives commensurate with individual management responsibilities and past and future contributions to corporate objectives. The mix of compensation elements varies based on an executive officer’s position and responsibilities with the Company.

In carrying out its responsibilities, the Compensation Committee works with members of our management team, including our Chief Executive Officer. The management team assists the Compensation Committee by providing information on Company and individual performance, market data, and management’s perspective and recommendations on compensation matters. While the Compensation Committee solicits and reviews management’s (including the Chief Executive Officer’s) recommendations and proposals with respect to compensation adjustments, long-term equity incentive awards, program structures and other compensation-related matters, the Compensation Committee uses management’s recommendations and proposals as only one factor when making compensation decisions for our executive officers and directors.

To maximize stockholder value, we believe it is necessary to deliver consistent, long-term sales and earnings growth. Accordingly, the Compensation Committee reviews not only the individual compensation elements, but the mix of individual compensation elements that make up aggregate compensation and attempts to structure the total compensation package balanced between short-term and long-term compensation, and currently paid cash and equity compensation, each in a way that meets the objectives set forth above. In carrying out its responsibilities, the Compensation Committee:

•	reviews our corporate goals and objectives relevant to executive compensation;

•	considers executive performance in light of such goals and objectives and sets executive compensation based on these evaluations and other factors as the Compensation Committee deems appropriate and in the best interests of the Company and our stockholders; and

•	determines any long-term equity incentive component of executive compensation based on past awards, the Company’s performance, the value of similar incentive awards at the companies in our Peer Group (as defined below), individual performance in accordance with stated objectives, and other factors the Compensation Committee deems appropriate and in the best interests of the Company and our stockholders.

Use of External Advisors

Pursuant to the Charter of the Compensation Committee, the Compensation Committee has the authority to retain the services of outside advisors, experts and compensation and benefits consultants to assist in the evaluation of the compensation of the Chief Executive Officer, the other executive officers, the Board and our compensation framework generally. Beginning in April 2008, the Compensation Committee engaged Pearl Meyer & Partners, LLC (“Pearl Meyer”), an independent executive compensation consulting firm, to provide it with information, recommendations, and other advice relating to executive compensation for fiscal year 2009 and beyond. Pearl Meyer serves at the discretion of the Compensation Committee. Total compensation paid to Pearl Meyer in the fiscal year ended March 31, 2009 for services rendered in this regard was $168,512. For the fiscal year ended March 31, 2009, Pearl Meyer provided the following assistance to the Compensation Committee as described in more detail below:

•	an analysis of our executive compensation program, including an examination of base salary, annual cash compensation, total cash compensation and long-term incentive compensation, and total direct compensation levels;

•	advice regarding the retention of our senior executive team and the development of a special long-term incentive grant in light of the then pending merger with StrataLight Communications, Inc. (“StrataLight”); and

•	information, analysis and advice regarding and the development of long-term incentive grants and a supplemental retirement plan for Harry L. Bosco, the Company’s then president and chief executive officer.

Compensation Levels and Benchmarking

In order to assess competitive compensation levels and practices, in April 2008, Pearl Meyer, at the direction of the Compensation Committee, conducted a comprehensive review of our executive compensation. Competitive compensation levels were developed utilizing a combination of data reported for a peer group of industry competitors and compensation survey data.

Peer group data comparisons were developed relative to a peer group of publicly traded companies (the “Peer Group”). Peer Group companies similar to us in terms of industry and size were identified by Pearl Meyer, and reviewed and approved by Opnext management and the Chairman of the Compensation Committee. Peer Group primary and secondary selection criteria included (i) industry subgroups, such as analog chips, computer networking equipment, electronic components, optical switching & transmission components, semiconductors, and telecommunications, and (ii) level of revenues, with annual revenues of $200 million to $650 million being necessary for inclusion. Secondary consideration was given to other technology companies that received more than ten percent of their revenue from Alcatel-Lucent or Cisco Systems and that had annual revenues between $125 million and $850 million. The following sixteen companies, consisting of our Peer Group, were used for benchmarking purposes in fiscal 2009:

Avanex Corp.	Intevac Inc.
Bookham Inc.	Ixia
Coherent Inc.	Mercury Computer Systems, Inc.
Cymer Inc.	MRV Communications Inc.
Electro Scientific Industries Inc.	Optium Corp.
Finisar Corp.	PMC — Sierra Inc.
Harmonic Corp.	Silicon Laboratories Inc.
Infinera Corp.	Smart Modular Technologies, Inc.

For five positions (none of them occupied by Named Executive Officers), proxy information was augmented with proprietary resources and published compensation survey data to develop “market consensus” compensation levels for each executive, generally representing an equal weighting of the Peer Group and compensation survey data. Peer Group company and survey matches were made based upon each executive’s primary roles and responsibilities and positions not prevalent in available proxy information were benchmarked to published survey data only.

Compensation survey data was derived from the following domestic survey sources:

•	Mercer — 2007 Executive Compensation Survey (all industries);

•	CHiPs — 2007 Executive Compensation Survey (technology);

•	Private 1 — 2007 Private Survey of Executive Compensation (all industries);

•	Private 2 — 2007 Private Survey of Executive Compensation (all industries); and

•	Watson Wyatt — 2007/2008 Top Management Compensation Survey (technology).

Compensation Elements

Although the structure may vary over time, our executive compensation program consists of three primary components:

•	base salary — fixed compensation that takes into account an individual’s function and responsibility, performance, and expertise;

•	annual incentives — a performance-based cash incentive bonus under the Second Amended and Restated 2001 Long-Term Stock Incentive Plan (the “Incentive Plan”) designed to reward attainment of company and individual performance objectives, with target award opportunities expressed as a percentage of base salary; and

•	long-term equity incentives in the form of grants of stock options or restricted stock under the Incentive Plan designed to provide retention and alignment of executive and shareholder interests.

These components, individually and in the aggregate, are designed to accomplish the four compensation objectives described above. For this reason, no single element dominates the compensation package of a Named Executive Officer.

The results of the Pearl Meyer’s competitive review indicated that total direct compensation — base salaries, annual performance-based bonuses and the annual value of long-term incentive awards — for our executives as a group (fourteen positions in total) was between the 50th and 75th percentile market levels, consistent with our target of providing total direct compensation between the 50th and 75th percentile market levels.

We have similar competitive objectives for each component of compensation:

•	base salaries for our Named Executive Officers will generally be targeted to be at the 50th percentile market level;

•	annual target bonus opportunities for our Named Executive Officers are generally structured to be at or near the 75th percentile market level; and

•	long-term incentive/equity awards for our Named Executive Officers will generally be structured to provide annualized values at the 75th percentile market level.

Base Salary

The base salaries of our executive officers, including those of our Named Executive Officers, historically have generally been set at the time of employment and only adjusted when special circumstances warranted adjustment. Base salaries are determined based on level of responsibility and subjective factors such as the individual’s experience. Base salaries represent the fixed portion of our executives’ compensation and are important in attracting, retaining, and motivating highly talented executive officers.

Our base salary structure is designed to result in fixed compensation approximately equal to the 50th percentile of the market for each executive officer. As a means of benchmarking, early in the fiscal year ended March 31, 2009, Pearl Meyer reviewed the base salaries for all executive officers and compared our current salary structure and salaries to those of the market. Pearl Meyer concluded that the salaries of our executive officers approximated the 50th percentile of the market for all executive officers in the aggregate, but nonetheless recommended adjustments with respect to certain individuals with salaries below the 50th percentile of the market. The Compensation Committee subsequently determined that is was not in the best interests of the Company and its stockholders to adjust the base salaries of any of our executive officers during the fiscal year ended March 31, 2009 due to the difficult economic conditions that existed during such time. Effective April 1, 2009, our executive officers, including each of the Named Executive Officers (other than Mr. Bosco, who retired from the Company on March 31, 2009, and Mr. Dodani), agreed to a ten percent reduction in their base salaries for a period of not less than six months nor more than 12 months in order to reduce our cost structure and operating expenses. Such reduction currently remains in effect.

Annual Incentive Compensation

Our executive officers, including our Named Executive Officers, are eligible to receive an annual performance-based cash incentive bonus under the Incentive Plan upon the achievement of certain Company and individual objectives. We believe that performance-based cash incentive bonuses play an important role in providing incentives to our executive officers to achieve short-term performance goals. Performance-based incentive bonuses are intended to advance our interests and those of our stockholders by assisting us in attracting and retaining executive officers who, given the extent of their responsibilities, can make significant contributions to our success through their ability, industry expertise, loyalty and exceptional service. The Compensation Committee annually approves the performance criteria and goals that will be used to calculate our Named Executive Officers’ incentive compensation for each fiscal year.

In August 2008, our Compensation Committee approved a bonus program based upon the recommendation of Pearl Meyer with respect to performance during the fiscal year ended March 31, 2009 (the “2009 Bonus Plan”). Under the 2009 Bonus Plan, incentive compensation to our Named Executive Officers was performance driven and, therefore, contingent. Payment under the 2009 Bonus Plan was conditioned largely upon the Company achieving threshold performance levels approved by the Compensation Committee, with a smaller amount dependent upon the individual’s own performance. No payments were to be made to the Named Executive Officers if the minimum threshold performance levels were not met.

Pearl Meyer reviewed our annual incentive structure and recommended dividing each Named Executive Officer’s target bonus into two components: (i) one component dependent upon the achievement of a predetermined financial metric for the Company and (ii) the other component dependent upon the achievement of certain predetermined individual performance objectives. Pearl Meyer recommended that the component of the target bonus dependent upon the Company’s financial performance be weighted more heavily for executive officers, representing between 70 to 80 percent of the target bonus opportunity. Based upon Pearl Meyer’s recommendation, our Compensation Committee determined that for executive officers, including the Named Executive Officers, the component of the annual bonus dependent upon Company financial performance should be weighted at 80 percent of target annual bonus, with the component of the target annual bonus dependent upon individual performance weighted at 20 percent.

Pearl Meyer also determined that, in the aggregate, our target bonuses were at the 50th percentile of the market for executive officer bonuses, and recommended adjusting the target bonus for all executive officers, including the Named Executive Officers, to the 75th percentile of the market. Based upon the recommendation of Pearl Meyer, the Compensation Committee approved the following target bonuses (as a percentage of base salary): 100% of salary for Mr. Bosco, 80% of salary for Mr. Bouchard, and 70% of salary for Messrs. Chan and Nobile. (Mr. Dodani did not participate in the 2009 Bonus Plan as he did not commence employment with us until the closing of the merger with StrataLight in January 2009.) The percentage of total compensation represented by incentive awards is generally higher for more senior executives so as to reflect their greater influence on profits and sales and to put a larger percentage of their total potential cash compensation “at risk.” Accordingly, Mr. Bosco was at the top end of the range.

Noting that our then current program lacked a range of potential bonus payments upon achievement of the objectives, Pearl Meyer also recommended a bonus structure with incentive compensation earned based on our financial performance exceeding increasingly challenging levels of performance goals. For example, Pearl Meyer suggested that for executive officers bonuses might start to pay out when the Company had achieved 50% of the predetermined target, with the maximum payout occurring when the Company had achieved 150% of the predetermined target. Pearl Meyer then reviewed the annual incentives of the Peer Group companies and determined that, while revenue was the most prevalent annual incentive plan performance measure, operating income and individual performance were also commonly used.

Based upon the advice of Pearl Meyer, the Compensation Committee structured the 2009 Bonus Plan with a range of potential bonus payments for each executive officer, including the Named Executive Officers, each dependent upon the achievement of certain pre-determined short terms goals for the Company and each such officer. Working with our executive management team, and in particular our Chief Executive Officer and Chief Financial Officer, the Compensation Committee determined that operating income, which was utilized by approximately one-

half of the Peer Group, was the most appropriate measure and approved the use of operating income as the measure of the Company’s financial performance under the 2009 Bonus Plan for the fiscal year ended March 31, 2009.

Pursuant to the 2009 Bonus Plan, the Compensation Committee established a tiered incentive compensation structure based upon increasing levels of operating income for the fiscal year ended March 31, 2009. The threshold performance levels for the fiscal year ended March 31, 2009 were attainable, though not certain to be achieved at the time the performance criteria were determined.

The Compensation Committee determined that we did not meet our target level of adjusted operating income for the fiscal year ended March 31, 2009 necessary for the Company financial performance component of bonuses to be awarded under our 2009 Bonus Plan. In addition, the Compensation Committee determined that, because of then current and forecasted economic conditions, none of the executive officers, including none of the Named Executive Officers, would receive any of the individual performance component of the bonus pursuant to the 2009 Bonus Plan, notwithstanding that such executive officer might have achieved his or her individual objectives. As a result, no amounts were paid to any Named Executive Officer pursuant to the 2009 Bonus Plan.

Long-Term Incentive Compensation

Awards of stock options and restricted stock under our Incentive Plan are designed to:

•	closely align management and stockholder interests;

•	promote retention and reward executives and other key employees for building stockholder value; and

•	encourage long-term investment in the Company by participating Named Executive Officers.

The Compensation Committee believes that stock ownership by management is beneficial to all stockholders, since stock options provide a direct link with stockholder interests as they have no intrinsic value unless our stock price increases above the grant date price, and we have granted stock awards to executive officers and other employees to promote the goals discussed above.

In the first quarter of the fiscal year ended March 31, 2009, Pearl Meyer reviewed our long-term incentive grants, comparing the Black-Scholes value of such grants to market consensus data. Pearl Meyer recommended a long-term incentive structure with awards determined by salary grade and the value of grants. Pearl Meyer determined that, while the aggregate value of our long-term incentive grants to executive officers was at the 50th percentile level of the market consensus as of August 2007, by April 2008, the aggregate value of such grants had decreased such that it was at the 25th percentile of the market consensus. Pearl Meyer also determined that 75 percent of the companies in the Peer Group used stock options and 38 percent used restricted stock, and that on average stock options and restricted stock awards for Peer Group companies vested over a four-year period. As a result of these findings, Pearl Meyer recommended that we increase the aggregate value of our long-term incentive grants by making regular grants to executive officers and that we use a mix of equity vehicles for our long-term compensation, such as restricted stock together with stock options.

While Pearl Meyer recommended a long-term incentive structure based on value opportunity for each executive officer and a mix of equity vehicles, due in part to our merger with StrataLight, as discussed in more detail below, and the difficult economic environment, we continued to award a fixed number of shares and only granted stock options to our executive officers, including Named Executive Officers, in the fiscal year ended March 31, 2009.

Stock Options

The Compensation Committee has the authority to determine the Named Executive Officers to whom options are granted, the terms upon which options are granted and the number of shares subject to each option. Our Chief Executive Officer makes periodic recommendations of stock option grants (other than for himself), which the Compensation Committee then considers, and may approve, revise or reject.

Historically, the vesting schedule of stock options granted to our Named Executive Officers has generally been vesting with respect to one quarter of the shares subject to the option on each the first four anniversaries of the date of grant. This vesting schedule promotes retention, while the nature of stock options provides Named Executive Officers with an incentive to contribute to stockholder value over the long term. Stock options are priced at the closing price of our common stock on the NASDAQ stock exchange on the date of grant. Stock options historically have generally expired ten years from the date of grant unless the grantee’s employment was terminated earlier. A ten-year term provides a reasonable time frame to align the Named Executive Officers’ compensation with stockholder interests since any appreciation of our stock price will benefit both management and stockholders. Stock options provide a direct link with stockholder interests as they have no intrinsic value unless our stock price increases above the grant date price.

In early July of 2008, the Company was on the verge of entering into the Merger Agreement pursuant to which StrataLight would be merged with and into the Company (the “Merger”), which Merger was subsequently consummated in January 2009. The Compensation Committee retained Pearl Meyer to provide information, analysis and advice regarding the retention of our senior executive team in light of the pending Merger.

Pearl Meyer assisted in the development of a special long-term incentive grant for the executive team to be granted in the event that the Merger Agreement was executed. The special long-term incentive grant was conceived to address the uncertainty inherent in the Merger by providing incentive for the chief executive officer and other senior executives, each of whom was expected to assume key responsibilities in connection with the Merger and the integration of StrataLight, to complete the Merger and the related integration. The grant was deemed advisable in light of the fact that the trading price of our common stock was then significantly below the exercise price of options held by the executive team, resulting in little meaningful retention value.

As a means of benchmarking the proposed grants, Pearl Meyer reviewed transaction bonuses for all executive officers (including chief executive officers) granted in connection with 58 comparable precedent transactions, each precedent transaction being valued at less than $500 million. Based upon its analysis, Pearl Meyer recommended that we consider providing stock option grants in conjunction with the execution of the Merger Agreement, such grants to vest ratably over a three-year period, with each option having a term of five years.

On July 9, 2008, we entered into the Merger Agreement. In connection with, and conditioned upon, the execution of the Merger Agreement, and based upon the recommendation of Pearl Meyer, on July 8, 2008, the Compensation Committee approved the grant of options to purchase common stock of the Company to the Named Executive Officers in the following amounts: 300,000 options to Mr. Bosco; 100,000 options to Mr. Chan; and 90,000 options to each of Messrs. Bouchard and Nobile (such options, the “Transaction Bonus Options”). (Mr. Dodani did not receive a grant at that time because he was the chief executive officer of StrataLight and did not become employed by us until following the closing of the Merger.) Accordingly, the grant was made on July 11, 2008. The Compensation Committee approved the grant of the Transaction Bonus Options to retain key executives during the pendency of the Merger. The Transaction Bonus Options differ from the terms of the options historically granted by the Company in that they vest with respect to one-third of the shares on each anniversary of the date of grant and expire five years from the date of grant unless the grantee’s employment is terminated earlier.

With respect to Mr. Bosco, the Transaction Bonus Options were also designed to address in part the lack of supplemental retirement plan for the benefit of Mr. Bosco and the fact that Mr. Bosco’s previously outstanding stock options, all of which had an exercise price in excess of the then current quoted price per share for our common stock, would be forfeited upon his retirement. In the weeks preceding the execution of the Merger Agreement, Pearl Meyer had been engaged to provide information, analysis and advice to the Compensation Committee regarding retirement planning for Mr. Bosco, then our president and chief executive officer. Mr. Bosco had realized no gains from his stock option awards over his years of service with the Company and such awards would terminate shortly after the termination of Mr. Bosco’s employment with us, thus making it possible that he might never receive any value from such awards.

Pearl Meyer reviewed general industry trends with respect to supplemental retirement plans, noting that while the prevalence of retirement program among the Peer Group was low, retirement programs were more common among general industry companies. Pearl Meyer found that annual replacement pay ratios varied from 30% to 75%, with replacement pay most commonly being defined as base salary and the replacement pay period typically being ten years. Pearl Meyer’s study suggested that a grant equal to $2,000,000 in Black-Scholes value might be appropriate, such amount being structured to provide approximately 40% of the current base salary replacement pay ratio over a ten-year period. Pearl Meyer suggested that the award should provide for continued vesting of the option upon retirement, exercisability of the option through its remaining term, and be conditioned upon adherence to the terms of a non-compete over the term of the option.

To reward Mr. Bosco for his service to the Company, and in consideration of his efforts on behalf of the Company since his commencement of employment in 2000, and due to the fact that Mr. Bosco did not have a supplemental retirement plan, in addition to the Transaction Bonus Options granted to Mr. Bosco, on July 11, 2008, the Compensation Committee approved the grant to Mr. Bosco of a nonqualified stock option under the Incentive Plan to purchase up to an aggregate of 600,000 shares of common stock of the Company, the grant of such option being subject to approval by the stockholders of the Company at the 2008 annual meeting of stockholders. While stockholder approval of the option grant was not required by our bylaws or otherwise, the Compensation Committee submitted the grant to the stockholders for approval at the annual meeting as a matter of good corporate governance.

The grant of the stock option was approved by the stockholders at the 2008 annual meeting of stockholders and, on January 8, 2009, Opnext granted Mr. Bosco a nonqualified stock option under the Second Amended and Restated Stock Incentive Plan to acquire 600,000 shares of our common with an exercise price of $2.34 per share, which, subject to Mr. Bosco’s continued service with the us, will vest and become exercisable with respect to one-third of the number of shares of subject thereto on each of the first, second and third anniversaries of the date of grant. The option has a term of five years from the date of grant. The option will become fully vested and exercisable upon the occurrence of any of the following: (i) a termination of Mr. Bosco’s service as an employee and director by Opnext without “cause” (as such term is defined in Mr. Bosco’s option agreement) during the twelve-month period immediately following a “change in control” (as such term is defined in the Second Amended and Restated Stock Incentive Plan), (ii) a failure by the Board to nominate Mr. Bosco to stand for election to the Board at any meeting of our stockholders whereby Mr. Bosco’s term as director will expire if he is not reelected, (iii) a failure by our stockholders to reelect Mr. Bosco to the Board at any such meeting, or (iv) the Board’s removal of Mr. Bosco as a member of the Board; provided, however, that no such accelerated vesting will occur pursuant to clause (ii), (iii) or (iv) above if, at the time of such event, any of the events constituting “cause” as defined in Mr. Bosco’s stock option agreement have occurred. The option will also become fully vested and exercisable if Mr. Bosco’s service with us is terminated by reason of his death or “disability” as defined in Mr. Bosco’s stock option agreement.

On November 15, 2007, pursuant to his employment agreement, the Company granted Mr. Bouchard a nonqualified stock option to purchase 250,000 shares of our common stock (the “Bouchard Option”) at an exercise price of $8.89 per share, which options vested with respect to one-quarter of the shares subject thereto on November 1, 2008 and will vest with respect to the remaining shares subject thereto in equal annual installments on November 1, 2009, November 1, 2010 and November 1, 2011, subject to certain accelerated vesting under certain circumstances as set forth in the stock option agreement.

On February 17, 2009, in consideration of his agreement to enter into an employment agreement with the Company after the Merger, we granted Mr. Dodani a nonqualified stock option to purchase 200,000 shares of our common stock with an exercise price of $1.68 per share. By reason of Mr. Dodani’s position having changed to Senior Advisor effective March 31, 2009, and as agreed to in connection with the execution of his employment agreement, this stock option vested in full and became exercisable with respect to all of the shares covered by such option on March 31, 2009.

For more information regarding the terms of the stock option agreements, please see the descriptions under the heading “Executive Compensation — Potential Payments upon Termination or Change of Control — Stock Option Agreements.”

Employee Liquidity Bonus Plan — Mr. Dodani

As noted previously, Mr. Dodani did not become employed by the Company until the closing of the Merger and, thus, did not receive any Transaction Bonus Options. Mr. Dodani is, however, a participant in a bonus plan initially established by StrataLight for the benefit of certain StrataLight employees, directors and certain other designees (the “Employee Liquidity Bonus Plan”), which we assumed under the Merger Agreement. Pursuant to the terms of the Employee Liquidity Bonus Plan, sixteen percent (16%) of the aggregate merger consideration in the form of Opnext common stock and cash was allocated to certain employees, directors and certain other designees of

StrataLight pursuant to methodologies determined by the compensation committee of the StrataLight board of directors prior to the closing of the Merger. The merger consideration to be received by the participants in the Employee Liquidity Bonus Plan, other than such director participants, is subject to vesting such that twenty-five percent (25%) of such merger consideration vested and was distributed on January 31, 2009, fifty percent (50%) vested and was distributed on October 31, 2009 and twenty-five percent (25%) will vest and be distributed on February 22, 2010. If an employee participant is no longer employed by Opnext or the surviving corporation at any vesting date for any reason other than a termination of such employee by Opnext or the surviving corporation without cause, such employee participant will not be entitled to receive such merger consideration and such amounts not paid will be paid on a pro rata basis to the other participants in the Employee Liquidity Bonus Plan. There are a total of 3,291,570 shares of our common stock and $5,875,000 in cash held for the benefit of participants in the Employee Liquidity Bonus Plan. As of March 31, 2009, Mr. Dodani held a 28.5% interest in the Employee Liquidity Bonus Plan and such percentage interest is subject to increase in the event of a forfeiture by other participants in the plan.

The following amounts have been distributed to Mr. Dodani in accordance with the terms of the Employee Liquidity Bonus Plan.

January 31, 2009   272,734 shares of our Common Stock and $513,099 in cash

October 31, 2009   555,262 shares of our Common Stock and $1,044,628 in cash

On February 18, 2009, we entered into an employment agreement with Mr. Dodani whereby in the event of a change in Mr. Dodani’s position from President, Opnext Subsystems, Inc. to Senior Advisor, Mr. Dodani would become fully vested in his right to receive all amounts payable to him under the Employee Liquidity Bonus Plan, subject to the provisions of the Merger Agreement in respect of certain shares and cash held in escrow to satisfy the former StrataLight shareholders’ indemnification obligations under the Merger Agreement, and such amounts are to be paid to Mr. Dodani at the time set forth in, and otherwise in accordance with, the Merger Agreement. By reason of Mr. Dodani’s position having changed to Senior Advisor effective March 31, 2009 and pursuant to his employment agreement, Mr. Dodani became fully vested in his right to receive all amounts payable to him under the Employee Liquidity Bonus Plan, subject to the provisions of the Merger Agreement in respect of certain shares and cash held in escrow to satisfy the former StrataLight shareholders’ indemnification obligations under the Merger Agreement, and such amounts are to be paid to Mr. Dodani at the time set forth in, and otherwise in accordance with, the Merger Agreement (the remaining twenty-five percent (25%) will be distributed on February 22, 2010).

Restricted Stock

The Incentive Plan provides for awards of restricted shares of our Common Stock to our executives and other employees. The Compensation Committee determines, based on recommendations made by the Chief Executive Officer (other than for awards to himself), the Named Executive Officers to whom restricted shares are awarded, the terms upon which shares are awarded and the number of shares subject to each award.

Restricted shares are subject to certain forfeiture restrictions that generally lapse (or vest) over a specified period of time set forth in the individual award agreements, subject to the recipient’s continued employment with the Company. While grants of restricted shares generally vest over a period of two years from the date of award, restricted shares granted to certain of our Named Executive Officers vested over a period of two years from the date of our initial public offering. This vesting schedule promotes retention, encourages long-term investment in the Company and provides a reasonable timeframe to align the Named Executive Officers’ compensation with stockholder interests, since any appreciation of our stock price will benefit both management and stockholders. For more information on the grant of shares of restricted stock, please see the table under the caption, “Summary Compensation Table.”

Equity Award Practices

As described under “Long-Term Incentive Compensation” above, equity-based awards are a key component of our overall executive compensation program. We do not backdate grants of awards nor do we coordinate the grant of awards with the release of material information to result in favorable pricing. Previous grants of awards to executive officers and other new employees were based on the timing of date of hire. However, in June of 2007, the Compensation Committee established a new grant schedule that provides that grants will generally be made on the 15th day of the second month of each quarter (or, if such day is not a business day, on the next succeeding business day). We established a schedule for granting equity awards to (1) avoid any appearance of impropriety or manipulation regarding the timing of stock option grants, (2) minimize the number of dates of stock option grants, and (3) ensure that the timing of stock option grants is based on objective criteria and publicly available information.

Perquisites and Other Benefits

We provide our Named Executive Officers with perquisites and other benefits, reflected in the “All Other Compensation” column in the table captioned, “Summary Compensation Table,” which we believe are reasonable and consistent with our overall executive compensation program. The costs of these benefits constitute only a small percentage of each Named Executive Officer’s total compensation and include the following:

Employee Healthcare Premiums.  We, at our sole cost (with the exception of Mr. Dodani), provide to each Named Executive Officer, healthcare, dental care, life insurance, disability, and accidental death and dismemberment insurance.

Matching Contributions to 401(k) Plan Accounts.  The Company sponsors the Opnext, Inc. 401(k) Plan (the “401(k) Plan”) to provide retirement benefits to each Named Executive Officer and all its U.S. employees. As allowed under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), the 401(k) Plan provides tax-deferred salary deductions for eligible employees. Employees may contribute from 1% to 60% of their annual compensation to the 401(k) Plan, subject to a maximum annual limit as set periodically by the Internal Revenue Service. The Company matches employee contributions at a ratio of two-thirds to one for each dollar an employee contributes up to a maximum of two-thirds of the first six percent an employee contributes. All matching contributions vest immediately. In addition, the 401(k) Plan provides for discretionary contributions as determined by the Board. Were any such discretionary contributions to the 401(k) Plan to be made, such contributions would be allocated among eligible participants in the proportion of their salaries to the total salaries of all participants. On April 1, 2009, the Company suspended our matching contribution to the 401(k) plan in order to reduce our cost structure and operating expenses.

Insurance Allowance.  In addition to the life insurance benefits provided under our group healthcare benefits, the Company provides a monthly cash allowance to each Named Executive Officer (other than Mr. Dodani) that is intended to enable the Named Executive Officer to purchase additional life insurance. The amount of the life insurance allowance for each Named Executive Officer is calculated by a third-party consultant based upon an actuarial analysis. The Named Executive Officer may elect to apply the cash allowance to purchase additional life insurance or he or she may use this allowance for other purposes.

All Other Compensation

Except as described above, there are no perquisites available to our Named Executive Officers and no tax gross-up reimbursements are available to our Named Executive Officers. The Named Executive Officers have access to the same facilities and workplace amenities as do all of our employees.

Internal Revenue Code Section 162(m) Policy

Section 162(m) of the Code limits the deductibility of compensation paid to certain of our executive officers. To qualify for deductibility under Section 162(m), compensation in excess of $1,000,000 paid to our Named Executive Officers during any fiscal year generally must be “performance-based” compensation as determined under Section 162(m). Compensation generally qualifies as performance-based, if, among other requirements, it is payable only upon the attainment of pre-established, objective performance criteria based on performance goals that have been approved by our stockholders, and the committee of the Board that establishes and certifies the attainment of such goals consists only of “outside directors.” All members of our Compensation Committee qualify as outside directors.

The Compensation Committee’s policy is to take into account Section 162(m) in establishing compensation of our executive officers to preserve deductibility to the greatest extent possible. The deductibility of some types of compensation payments can depend upon the timing of the vesting or an executive’s exercise of previously granted awards. Interpretations of and changes in applicable tax laws and regulations as well as other factors beyond our control can also affect deductibility of compensation. While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Compensation Committee’s overall compensation philosophy and objectives. The Compensation Committee will consider ways to maximize the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate officers competitively and in a manner commensurate with performance. From time to time, the Compensation Committee may therefore award compensation to our executive officers that is not fully deductible if it determines that such compensation is consistent with its philosophy and is in our and our stockholders’ best interests.

Internal Revenue Code Section 409A

Section 409A of the Code requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities and penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our Named Executive Officers, so that they are either exempt from, or satisfy the requirements of, Section 409A. With respect to our compensation and benefit plans that are subject to Section 409A, in accordance with Section 409A and regulatory guidance issued by the Internal Revenue Service, we are currently operating such plans in compliance with Section 409A. Pursuant to that regulatory guidance, we have amended our plans and arrangements to either make them exempt from or have them comply with Section 409A.

Accounting Standards

Accounting Standards Codification Topic 718, Compensation — Stock Compensation, or ASC Topic 718 (formerly known as Financial Accounting Standard No. 123(R), Share-Based Payments) requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of stock options and restricted stock under the Incentive Plan are accounted for under ASC Topic 718. The Compensation Committee regularly considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to the Incentive Plan and equity award programs thereunder. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

Summary Compensation Table

The following table sets forth summary information concerning the compensation awarded to, paid to or earned by each of our Named Executive Officers for all services rendered in all capacities to us during the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007.

							Non-Equity
							Incentive	All
					Stock	Option	Plan	Other
		Salary	Bonus		Awards	Awards	Compensation	Compensation
Name and Principal Position	Year	($)(1)	($)		($)(2)	($)(2)	($)	($)(3)	Total

Harry L. Bosco	2009	$500,000	$0		$323,747	$242,577	$0	$32,676	$1,099,005
Director, Chief Executive	2008	$500,000	$0		$369,996	$200,890	$0	$32,971	$1,103,857
Officer and President	2007	$400,000	$0		$46,250	$0	$240,000	$31,737	$717.987
Gilles Bouchard	2009	$400,000	$140,000	(4)	$177,800	$58,876	$0	$33,264	$809,945
Chief Operating Officer	2008	$166,267	$100,000	(4)	$66,675	$155,950	$0	$10,769	$499,661
	2007	$0	$0		$0	$0	$0	$0	$0
Michael C. Chan	2009	$360,000	$0		$121,406	$65,417	$0	$32,058	$578,885
President, Opnext Subsystems, Inc.	2008	$336,667	$0		$138,750	$46,874	$0	$31,044	$553,335
	2007	$325,000	$0		$17,344	$0	$195,000	$30,346	$567,690
Shrichand Dodani	2009	$26,895	$2,189,493	(5)	$2,563,695 (6)	$145,010	$0	$4,837	$4,929,930
Senior Advisor	2008	$0	$0		$0	$0	$0	$0	$0
	2007	$0	$0		$0	$0	$0	$0	$0
Robert J. Nobile	2009	$265,000	$0		$80,934	$58,876	$0	$32,500	$437,315
Chief Financial Officer	2008	$265,000	$0		$92,496	$33,482	$0	$31,148	$422,126
and Senior Vice President, Finance	2007	$250,000	$20,000		$11,562	$0	$100,000	$29,904	$411,466

(1)	Represents base salary before pre-tax contributions and, therefore, includes compensation deferred under our 401(k) Plan.

(2)	Represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year ended March 31, 2009 in accordance with ASC Topic 718. Pursuant to SEC rules, the amount shown excludes the impact of estimated forfeitures related to service-based vesting conditions. The reported amounts reflect our stock-based compensation expense for these awards and do not correspond to the actual value that might be recognized by the Named Executive Officers. For a discussion of the assumptions made in the valuation reflected in the Stock Awards and Options Awards columns, refer to Note 2 to the Consolidated Financial Statements contained in the Form 10-K filed with the Securities and Exchange Commission on June 15, 2009. In connection with his retirement on March 31, 2009, Mr. Bosco forfeited the following vested stock options: (i) options to purchase 1,000,000 shares granted on July 31, 2001 with an exercise price equal to $15.00 per share, (ii) options to purchase 150,000 shares granted on November 1, 2004 with an exercise price equal to $15.00 per share, and (iii) options to purchase 37,500 shares granted on August 15, 2007, with an exercise price equal to $11.34 per share.

(3)	Represents 401(k) Plan matching contributions and medical, dental, life insurance (and allowance for supplemental life insurance) and accidental death and dismemberment insurance. The following table sets forth the amount of respective 401(k) plan matching contributions.

		401(k) Plan
	Fiscal	Company
Named Executive Officer	Year	Contributions

Harry L. Bosco	2009	$9,200
Gilles Bouchard	2009	$9,210
Michael C. Chan	2009	$9,800
Shrichand Dodani	2009	$1,119
Robert J. Nobile	2009	$9,200

(4)	Represents guaranteed bonuses paid to Mr. Bouchard on March 31, 2008 and March 31, 2009, respectively, pursuant to the terms of his employment agreement.

(5)	Represents the cash portion of the award earned by Mr. Dodani under the terms of the Employee Liquidity Bonus Plan, including cash payable in respect of escrowed consideration pursuant to the provisions of the Merger Agreement. Pursuant to our employment agreement with Mr. Dodani, by reason of Mr. Dodani’s position having changed to Senior Advisor effective March 31, 2009, Mr. Dodani became fully vested in his right to receive all amounts payable to him under the Employee Liquidity Bonus Plan, subject to the provisions of the Merger Agreement in respect of escrowed consideration. Mr. Dodani received cash payments equal to $513,099 and $1,044,628 on or about January 31, 2009 and October 31, 2009, respectively, in accordance with the terms of the Employee Liquidity Bonus Plan. The balance of the cash portion of Mr. Dodani’s award will be paid to Mr. Dodani on February 22, 2010.

(6)	Represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year ended March 31, 2009 in accordance with ASC Topic 718, related to the expense associated with Mr. Dodani’s award under the Employee Liquidity Bonus Plan (which includes shares awarded in respect of the escrowed consideration pursuant to the provisions of the Merger Agreement). Pursuant to our employment agreement with Mr. Dodani, by reason of Mr. Dodani’s position having changed to Senior Advisor effective March 31, 2009, Mr. Dodani became fully vested in his right to receive all amounts payable to him under the Employee Liquidity Bonus Plan effective March 31, 2009, subject to the provisions of the Merger Agreement in respect of escrowed consideration. Mr. Dodani received stock payments equal to 272,734 shares and 555,262 shares on or about January 31, 2009 and October 31, 2009, respectively, in accordance with the terms of the Employee Liquidity Bonus Plan, and the balance of the stock portion of his award will be distributed to Mr. Dodani on February 22, 2010.

Grants of Plan-based Awards in Fiscal Year 2009*

The following table sets forth certain information with respect to grants of plan-based awards for the fiscal year ended March 31, 2009 to the Named Executive Officers.

					All Other
					Option	Exercise	Grant
		Estimated Future Payouts			Awards:	or Base	Date Fair
		Under Non-Equity Incentive			Number of	Price of	Value of
		Plan Awards(1)			Securities	Option	Stock and
	Grant	Threshold	Target	Maximum	Underlying	Awards	Option
Name	Date	($)	($)	($)	Options (#)	($/Sh)	Awards($)(2)

Harry L. Bosco	7/11/2008	$300,000	$400,000	$500,000	300,000 (3)	$4.92	$828,000
	1/8/2009				600,000 (3)	$2.34	$840,000
Gilles Bouchard†	7/11/2008		$100,000	$100,000	90,000 (4)	$4.92	$248,400
Michael C. Chan	7/11/2008	$151,200	$201,600	$252,000	100,000 (4)	$4.92	$276,000
Shrichand Dodani	2/17/2009	$0	$0	$0	200,000 (5)	$1.68	$145,010
Robert J. Nobile	7/11/2008	$111,300	$148,400	$185,500	90,000 (4)	$4.92	$248,400

(1)	The Company did not achieve its target performance metric with respect to the component of the 2009 Bonus Plan which was dependent upon Company performance and the Compensation Committee elected not to pay the component of our Named Executive Officers’ bonus which was dependent upon individual performance, and therefore no cash bonuses were paid. Except with respect to Mr. Bouchard, the Company did not place a maximum limit on the incentive compensation that could have been earned by the Named Executive Officers in the fiscal year ended March 31, 2009. The maximum amount represents the “target bonus” as such term is used in the Named Executive Officers’ employment agreements. Mr. Dodani did not participate in the 2009 Bonus Plan as Mr. Dodani did not commence employment with us until the closing of the Merger in January 2009.

(2)	Amounts represent the full grant date fair value of stock options granted during the fiscal year ended March 31, 2009 calculated in accordance with ASC 718. For a discussion of the assumptions made in the valuation reflected in this column, refer to Note 2 to the Consolidated Financial Statements contained in our Form 10-K filed with the Securities and Exchange Commission on June 15, 2009.

(3)	Represents stock options granted on July 11, 2008 and January 8, 2009, pursuant to the Incentive Plan. The stock options will vest and become exercisable with respect to one-third of the shares on each of the first, second and third anniversaries of the date of grant, and are subject to accelerated vesting under certain circumstances as set forth in the applicable stock option agreement.

(4)	Represents stock options granted on July 11, 2008, pursuant to the Incentive Plan. The stock options vest and become exercisable with respect to one-third of the shares on each of the first, second and third anniversary of the date of grant, and are subject to accelerated vesting under certain circumstances as set forth in the applicable stock option agreement.

(5)	Represents stock options granted on February 17, 2009 pursuant to the terms of the employment agreement between Mr. Dodani and the Company. By reason of Mr. Dodani’s position having changed to Senior Advisor effective March 31, 2009, this stock option vested in full and became exercisable with respect to all of the shares covered by such option on March 31, 2009.

*	Table does not reflect any shares of our Common Stock that were granted by StrataLight under the Employee Liquidity Bonus Plan prior to the Merger.

†	Pursuant to his employment agreement in effect as of March 31, 2009, Mr. Bouchard was entitled to receive a bonus in an amount up to a maximum of $100,000 in connection with the 2009 Bonus Plan. Although Mr. Bouchard’s employment agreement did not provide for a “target” bonus for the year ended March 31, 2009, this amount is included in the “Target” column in addition to the “Maximum” column because the agreement may be deemed to provide for a single estimated payout.

Employment Agreements

Mr. Harry L. Bosco

Mr. Bosco retired as our President and Chief Executive Officer on March 31, 2009 and, as a result, on such date our employment agreement with him terminated. Our employment agreement with Mr. Bosco, originally dated July 31, 2001 and amended on November 1, 2004, provided that Mr. Bosco would serve as our President and Chief Executive Officer. Mr. Bosco’s annual base salary under the agreement was $500,000. In addition, he was eligible to receive a target annual bonus in an amount equal to 100 percent of his base salary, though he did not receive any bonus for the fiscal year ended March 31, 2009, since, with respect to the portion of Mr. Bosco’s bonus which was related to the performance of the Company, the Company did not achieve its specified target performance metric and, with respect to the portion of Mr. Bosco’s bonus which was related to his individual performance, our Compensation Committee determined not to pay any individual performance related cash bonuses due to the economic environment.

Pursuant to his employment agreement, Mr. Bosco was prohibited from competing with us for a period of six months following the termination of his employment on March 31, 2009. During this period, Mr. Bosco was also restricted from (i) soliciting our employees to terminate their relationships with us and (ii) soliciting or interfering with our relationship with any of our customers, suppliers or licensees. Mr. Bosco also executed a confidentiality agreement containing customary provisions protecting our intellectual property rights and confidential information. In addition, Mr. Bosco also entered into an indemnification agreement with us in connection with his employment agreement that requires, among other things, that we indemnify Mr. Bosco to the fullest extent permitted by applicable law against certain liabilities that may arise by reason of his service or status as an officer of the Company, provided Mr. Bosco acted in good faith and in a manner he reasonably believed to be in or not opposed to our best interests.

Mr. Gilles Bouchard

During the fiscal year ended March 31, 2009, Mr. Gilles Bouchard served as our Chief Operating Officer pursuant to an employment agreement we entered into with him on November 1, 2007 (the “Initial Bouchard Agreement”), which was amended and restated on May 15, 2009 in connection with Mr. Bouchard’s assumption of the roles of Chief Executive Officer and President effective as of April 1, 2009 (such amended and restated employment agreement, the “Amended and Restated Bouchard Agreement”).

Initial Bouchard Agreement

Pursuant to the Initial Bouchard Agreement, the term of Mr. Bouchard’s employment as Chief Operating Officer extended until November 1, 2011, subject to automatic renewal for successive one-year periods unless either party provides notice of such party’s intention not to renew the employment agreement not less than sixty days prior to November 1, 2011 or the expiration of the then-current term. Mr. Bouchard’s initial base salary was $400,000 per year, and could be increased annually at the sole discretion of the Board. Mr. Bouchard was entitled to receive an initial bonus of $240,000 with respect to his first year of employment, $100,000 of which was paid on March 31, 2008 and $140,000 of which was paid on March 31, 2009. In addition, Mr. Bouchard was eligible to receive an annual bonus up to a maximum of $100,000 with respect to the Company’s 2009 fiscal year contingent upon the

Company’s achievement of certain performance targets to be established by the Board for such fiscal year. The Initial Bouchard Agreement provided that commencing with the Company’s 2010 fiscal year and each fiscal year thereafter, Mr. Bouchard would be eligible to participate in the Company’s bonus program for the relevant fiscal year, under which Mr. Bouchard had the potential to earn an annual bonus targeted at 60 percent of his annual base salary for each such year. Based upon the recommendations of Pearl Meyer, in August 2008 the Compensation Committee approved an increase in Mr. Bouchard’s target bonus to 80 percent of his annual base salary for the fiscal year ended March 31, 2009.

Pursuant to the Initial Bouchard Agreement, on November 15, 2007, the Company granted Mr. Bouchard nonqualified stock options to acquire 250,000 shares of the Company’s Common Stock under the Incentive Plan with an exercise price of $8.89 per share. One-quarter of the options vested on each of November 1, 2008 and November 1, 2009 and the remaining options will vest in equal installments on November 1, 2010 and November 1, 2011, subject to his continued employment with the Company, and will be subject to accelerated vesting in certain events. The Company also granted Mr. Bouchard, on November 15, 2007, 40,000 shares of restricted stock at a purchase price of $.01 per share. One-half of such restricted stock vested on November 1, 2008 and the remaining shares of restricted stock vested on November 1, 2009. The restricted stock was subject to accelerated vesting in the event of a change of control or termination of Mr. Bouchard’s employment by the Company without “cause” or by him for “good reason” or by reason of his death or “disability” (see “Executive Compensation — Potential Payments upon Termination or Change of Control” below for definitions of “cause,” “good reason,” and “disability” as applied to Mr. Bouchard).

Amended and Restated Bouchard Agreement

Pursuant to the Amended and Restated Bouchard Agreement, the term of Mr. Bouchard’s employment as Chief Executive Officer and President is for four years, commencing on May 15, 2009, and ending on May 15, 2013, subject to automatic renewal for successive one-year periods unless either party provides notice of such party’s intention not to renew the Agreement not less than sixty days prior to the expiration of the then-current term. The Amended and Restated Bouchard Agreement provides that Mr. Bouchard’s annual base salary will be $500,000 per year, and may be increased from time to time in the sole discretion of the Compensation Committee. However, commencing on April 1, 2009, Mr. Bouchard’s annual base salary was reduced to $360,000 per year for a period of not less than 6 months nor greater than 12 months in an effort to reduce our operating expenses. Pursuant to the Amended and Restated Bouchard Agreement, Mr. Bouchard agreed that the reduction in his base salary would not constitute “Good Reason” for purposes of the Amended and Restated Bouchard Agreement or any other agreement. Such reduced annual base salary remains in effect as of January 4, 2010.

Commencing with the Company’s 2010 fiscal year and each fiscal year thereafter, Mr. Bouchard will be eligible to participate in the Company’s annual incentive bonus plan applicable to the most senior executives of the Company, under which Mr. Bouchard will have the potential to earn an annual bonus targeted at 100% of his unreduced annual base salary, contingent on the attainment of certain individual and/or Company performance criteria established and evaluated by the Board or the Compensation Committee in accordance with the terms of such bonus plan as in effect from time to time.

Pursuant to the Amended and Restated Bouchard Agreement, on May 15, 2009, the Company granted Mr. Bouchard a nonqualified stock option to acquire 1,000,000 shares of the Company’s Common Stock under the Incentive Plan with an exercise price equal to $2.30 per share. This stock option will vest with respect to one-third of the shares subject thereto on each of May 15, 2010, May 15, 2011, and May 15, 2012, subject to Mr. Bouchard’s continued employment with the Company. In addition, provided that Mr. Bouchard remains employed by the Company on the date of grant, the Company has agreed to grant Mr. Bouchard a nonqualified stock option on February 15, 2010 to acquire 1,000,000 shares of the Company’s Common Stock under the Incentive Plan with an exercise price equal to the last quoted per share sales price as of the close of business on the date of grant, and on terms and conditions set forth in a stock option agreement to be prescribed by the Company. In the event that Mr. Bouchard’s employment is terminated by the Company without “cause” or by Mr. Bouchard for “good reason” (each as defined in the Amended and Restated Bouchard Agreement — see “Executive Compensation — Potential Payments upon Termination or Change of Control” below for such definitions) on any date other than a scheduled vesting date, the installment of each stock option that was scheduled to vest on the next scheduled vesting date following the termination of employment will vest immediately prior to such termination. If Mr. Bouchard’s employment is terminated by the Company without “cause” or by Mr. Bouchard for “good reason” within the twelve-month period immediately following a Change of Control (as defined in the Stock Incentive Plan) or by reason of Mr. Bouchard’s death or disability, the stock options will immediately become fully vested and exercisable.

In the event that Mr. Bouchard incurs a separation from service due to a termination by the Company without “cause” or by Mr. Bouchard for “good reason,” Mr. Bouchard will be entitled to receive (i) a lump-sum cash severance payment equal to 100% of his unreduced annual base salary, payable within 10 days after the date of his separation from service, and (ii) a lump-sum cash payment equal to $30,000, payable within 10 days after the 18-month anniversary of the date of his separation from service, provided that he is not at the time of payment eligible to participate in a group health insurance plan of a subsequent employer. In the event that Mr. Bouchard incurs a separation from service due to his death or disability, or non-renewal of the Amended and Restated Bouchard Agreement by the Company, Mr. Bouchard (or his estate or beneficiaries) will receive the payment described in clause (ii) above. Except in the event of a termination due to his death, Mr. Bouchard’s right to receive these payments is subject to his execution and non-revocation of a general release of claims against the Company. In the event of a termination for “cause,” resignation by Mr. Bouchard without “good reason,” or non-renewal of the Amended and Restated Bouchard Agreement by Mr. Bouchard, Mr. Bouchard will not be entitled to receive any further compensation or payments from the Company (except as described above and except for unpaid base salary, accrued vacation and expense reimbursements relating to the period prior to the date of termination). During his employment, Mr. Bouchard will be eligible to receive group welfare and retirement benefits in accordance with the Company’s plans and policies and will receive four weeks of paid vacation time each year. The non-competition agreement and indemnification agreement entered into by Mr. Bouchard in connection with the Initial Bouchard Agreement remain in full force and effect.

Mr. Michael C. Chan

On July 29, 2008, we entered into an amended and restated employment agreement with Mr. Chan, which provides that Mr. Chan will serve as our Executive Vice President, Business Development. The current term of Mr. Chan’s employment agreement extends until December 1, 2010, subject to automatic renewal for successive one-year periods unless either party provides notice of such party’s intention not to renew the employment agreement not less than 60 days prior to December 1, 2010 or the expiration of the then-current term. Mr. Chan’s initial base salary pursuant to the employment agreement is $360,000 per year, which may be increased annually at the sole discretion of the Board. Pursuant to his employment agreement, Mr. Chan is entitled to participate in the bonus program for the relevant fiscal year, under which Mr. Chan has the potential to earn an annual bonus targeted at 60 percent of his annual base salary. Based upon the recommendations of Pearl Meyer, in August 2008 the Compensation Committee approved an increase in Mr. Chan’s target bonus to 70 percent of his annual base salary for the fiscal year ended March 31, 2009.

Mr. Chan’s employment agreement further provides that in the event that his employment is terminated by us for a reason other than death, “disability,” “cause” (each as defined in the employment agreement) or failure to renew the initial or any successive term of the employment agreement, or by Mr. Chan for “good reason,” Mr. Chan will be entitled to receive a lump-sum cash payment equal to 100% of his then current annual base salary (see “Executive Compensation — Potential Payments upon Termination or Change of Control” below).

On May 15, 2009, Mr. Chan and the Company entered into an amendment to Mr. Chan’s amended and restated employment agreement with the Company. The amendment provides that Mr. Chan will serve as Executive Vice President, Business Development and Product Portfolio Management, and President of Opnext Subsystems, Inc. The amendment also provides that, effective for the six-month period commencing on April 1, 2009, Mr. Chan’s annual base salary will be reduced from $360,000 to $324,000, and that the Board or the Compensation Committee may determine that Mr. Chan’s base salary will remain at this reduced level after the expiration of such six-month period, but in no event beyond March 31, 2010. (Such reduced annual base salary remains in effect as of January 4, 2010.) Pursuant to the amendment, Mr. Chan has consented to this reduction of his base salary and has agreed that the reduction will not constitute “good reason” for purposes of his employment agreement or any other agreement. The amendment also provides that in no event will any change in Mr. Chan’s position, title, duties or responsibilities to reflect a reduced business development role constitute “good reason” for purposes of his employment agreement or any other agreement. Effective October 27, 2009, Mr. Chan no longer serves as Executive Vice President of

Business Development and Product Portfolio Management and, as of April 1, 2009, serves as President, Opnext Subsystems, Inc. The amendment also reflects an increase in Mr. Chan’s target annual bonus from 60% to 70% of his unreduced annual base salary, and provides that any severance payments that may become payable to Mr. Chan under his employment agreement will be calculated based on his unreduced annual base salary and not his reduced base salary.

The amendment also provides that in connection with Mr. Chan’s relocation of his primary residence, provided that he remains continuously employed by the Company through each payment date, the Company will pay Mr. Chan a total of $300,000 in relocation bonuses, consisting of (i) a payment of $100,000 no later than May 31, 2009, (ii) a payment of $100,000 on or within 10 days following May 31, 2010, and (iii) a payment of $100,000 on or within 10 days following May 31, 2011. In the event that Mr. Chan’s employment is terminated by the Company without “cause” or by Mr. Chan for “good reason” (each as defined in the employment agreement), or by reason of Mr. Chan’s death or disability prior to the date of payment of any relocation bonus, Mr. Chan (or his estate or beneficiaries) will receive any unpaid relocation bonuses at the times described above. If Mr. Chan’s employment is terminated for any other reason, he will not receive any unpaid amounts of his relocation bonus.

In connection with Mr. Chan’s employment agreement, Mr. Chan also entered into a customary non-competition agreement covering the period during and for one year immediately following Mr. Chan’s employment with us. In addition, under the non-competition agreement, during and after Mr. Chan’s employment with us, Mr. Chan may not disclose, publish or use any confidential or proprietary information or trade secrets of or relating to the Company, except as permitted by the non-competition agreement.

Mr. Chan also entered into an indemnification agreement with us in connection with his employment agreement that requires, among other things, that we indemnify Mr. Chan to the fullest extent permitted by applicable law against certain liabilities that may arise by reason of his service or status as an officer of the Company, provided Mr. Chan acted in good faith and in a manner he reasonably believed to be in or our best interests.

Mr. Shrichand Dodani

On February 18, 2009, we entered into an employment agreement with Mr. Shrichand Dodani, which provided that Mr. Dodani would serve as the President of Opnext Subsystems, Inc., and would report to the Company’s Chief Executive Officer; provided, however, that either Mr. Dodani or the Chief Executive Officer could change Mr. Dodani’s position from the President of Opnext Subsystems, Inc. to Senior Advisor at any time during the term of the employment agreement. Mr. Dodani held the position of the President of Opnext Subsystems, Inc. until March 31, 2009, and thereafter became Senior Advisor to our Chief Executive Officer.

The term of Mr. Dodani’s employment agreement was for the period commencing on February 18, 2009 and ending on September 9, 2009. During the period of Mr. Dodani’s service under the employment agreement, Mr. Dodani’s annual salary was $115,000 per year. Pursuant to his employment agreement, on September 9, 2009, the Company paid Mr. Dodani a lump-sum cash payment in an amount equal to $86,250 for his service with the Company.

Pursuant to his employment agreement, on February 17, 2009, we granted Mr. Dodani a nonqualified stock option under the Incentive Plan to acquire 200,000 shares of our common stock with an exercise price of $1.68 per share. By reason of Mr. Dodani’s position having changed to Senior Advisor effective March 31, 2009, this stock option vested in full and became exercisable with respect to all of the shares covered by such option on March 31, 2009.

In connection with the expiration of the term of Mr. Dodani’s service effective September 9, 2009, we paid Mr. Dodani a lump-sum cash payment in an amount equal to $250,000 on or about October 9, 2009. Mr. Dodani’s right to receive this payment was subject to his execution and non-revocation of a general release of claims against the Company.

Pursuant to his employment agreement, by reason of Mr. Dodani’s position having changed to Senior Advisor effective March 31, 2009, Mr. Dodani became vested in his right to receive all amounts payable to him under the Employee Liquidity Bonus Plan effective March 31, 2009, subject to the provisions of the Merger Agreement in respect of escrowed consideration, and a portion of such amounts were paid to Mr. Dodani on January 31, 2009 and October 31, 2009 and the remaining amount will be paid on February 22, 2010.

Except as described above, upon the termination of Mr. Dodani’s service with us, Mr. Dodani was not entitled to receive any further compensation or payments from the Company (except for unpaid base salary, accrued vacation and expense reimbursements relating to the period prior to the date of termination and any payment under the Employee Liquidity Bonus Plan to which Mr. Dodani may otherwise be entitled pursuant to the Merger Agreement). In connection with such termination, any stock options or other equity-based awards held by Mr. Dodani will be subject to the provisions of the incentive award plan and applicable award agreement pursuant to which such awards were granted.

Pursuant to the employment agreement, Mr. Dodani was not eligible to receive an annual bonus or other incentive compensation with respect to the services provided under the employment agreement or otherwise. During his employment with the Company, Mr. Dodani was eligible to receive group welfare and retirement benefits in accordance with the Company’s plans and policies. During the term of his employment agreement, Mr. Dodani accrued paid vacation at a rate of three weeks per year.

In connection with Mr. Dodani’s employment agreement, Mr. Dodani also entered into a customary non-competition, confidentiality and invention assignment agreement with us covering the period until October 9, 2010. Under the non-competition, confidentiality and invention assignment agreement, Mr. Dodani may not disclose, publish or use any confidential or proprietary information or trade secrets of or relating to the Company, except as permitted by the non-competition, confidentiality and invention assignment agreement, during or after his employment with us.

Concurrent with his entry into, and again upon his termination of, his employment agreement with us, Mr. Dodani executed a general release of claims against the Company covering the period preceding his employment.

Mr. Robert J. Nobile

On December 31, 2008, we entered into an amended and restated employment agreement with Robert J. Nobile, which provides that Mr. Nobile will serve as the Senior Vice President, Finance and Chief Financial Officer of the Company, and will report to the Company’s Chief Executive Officer. The term of Mr. Nobile’s employment under the agreement is for three years, commencing on December 31, 2008 and ending on December 31, 2011, subject to automatic renewals for successive one-year periods unless either party provides notice of such party’s intention not to renew the agreement not less than 60 days prior to the expiration of the then-current term. The agreement provides that Mr. Nobile’s annual base salary will be $265,000 per year, and may be increased from time to time at the sole discretion of the Board.

Mr. Nobile is eligible to participate in the Company’s annual incentive bonus plan applicable to similarly situated executives of the Company, under which Mr. Nobile will have the potential to earn an annual bonus targeted at 70% of his annual base salary actually paid for each such year, contingent on the attainment of certain individual and/or Company performance criteria established and evaluated by the Company in accordance with the terms of such bonus plan as in effect from time to time. Any annual bonus payable to Mr. Nobile with respect to a partial year of employment will be prorated to reflect the period of time during which Mr. Nobile was employed by the Company in such year.

In the event that Mr. Nobile incurs a separation from service due to a termination by the Company without “cause” or by Mr. Nobile for “good reason,” Mr. Nobile will be entitled to receive a lump-sum cash severance payment equal to 100% of his then-current annual base salary (see “Executive Compensation — Potential Payments upon Termination or Change of Control” for definitions of such terms as set forth in Mr. Nobile’s employment agreement). Mr. Nobile’s right to receive his severance payment is subject to his execution and non-revocation of a general release of claims against the Company. In the event of a termination for “cause,” resignation by Mr. Nobile without “good reason,” termination due to Mr. Nobile’s death or “disability,” or non-renewal of the agreement, Mr. Nobile will not be entitled to receive any further compensation or payments from the Company

(except for unpaid base salary, accrued vacation and expense reimbursements relating to the period prior to the date of termination).

On May 15, 2009, Mr. Nobile and the Company entered into an amendment to Mr. Nobile’s amended and restated employment agreement with the Company. The amendment provides that commencing April 1, 2009, effective for a period of not less than six-months nor greater than 12 months, Mr. Nobile’s annual base salary will be reduced from $265,000 to $238,500. Mr. Nobile’s base salary remains at this reduced level as of January 4, 2010. Pursuant to the amendment, Mr. Nobile has agreed that the reduction will not constitute “good reason” for purposes of his employment agreement or any other agreement. The amendment also provides that Mr. Nobile has the potential to earn an annual bonus in our bonus program for the relevant fiscal year targeted at 70% of his annual unreduced base salary, and provides that any severance payments that may become payable to Mr. Nobile under his employment agreement will be calculated based on his unreduced annual base salary and not his reduced base salary. (See “Executive Compensation — Potential Payments upon Termination or Change in Control” below for definitions of “good reason” and “disability” in Mr. Nobile’s agreement.)

During his employment, Mr. Nobile will be eligible to receive group welfare and retirement benefits in accordance with the Company’s plans and policies and will receive four weeks of paid vacation time each year.

Mr. Nobile also entered into an indemnification agreement with us in connection with his employment agreement which requires, among other things, that we indemnify Mr. Nobile to the fullest extent permitted by applicable law against certain liabilities that may arise by reason of his service or status as an officer of the Company, provided Mr. Nobile acted in good faith and in a manner he reasonably believed to be in our best interests.

Outstanding Equity Awards at 2009 Fiscal Year-End

The following table sets forth summary information regarding the outstanding equity awards at March 31, 2009 granted to each of our Named Executive Officers.

						Stock Awards
						Number
						of
						Shares	Market
	Option Awards					or Units	Value of
	Number of	Number of				of Stock	Shares or
	Securities	Securities				That	Units of
	Underlying	Underlying				Have	Stock
	Unexercised	Unexercised	Option	Option		Not	That
	Options (#)	Options (#)	Exercise	Expiration		Vested	Have Not
Name	Exercisable	Unexercisable	Price ($)	Date		(#)	Vested ($)

Harry L. Bosco	1,000,000	0	$15.00	11/1/2010	(1)
	150,000	0	$15.00	11/1/2014	(1)
	37,500	112,500	$11.34	8/15/2017	(1)
		300,000	$4.92	7/11/2013
		600,000	$2.34	1/8/2014
Gilles Bouchard	62,500	187,500	$8.89	11/15/2017		20,000	$34,200
		90,000	$4.92	7/11/2013
Michael C. Chan	200,000	0	$15.00	12/1/2010
	8,750	26,250	$11.34	8/15/2017
		100,000	$4.92	7/11/2013
Shrichand Dodani	200,000	0	$1.68	3/31/2012
Robert J. Nobile	50,000	0	$15.00	3/5/2011
	6,250	18,750	$11.34	8/15/2017
		90,000	$4.92	7/11/2013

(1)	Cancelled upon Mr. Bosco’s retirement on March 31, 2009.

Option Exercises and Stock Vested in Fiscal Year 2009

During the fiscal year ended March 31, 2009, none of the Named Executive Officers exercised any of their options. On November 1, 2008, one-half of the restricted stock award issued to Mr. Bouchard vested in the amount of 20,000. On February 20, 2009, the remaining half of the restricted stock awards issued to Messrs. Bosco, Nobile and Chan vested in the amounts of 33,333 for Mr. Bosco, 12,500 for Mr. Chan and 8,333 for Mr. Nobile. On or about January 31, 2009, 272,734 shares of our common stock were distributed to Mr. Dodani pursuant to his award under the Employee Liquidity Bonus Plan. On March 31, 2009, pursuant to our employment agreement with Mr. Dodani, by reason of Mr. Dodani’s position having changed to Senior Advisor effective March 31, 2009, (i) a nonqualified stock option granted to Mr. Dodani to purchase 200,000 shares of our common stock at an exercise price of $1.68 per share became fully vested, and (ii) his award under the Employee Liquidity Bonus Plan became fully vested. The table below summarizes, for each of the Named Executive Officers, the exercise of stock options, SARs and similar instruments and vesting of stock, including restricted stock, restricted stock units and similar instruments, during the fiscal year ended March 31, 2009:

	Option Awards		Stock Awards
	Number of Shares	Value		Value
	Acquired on	Realized on	Number of Shares	Realized on
	Exercise	Exercise	Acquired on Vesting	Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)

Harry L. Bosco	0	$0	33,333	51,666
Gilles Bouchard	0	$0	20,000	75,800
Michael C. Chan	0	$0	12,500	19,375
Shrichand Dodani	0	$0	1,090,934 (*)	2,048,229
Robert J. Nobile	0	$0	8,333	12,916

(*)	Represents the total number of shares of Opnext Common Stock under the Employee Liquidity Bonus Plan in which Mr. Dodani became fully vested during the fiscal year ended March 31, 2009. On or about January 31, 2009 and October 31, 2009, 272,734 shares and 555,262 shares, respectively, of our common stock were distributed to Mr. Dodani pursuant to his award under the Employee Liquidity Bonus Plan. On March 31, 2009, by reason of Mr. Dodani’s position having changed to Senior Advisor effective March 31, 2009, Mr. Dodani became fully vested with respect to the remaining shares of common stock payable to him under the Employee Liquidity Bonus Plan, subject to the provisions of the Merger Agreement in respect of escrowed consideration, and the balance of the stock portion of his award will be distributed to Mr. Dodani on February 22, 2010.

Potential Payments upon Termination or Change of Control

Employment Agreements

In order to achieve our paramount objective of attracting and retaining the most talented executives, as well as motivating such executives throughout their tenure with us, we believe it is vital to provide our executive officers with severance payments. To this end, each of our Named Executive Officers, other than Mr. Bosco and Mr. Dodani, is entitled to a severance payment in an amount equal to one times the executive’s unreduced annual base salary in the event of a termination of the executive’s employment without “cause” (as defined below) and, in certain instances, by the executive for “good reason” (as defined below). Mr. Bosco was not entitled to any severance payment pursuant to his employment agreement in the event of a termination of Mr. Bosco’s employment.

Mr. Dodani’s employment agreement provided that, in the event his service with the Company was terminated by us without “cause” or by reason of his death or “disability” (each as defined below) prior to September 9, 2009, we would pay Mr. Dodani, within five business days following the date of such termination, a lump-sum cash payment equal to $86,250 multiplied by a fraction, the numerator of which would have been equal to the number of days that had elapsed between January 9, 2009 and the date of such termination, and the denominator of which would have been equal to 270. Mr. Dodani’s employment agreement provided that, in the event that (i) Mr. Dodani’s position changed from President, Opnext Subsystems, Inc. to Senior Advisor (a “Position Change”), which Position Change took place on March 31, 2009, and (ii) Mr. Dodani had not materially breached his obligations under the non-competition/confidentiality agreement we entered into with him, we would pay Mr. Dodani a lump-sum cash payment in an amount equal to (x) $250,000, minus (y) in the event that Mr. Dodani’s service with us was terminated by us for “cause” or by Mr. Dodani for any reason prior to September 9, 2009, an amount equal to the aggregate amount of the payments made to Mr. Dodani as salary since his commencement of employment with us (the “Retention/Non-Compete Payment”) and in fact, we did pay the Retention/Non-Compete Payment to Mr. Dodani on or about October 9, 2009. Mr. Dodani’s right to receive the Retention/Non-Compete Payment was subject to his execution and non-revocation of a general release of claims against the Company. Mr. Dodani’s employment agreement did not provide for severance compensation or benefits in the event of a termination of his employment by him for “good reason.”

Pursuant to Mr. Bouchard’s Amended and Restated Employment Agreement, in the event that Mr. Bouchard incurs a separation from service due to a termination by the Company without “cause” or by Mr. Bouchard for “good reason,” Mr. Bouchard will be entitled to receive a lump-sum cash payment equal to $30,000, payable within 10 days after the 18-month anniversary of the date of his separation from service, provided that he is not at the time of payment eligible to participate in a group health insurance plan of a subsequent employer. Mr. Bouchard (or his estate or beneficiaries) will also receive this payment in the event that he incurs a separation from service due to his death or disability, or non-renewal of the Amended and Restated Bouchard Agreement by the Company.

On May 15, 2009, we entered into an amendment to Mr. Chan’s employment agreement that provides that we will pay Mr. Chan a total of $300,000 in relocation bonuses, consisting of: (i) a payment of $100,000 no later than May 31, 2009; (ii) a payment of $100,000 on or within 10 days following May 31, 2010; and (iii) a payment of $100,000 on or within 10 days following May 31, 2011, provided that he remains continuously employed by us through the applicable payment date. The amendment also provides that if Mr. Chan’s employment were to be terminated by us without “cause” or by Mr. Chan for “good reason,” or by reason of Mr. Chan’s death or “disability” (each as defined below), prior to the date of payment of any relocation bonus, Mr. Chan (or, in the event of his death, Mr. Chan’s estate or beneficiaries) will receive any of such theretofore unpaid relocation bonuses at the times described above.

In each of the employment agreements for Messrs. Bouchard, Chan, Dodani and Nobile, “cause” is defined as the occurrence of any one or more of the following events: (i) the commission of a felony or the commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its subsidiaries or affiliates or any of their customers or suppliers; (ii) conduct that brings the Company or any of its subsidiaries or affiliates into substantial public disgrace or disrepute; (iii) any material breach of the confidentiality agreement entered into in connection with his employment; (iv) fraud or embezzlement with respect to the Company or any of its subsidiaries or affiliates; (v) gross negligence or willful misconduct with respect to the Company or any of its subsidiaries or affiliates; or (vi) with respect to Messrs. Bouchard, Chan and Nobile, repeated failure to perform in any material respect executive’s duties as directed by the Board, and with respect to Mr. Dodani, repeated failure to perform in any material respect executive’s duties as directed by the individual to whom he is reporting, provided that such directed duties are consistent with his position.

In addition, “good reason” is defined in the employment agreements for Messrs. Bouchard, Chan and Nobile as the occurrence of any one or more of the following events, along with the Company’s failure to cure the circumstances constituting good reason within 20 days after the receipt of notice thereof: (i) a material and substantial diminution of executive’s duties or responsibilities or executive’s removal from his position, or (ii) a reduction by the Company of executive’s base salary or target bonus range. The agreements provide that to constitute resignation for “good reason” the executive must resign within 30 days after the end of the 20-day cure period.

“Disability” is defined in the each of the employment agreements entered into with Mr. Bouchard, Mr. Chan and Mr. Dodani to mean that the executive is unable to effectively perform his duties and responsibilities, as determined by the Board, for more than 180 days during any twelve-month period by reason or any physical or mental injury, illness or incapacity.

Assuming a termination of employment as of March 31, 2009, the severance benefits described above would have resulted in payments of the following amounts to each of the respective Named Executive Officers: Mr. Bouchard — $400,000, Mr. Chan — $360,000, Mr. Nobile — $265,000 and Mr. Dodani — $25,875.

Stock Option Agreements

The Compensation Committee granted 150,000 nonqualified stock options to Mr. Bosco, 35,000 nonqualified stock options to Mr. Chan and 25,000 nonqualified stock options to Mr. Nobile, each with an exercise price of $11.34 per share, on August 15, 2007, based on the performance of such Named Executive Officers during the fiscal year ended March 31, 2007 (collectively, the “August 2007 Options”). The August 2007 Options granted to Mr. Bosco were cancelled upon his resignation from the Company effective March 31, 2009. The August 2007 Options vest with respect to one-quarter of the shares subject thereto on each of the first four anniversaries of the date of grant and expire ten years from the date of grant unless the grantee’s employment is terminated earlier.

In connection with the execution of the Merger Agreement with StrataLight, on July 11, 2008, the Compensation Committee granted the Transaction Bonus Options, each with an exercise price of $4.92 per share, to the Named Executive Officers (with the exception of Mr. Dodani, who was not yet employed by us) in the following amounts: 300,000 nonqualified stock options to Mr. Bosco; 100,000 nonqualified stock options to Mr. Chan; and 90,000 nonqualified stock options to each of Messrs. Bouchard and Nobile. The Transaction Bonus Options vest with respect to one-third of the shares subject thereto on each of the first three anniversaries of the date of grant and expire five years from the date of grant unless the grantee’s employment is terminated earlier.

On November 15, 2007, pursuant to his employment agreement, we granted Mr. Bouchard a nonqualified stock option to purchase 250,000 shares of our common stock (the “Bouchard Option”) at an exercise price of $8.89 per share. One-quarter of the options vested on each of November 1, 2008 and November 1, 2009 and the remaining options will vest in equal annual installments on November 1, 2010 and November 1, 2011.

Each of the stock option agreements entered into in connection with the August 2007 Options, the Transaction Bonus Options and the Bouchard Option provides that in the event that the applicable executive’s employment with us is terminated by us without “cause” (as defined therein) or by the executive for “good reason” (as defined therein) (or, in the case of Mr. Bosco with respect to the Transaction Bonus Options, Mr. Bosco’s service as an officer or director of the Company is terminated by us without “cause” as defined therein), such options shall vest with respect to the portion of the options that would have otherwise become vested during the twelve-month period immediately succeeding the date of such termination of employment had the executive remained employed by us during such period. In addition, each of the stock option agreements provides that in the event that the executive’s employment with us is terminated by reason of his death or “disability” (as defined therein) or by us without “cause” or by him for “good reason” (as defined therein) (or, in the case of Mr. Bosco with respect to the Transaction Bonus Options, Mr. Bosco’s service as an officer or director of the Company is terminated by the Company without “cause” as defined therein) during the twelve-month period immediately following a “change in control” (as defined in the Incentive Plan (see “Change of Control Provisions” below)), the stock options issued to such executive shall, to the extent not then vested, become fully vested.

On January 8, 2009, the Compensation Committee granted Mr. Bosco a nonqualified stock option to acquire 600,000 shares of our common stock with an exercise price of $2.34 per share (“the Bosco Option”). Subject to Mr. Bosco’s continued service with the Company as an officer or director, the Bosco Option will vest and become exercisable with respect to one-third of the shares subject thereto on each of the first, second and third anniversaries of the date of grant. The Bosco Option will become fully vested and exercisable upon the occurrence of any of the following: (i) a termination of Mr. Bosco’s employment by Opnext without “cause” (as such term is defined in Mr. Bosco’s option agreement (such agreement, the “Bosco Option Agreement”)), (ii) a termination of Mr. Bosco’s service as an employee and director by Opnext without “cause” (as such term is defined in the Bosco Option Agreement)) during the twelve-month period immediately following a “change in control” (as such term is defined in the Incentive Plan), (iii) a failure by the Board to nominate Mr. Bosco to stand for election to the Board at any meeting of our stockholders whereby Mr. Bosco’s term as director will expire if he is not reelected, (iv) a failure by our stockholders to reelect Mr. Bosco to the Board at any such meeting, or (v) the Board’s removal of Mr. Bosco as a member of the Board; provided, however, that no such accelerated vesting will occur pursuant to clause (iii), (iv) or (v) above if, at the time of such event, any of the events constituting “cause” as defined in Mr. Bosco’s stock option agreement have occurred. The Bosco Option will also become fully vested and exercisable if Mr. Bosco’s service with us is terminated by reason of his death or “disability” as defined in the Bosco Option Agreement.

“Cause” is defined in the Bosco Option Agreement and the stock option agreement pursuant to which Mr. Bosco was granted his Transaction Bonus Option to mean “cause” as defined in any employment agreement then in effect between Mr. Bosco and us or if not defined therein, or if there shall be no such agreement, (i) Mr. Bosco’s engagement in misconduct that is materially injurious to us or any of our affiliates, (ii) Mr. Bosco’s continued failure to substantially perform his duties to us or any of our subsidiaries, (iii) Mr. Bosco’s repeated dishonesty in the performance of his duties to us or any of our subsidiaries, (iv) Mr. Bosco’s commission of an act or acts constituting any (x) fraud against, or misappropriation or embezzlement from us or any of our affiliates, (y) crime involving moral turpitude, or (z) offense that could result in a jail sentence of at least 30 days or (v) Mr. Bosco’s material breach of any confidentiality, non-solicitation, non-competition or inventions covenant entered into between the Mr. Bosco and us or any of our subsidiaries.

“Cause” is defined in each of Mr. Bouchard’s, Mr. Chan’s and Mr. Nobile’s stock option agreement entered into in connection with the August 2007 Options, the Transaction Bonus Options and the Bouchard Option, as applicable, to mean the definition of such terms as defined in each such Named Executive Officer’s employment agreement then in effect. In the employment agreements for each of Mr. Bouchard, Mr. Chan and Mr. Nobile, “cause” is defined as the occurrence of any one or more of the following events: (i) the commission of a felony, or the commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its subsidiaries or affiliates or any of their customers or suppliers; (ii) conduct tending to bring the Company or any of its subsidiaries or affiliates into substantial public disgrace or disrepute; (iii) breach of the proprietary information agreement entered into in connection with the executive’s employment; (iv) fraud or embezzlement, gross negligence or willful misconduct with respect to the Company or any of its subsidiaries or affiliates; or (v) egregious or bad faith performance of, or failure to perform, the duties of the executive’s position.

“Disability” is defined in the Bosco Option Agreement and the stock option agreement entered into with Mr. Bosco’s Transaction Bonus Option to mean “disability” as defined in any employment agreement then in effect between the Mr. Bosco and us, or, if not defined therein or if there shall be no such agreement, as defined in our long-term disability plan as in effect from time to time, or if there shall be no plan or if not defined therein, Mr. Bosco’s becoming physically or mentally incapacitated and consequently unable for a period of six (6) months in any twelve (12) consecutive month period to perform his duties to us.

“Disability” and “good reason” are each defined in Mr. Bouchard’s, Mr. Chan’s and Mr. Nobile’s stock option agreements entered into in connection with the August 2007 Options, the Transaction Bonus Options, and the Bouchard Option, as applicable, to mean the definition of such terms as defined in each such executive’s employment agreement then in effect. (See “Potential Payments upon Termination or Change in Control — Employment Agreements” above for definitions of such terms as applied to Messrs. Bouchard, Chan and Nobile).

All of the August 2007 Options, the Transaction Bonus Options, the Bouchard Option and the Bosco Option could be subject to accelerated vesting. However, as of March 31, 2009, the market price of our Common Stock was below the strike price of all options issued in connection with the August 2007 Options, the Transaction Bonus Options, the Bouchard Option and the Bosco Option. As a result, accelerated vesting would not have resulted in any benefit to any of the Named Executive Officers as of such date.

Except with respect to the option grants described above, all of the current stock options held by Messrs. Bosco, Bouchard, Chan, Dodani and Nobile are fully vested with no remaining acceleration benefits.

Restricted Stock Agreements

Pursuant to his employment agreement, we granted Mr. Bouchard 40,000 shares of restricted stock at a purchase price of $0.01 per share. Pursuant to the terms of the restricted stock agreement and the employment agreement we entered into with Mr. Bouchard, one half of the shares of restricted stock vested on November 1, 2008 and the remainder of the shares vested on November 1, 2009. The restricted stock was subject to accelerated vesting in the event of a termination of Mr. Bouchard’s employment by us without “cause” or by him for “good reason,” by reason of his death or “disability” or in the event of a “change in control” (as defined in the Incentive Plan (see

“Change of Control Provisions” below)). (See “— Employment Agreement” above for definitions of “cause,” “good reason” and “disability” as applied to Mr. Bouchard.) The market value of Mr. Bouchard’s unvested shares of restricted stock as of March 31, 2009 was $34,200, as listed in the table under the caption, “Outstanding Equity Awards at Fiscal Year-End.”

Change in Control Provisions

Our Incentive Plan provides that, except as may otherwise be provided in a written agreement between the participant and us, in the event of a “Change in Control” of the Company (as defined below) in which awards under the Incentive Plan are not converted, assumed, or replaced by the successor, such awards will become fully exercisable and all forfeiture restrictions on such awards will lapse. Upon, or in anticipation of, a Change in Control, the plan administrator may cause any and all awards outstanding under the Incentive Plan to terminate at a specific time in the future and will give each participant the right to exercise such awards during a period of time as the plan administrator, in its sole and absolute discretion, will determine.

“Change in Control” is defined in the Incentive Plan to include each of the following:

•	A transaction or series of transactions (other than an offering of shares to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (other than the Company, any of its subsidiaries, Hitachi, Ltd., an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

•	During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in the Incentive Plan) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

•	The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

•	Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

•	After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

•	The Company’s stockholders approve a liquidation or dissolution of the Company.

The Board has full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

Employment Agreements, Severance Benefits and Change of Control Provisions

We also offer certain of our Named Executive Officers certain severance payments and benefits in the event of a “change of control.” For a detailed discussion of our employment agreements, please see the descriptions under the headings “Executive Compensation — Employment Agreements” and “Executive Compensation — Potential Payments upon Termination or Change of Control.”

Severance Benefits.  With the exception of Mr. Bosco, our Named Executive Officers are entitled to certain severance payments and benefits in the event of a termination without “cause” and, in certain instances, for resignation for “good reason.” For a detailed discussion of such severance compensation and benefits, please see the descriptions under the headings “Executive Compensation — Employment Agreements” and “Executive Compensation — Potential Payments upon Termination or Change of Control.” Our philosophy is to provide severance packages that we believe enable the Company to retain qualified executives, maintain a stable work environment for the Named Executive Officers and provide economic security to the executives in the event of certain terminations of employment. Our severance arrangements are designed to limit distractions to the Named Executive Officers in the performance of their duties and allow the executives to focus on achieving superior company performance and building stockholder value. We believe that it is important to provide severance payments in both the event of actual termination and in the event of constructive termination. Excluding instances of constructive termination from the types of termination covered by our severance packages would risk that an acquirer of us could avoid paying severance by fostering a non-conducive work environment for the executives, thereby ensuring their voluntary exit.

Change of Control.  Prior to the August 2007 Options, the terms of nonqualified stock option agreements we entered into with the Named Executive Officers pursuant to the Incentive Plan provided that in the event of a change of control and a termination of employment within six months of such change of control, either by us other than for “cause” or “disability” or by the participant for “good reason,” the unvested stock options of each Named Executive Officer immediately became fully vested and exercisable. (Please see “Executive Compensation — Potential Payments upon Termination or Change of Control” for definitions of “cause,” “disability” and “good reason”.) This approach to compensation in the event of a change of control is sometimes referred to as a “double-trigger” because the intent is to provide appropriate benefits in the event of a termination following a change of control, rather than to provide a change of control bonus. The Incentive Plan is intended to focus each employee, including each Named Executive Officer, on completing a transaction that will be in the best interests of our stockholders rather than on concerns about future employment.

All of the August 2007 Options, the Transaction Bonus Options, the Bouchard Option and the Bosco Option could be subject to accelerated vesting upon a change of control and a subsequent termination of employment or service, as the case may be, within 12 months following such change in control. For a detailed discussion of such accelerated vesting provisions in each of the stock option agreements, please see the descriptions under the heading “Executive Compensation — Potential Payments upon Termination or Change of Control.” However, as of March 31, 2009, the market price of our common stock was below the strike price of all options issued in connection with the August 2007 Grants, the Transaction Bonus Options, the Bouchard Option and the Bosco Option. As a result, accelerated vesting would not have resulted in any benefit to any of the Named Executive Officers as of such date. Except with respect to these option grants, all of the stock options held by the Named Executive Officers as of March 31, 2009 were fully vested with no remaining acceleration benefits.

Pursuant to his employment agreement, we granted Mr. Bouchard 40,000 shares of restricted stock at a purchase price of $0.01 per share. Pursuant to the terms of the restricted stock agreement and the employment agreement we entered into with Mr. Bouchard, one half of such shares of restricted stock vested on November 1, 2008 and the remainder vested on November 1, 2009. The restricted stock was subject to accelerated vesting in the event of a “change in control” (as defined in the Incentive Plan). The market value of Mr. Bouchard’s unvested shares of restricted stock as of March 31, 2009 was $34,200, as listed in the table under the caption, “Outstanding Equity Awards at Fiscal Year End.”

No other Named Executive Officer has restricted stock subject to accelerated vesting in the event of termination following a change of control.

Severance and Change of Control Table

The table below assumes that a termination of employment or change of control occurred on March 31, 2009, the last business day of our last completed fiscal year. For purposes of estimating the value of amounts of equity compensation to be received in the event of termination or change of control, we have assumed a price per share of our common stock of $1.71, which represents the closing market price of our common stock as reported on the NASDAQ on March 31, 2009. In the event employment of each of our Named Executive Officers were terminated as of March 31, 2009, the value of equity compensation to be received with respect to accelerated stock options would have been zero as the exercise price of all grants exceeded the market price of our common stock on such date (other than stock options granted to Mr. Dodani, which options became fully vested on such date).

	Executive
	Benefits and	Termination		Termination
	Payments	Due to		by Us Other	Resignation
	Upon	Death or	Termination	than for	with Good	Change in
Name	Termination	Disability	for Cause	Cause	Reason	Control

Harry L. Bosco	Severance payment	$0	$0	$0	$0	$0
	Accelerated shares	$0	$0	$0	$0	$0
Gilles Bouchard	Severance payment	$0	$0	$400,000	$400,000	$0
	Accelerated shares (1)	$34,200	$0	$34,200	$34,200	$34,200
Michael C. Chan	Severance payment	$0	$0	$360,000	$360,000	$0
	Accelerated shares	$0	$0	$0	$0	$0
Shrichand Dodani	Severance payment	$0	$0	$0	$0	$0
	Accelerated shares	$0	$0	$0	$0	$0
Robert J. Nobile	Severance payment	$0	$0	$265,000	$265,000	$0
	Accelerated shares	$0	$0	$0	$0	$0

(1)	Represents the acceleration of vesting on 20,000 unvested shares of restricted stock as of March 31, 2009 valued at $1.71 per share.

DIRECTOR COMPENSATION

The Incentive Plan provides for the following equity compensation to our non-employee directors:

•	The automatic one-time grant of restricted stock units to each individual who is newly elected as an “independent director” (as defined in the Incentive Plan) on the date of his or her election to the Board in an amount equal to $35,000 divided by the fair market value of a share of our common stock on the date of grant (the “Initial Grant”). Subject to the director’s continued service with the Company, this Initial Grant vests in full on the one-year anniversary of the date of grant.

•	The grant of 3,193 restricted stock units on December 12, 2007 to each individual who was initially elected as an independent director during the period commencing on February 1, 2007 and ending on December 12, 2007. Subject to the director’s continued service with the Company, these grants vested in full on the one-year anniversary of the date of grant.

•	The grant of restricted stock units on the date of each annual meeting to each individual who is elected as an independent director at such meeting of stockholders or who otherwise continues to be an independent director immediately following such meeting in an amount equal to $35,000 divided by the fair market value of a share of the Company’s common stock on the date of such meeting (the “Annual Grant”). Subject to the director’s continued service with the Company, this Annual Grant vests in full on the one-year anniversary of the date of grant. In the event that a newly elected independent director is first elected to the Board on a date other than the date of the annual meeting, then, in addition to the Initial Grant, such director will receive a pro rata grant equal to $35,000 divided by the fair market value of a share of the Company’s common stock on the date of his or her election, prorated for the period between the date of the immediately preceding annual meeting and the date of such director’s election to the Board (the “Pro Rata Grant”). Subject to the director’s continued service with the Company, this Pro Rata Grant vests in full on the one-year anniversary of the immediately preceding annual meeting. An individual who is initially elected as an independent director at an annual meeting will receive both an Initial Grant and an Annual Grant, but not a Pro Rata Grant, on the date of his or her election to the Board.

The cash, common stock or other securities or property of the Company payable in respect of such vested restricted stock units will, subject to the exception set forth below, be paid to the independent director upon the earliest to occur of:

•	a “change in control event” within the meaning of Section 409A of the Internal Revenue Code, as amended (“Section 409A”),

•	such director’s “separation from service” from the Company within the meaning of Section 409A, and

•	such director’s death.

In the case of an individual who is a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i)), however, the payment will not be made until the date which is six months and one day after the individual’s separation from service (or, if earlier, the date of the individual’s death). To the extent otherwise eligible, members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will receive, at each annual meeting of stockholders after his or her retirement from employment with the Company, an Annual Grant.

In addition, each non-employee director of the Company receives the following cash compensation:

Board Service

Annual Retainer:	$25,000
Meeting Fees:	$1,500 per meeting
Committee Service
Audit Committee
Chair Annual Retainer:	$5,000
Meeting Fees:	$1,000 per meeting
Compensation Committee
Chair Annual Retainer:	$5,000
Meeting Fees:	$1,000 per meeting
Nominating/Corporate Governance Committee
Chair Annual Retainer:	$2,500
Meeting Fees:	$1,000 per meeting

Non-employee directors receive an annual cash retainer of $25,000 as fees related to their service on the Board which is paid in quarterly installments of $6,250. The Chairmen of the Audit and Compensation Committees receive an annual retainer of $5,000 in addition to the foregoing retainer of $25,000. The Chairman of the Nominating/Corporate Governance Committee receives an annual retainer of $2,500 in addition to the foregoing retainer of $25,000. Non-employee directors are reimbursed for reasonable expenses incurred in connection with attending Board and committee meetings. Directors who are also employed by the Company do not receive any compensation for their services as directors and the directors employed by Hitachi, Ltd. (Messrs. Otsuki and Iwata and previously Dr. Takahasi) have declined compensation for their services as directors. Effective April 1, 2009, members of the Board agreed to a ten percent reduction to their cash compensation for a period of not less than six months in order to reduce our cost structure and operating expenses. Such reduction currently remains in effect.

Director Compensation Table

The following table shows compensation of the non-employee members of the Board for the fiscal year ended March 31, 2009. (Any board member who is also an employee of the Company does not receive separate compensation for service on the Board.)

					Change in
					Pension Value
					and
	Fees				Nonqualified
	Earned or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
Director	Cash	Awards(1)(2)	Awards	Compensation	Earnings	Compensation	Total

Charles J. Abbe	$7,194	$14,804					$21,998
Kendall W. Cowan	$77,000	$41,964	$0	$0	$0	$0	$118,964
Isamu Kuru	$48,543	$41,964	$0	$0	$0	$0	$90,507
David Lee	$53,500	$23,935	$0	$0	$0	$0	$77,435
Ryuichi Otsuki(3)	$0	$0	$0	$0	$0	$850	$850
John F. Otto, Jr.	$77,000	$41,964	$0	$0	$0	$0	$118,964
Philip F. Otto	$7,194	$14,804					$21,998
Naoya Takahashi(3)	$0	$0	$0	$0	$0	$850	$850

(1)	Represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year ended March 31, 2009 in accordance with ASC Topic 718 for the restricted stock units awarded to the non-employee directors during the fiscal year ended March 31, 2009 and the restricted stock and/or restricted stock units awarded to the non-employee directors during prior years. Pursuant to SEC rules, the amount shown excludes the impact of estimated forfeitures related to service-based vesting conditions. The reported amounts reflect the Company’s stock-based compensation expense for these awards and do not correspond to the actual value that might be recognized by such directors. For a discussion of the assumptions made in the valuation reflected in this column, refer to Note 2 to the Consolidated Financial Statements contained in our Form 10-K filed with the Securities and Exchange Commission on June 15, 2009.

(2)	As of March 31, 2009, our non-employee directors held the following number of restricted stock units that had not vested: Mr. Abbe, 29,664; Dr. Cowan, 16,666; Dr. Kuru, 16,666; Dr. Lee, 16,666; Mr. Otsuki, 0; Mr. John F. Otto, Jr., 16,666; Mr. Philip F. Otto, 29,664; and Dr. Takahashi, 0. The grant date fair value of each award of restricted stock units granted to our non-employee directors during the fiscal year ended March 31, 2009, as computed in accordance with ASC Topic 718, is as follows: Mr. Abbe, $69,710; Mr. Cowan, $34,999; Dr. Kuru, $34,999; Dr. Lee, $34,999; Mr. Otsuki, $0; Mr. John F. Otto, Jr., $34,999; Mr. Phillip F. Otto, $69,710; and Dr. Takahashi, $0.

(3)	Mr. Otsuki and Dr. Takahashi have declined compensation pursuant to our director compensation program for their services as directors apart from compensation, in each case, in an amount equal to the tax liability with respect to any amounts deemed constructively received by them plus the fees of an accounting firm engaged to prepare and file the tax returns associated with such amounts. Dr. Takahashi resigned from service as a member of the Board effective May 13, 2009.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended March 31, 2009, our Compensation Committee consisted of Mr. John F. Otto, Jr., Dr. Lee, Mr. Cowan and Dr. Kuru. Effective as of April 1, 2009, the composition of the Compensation Committee consists of Mr. John F. Otto, Jr., Dr. Lee, Mr. Cowan and Mr. Philip Otto. During the fiscal year ended March 31, 2009, none of our executive officers served (i) as a member of the Compensation Committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee or (ii) as a director of another entity, one of whose executive officers served on our Compensation Committee.

AUDIT MATTERS

Audit Committee Report*

The Audit Committee reviewed and discussed with management and Ernst & Young LLP, the Company’s independent accounting firm, the Company’s audited consolidated financial statements as of and for the year ended March 31, 2009.

The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended and as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee received and reviewed the written disclosures and the letter from Ernst & Young LLP as required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and discussed with Ernst & Young LLP their independence and satisfied itself as to the independence of the independent registered public accountants.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Company’s board of directors that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2009 filed with the SEC.

In addition, the Audit Committee selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2010. The Board concurred with the selection of Ernst & Young LLP, and has recommend to the stockholders that they ratify and approve the selection of Ernst & Young LLP as our independent registered public accountant for the fiscal year ended March 31, 2010.

Audit Committee of the Board of Directors

Kendall Cowan, Chairman
John F, Otto, Jr.
Charles J. Abbe

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

The following summarizes the aggregate fees paid to Ernst & Young LLP for the years ended March 31, 2009 and 2008:

	Year Ended
	March 31,	March 31,
	2008	2009

Audit Fees(1)	$850,000	$1,105,000
Audit-Related Fees(2)	236,500	281,039
Tax Fees(3)	189,245	96,445

Total Fees	$1,275,745	$1,482,484

(1)	Audit fees consist primarily of fees billed in connection with the annual audit of the consolidated financial statements of Opnext, Inc. and its subsidiaries, the review of the consolidated unaudited quarterly financial statements of Opnext, Inc. and its subsidiaries, by Ernst & Young, LLP and the fees billed in connection with Ernst & Young LLP’s report on internal control over financial reporting.

(2)	Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the financial statements of Opnext, Inc. and its subsidiaries, including

      * The material in the Report of the Audit Committee is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made on, before, or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

review services performed in connection with the Company’s Registration Statement on Form S-4 and other matters related to the acquisition of StrataLight by the Company during the year ended March 31, 2009.

(3)	Tax fees consist of fees billed for professional services rendered for tax-related matters associated with Opnext Germany GmbH, transfer pricing analyses and documentation, and miscellaneous tax-related consultations.

From and after the effective date of the SEC rule requiring Audit Committee pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, the Audit Committee has approved all audit and permissible non-audit services prior to such services being provided by Ernst & Young LLP. The Audit Committee, or one or more of its designated members that have been granted authority by the Audit Committee, meets to approve each audit or non-audit service prior to the engagement of Ernst & Young LLP for such service. Each such service approved by one or more of the authorized and designated members of the Audit Committee is presented to the entire Audit Committee at the next subsequent meeting of the Audit Committee, subject to a de minimis exception for non-audit services.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of our Independent Auditors

Our Audit Committee has established a policy that generally requires that all audit and permissible non-audit services provided by our independent auditors be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of the services and is generally subject to a specific budget. Our independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. During fiscal year ended March 31, 2009, all services were pre-approved in accordance with these procedures.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no family relationships among any of the Company’s directors or executive officers. The Audit Committee regularly reviews the transactions of each director and executive officer to determine if there are any circumstances that would require disclosure as a related person transaction in the Company’s public filings. All such related person transactions must be approved by the Audit Committee, as stated in the Audit Committee Charter.

Agreements with Hitachi and Clarity

Registration Rights Agreement

In connection with the 2001 acquisition of our then outstanding Class A common stock we entered into a registration rights agreement with Hitachi, Clarity Partners, L.P., Clarity Opnext Holdings I, LLC and Clarity Opnext Holdings II, LLC dated as of July 31, 2001. The agreement provides that at any time following 180 days after the initial public offering of our common stock, Clarity Partners, L.P., and Hitachi may make a written demand to register some or all of their shares. The agreement also grants Clarity Partners, LP and Hitachi “piggyback” registration rights other than in connection with an initial public offering of our common stock.

Agreements with Hitachi

Opnext Japan Intellectual Property License Agreement

Opnext Japan, Inc., or Opnext Japan, and Hitachi are parties to an Intellectual Property License Agreement, pursuant to which Opnext Japan licenses to Hitachi and its wholly owned subsidiaries, and Hitachi licenses to Opnext Japan (with a right to sublicense to its wholly owned subsidiaries and us and our wholly owned subsidiaries), on a fully paid-up, non-exclusive basis, intellectual property rights (patents, copyrights, mask works, software and trade secrets) related to the products of the business transferred by Hitachi to Opnext Japan, whether existing or that arise during the period from July 31, 2001 to July 31, 2011. The licenses granted under the agreement are irrevocable and: (i) with respect to patent rights, survive for so long as any applicable patent is valid;

and (ii) with respect to all other intellectual property, perpetual. Opnext Japan may also sublicense the intellectual property rights licensed from Hitachi to its customers as necessary or appropriate in connection with the completion of Opnext Japan’s products or services, to complete the sale of products and services in the ordinary course of business, or to enable joint development of a product or service to be manufactured and sold by Opnext Japan to a customer. However, such sublicense rights are subject to Hitachi’s consent and Hitachi may condition its consent on Opnext Japan making changes requested by Hitachi, or in lieu of providing such consent, Hitachi may elect to enter a license agreement directly with a customer. Hitachi has also agreed to sublicense its rights to third party agreements to Opnext Japan, to the extent that Hitachi has the right to make available such rights to Opnext Japan, in accordance with the terms and conditions of the agreement.

Pursuant to the terms of such Intellectual Property License Agreement, Hitachi covenants not to sue Opnext Japan, us or sublicensees of Opnext Japan, and Opnext Japan covenants not to sue Hitachi or sublicensees of Hitachi, for infringement of any intellectual property related to the business. Each party’s covenant not to sue also extends to customers of the other party (and our customers in the case of Hitachi’s covenant not to sue), provided that it only extends to the products or methods provided by Opnext Japan or the Company, and not to customer products or methods that incorporate products of Opnext Japan or the Company if the customer products or methods infringe intellectual property of Hitachi that is not licensed to Opnext Japan under this agreement. Each party indemnifies the other party for losses arising from any breach of any covenant under the agreement. If a party commits a material breach that remains uncured for 60 days following notice of such breach, the other party may terminate its obligation to license intellectual property developed or filed on or after the effective date of termination, provided that the licenses granted for intellectual property developed or filed prior to the effective date of termination shall continue pursuant to the terms and conditions of the agreement.

Opto Device Intellectual Property License Agreement

On October 1, 2002, we acquired Opto Device, Ltd., the optical devise business of Hitachi (“Opto Device”). In connection with the acquisition, Opto Device and Hitachi entered into an Intellectual Property License Agreement, pursuant to which Opto Device licenses to Hitachi and its wholly owned subsidiaries, and Hitachi licenses to Opto Device (with a right to sublicense to its wholly owned subsidiaries and us and our wholly owned subsidiaries), on a fully paid-up, non-exclusive basis, intellectual property rights (patents, copyrights, mask works, software and trade secrets) related to the products of the business transferred by Hitachi to Opto Device, whether existing or that arise during the period from October 1, 2002 to October 1, 2012. The licenses granted under the agreement are irrevocable and: (i) with respect to patent rights, survive for so long as any applicable patent is valid; and (ii) with respect to all other intellectual property, perpetual. Opto Device may also sublicense the intellectual property rights licensed from Hitachi to its customers as necessary or appropriate in connection with the completion of Opto Device’s products or services, to complete the sale of products and services in the ordinary course of business, or to enable joint development of a product or service to be manufactured and sold by Opto Device to a customer. However, such sublicense rights are subject to Hitachi’s consent and Hitachi may condition its consent on Opto Device making changes requested by Hitachi, or in lieu of providing such consent, Hitachi may elect to enter a license agreement directly with a customer. Hitachi has also agreed to sublicense its rights to third party agreements to Opto Device, to the extent that Hitachi has the right to make available such rights to Opto Device, in accordance with the terms and conditions of the agreement.

Pursuant to the terms of such Intellectual Property License Agreement, Hitachi covenants not to sue Opto Device, us or sublicensees of Opto Device, and Opto Device covenants not to sue Hitachi or sublicensees of Hitachi, for infringement of any intellectual property related to the business. Each party’s covenant not to sue also extends to customers of the other party (and our customers in the case of Hitachi’s covenant not to sue), provided that it only extends to the products or methods provided by Opto Device or the Company, and not to customer products or methods that incorporate products of Opto Device or the Company if the customer products or methods infringe intellectual property of Hitachi that is not licensed to Opto Device under this agreement. Each party indemnifies the other party for losses arising from any breach of any covenant under the agreement. If a party commits a material breach that remains uncured for 60 days following notice of such breach, the other party may terminate its obligation to license intellectual property developed or filed on or after the effective date of termination, provided that the licenses granted for intellectual property developed or filed prior to the effective date of termination shall continue pursuant to the terms and conditions of the agreement. Pursuant to the merger of Opto Device into Opnext Japan on March 31, 2003, this agreement was assumed by Opnext Japan.

Opnext Japan Intellectual Property License Agreement with Hitachi Communication Technologies, Ltd.

Opnext Japan and Hitachi Communication Technologies, Ltd (“Hitachi Communication”) are parties to an Intellectual Property License Agreement, pursuant to which Opnext Japan licenses to Hitachi Communication and its wholly owned subsidiaries, and Hitachi Communication licenses to Opnext Japan (with a right to sublicense to its wholly owned subsidiaries and us and our wholly owned subsidiaries), on a fully paid-up, non-exclusive basis, intellectual property rights (patents, copyrights, mask works, software and trade secret) related to the business transferred by Hitachi to Opnext Japan, whether existing or that arise during the period from July 31, 2001 to July 31, 2011. The licenses granted under the agreement expire July 31, 2011, provided that the license to intellectual property that is licensed as of such date will continue on reasonable terms and conditions to be agreed upon between the parties, until such intellectual property expires. Opnext Japan may also sublicense the intellectual property rights licensed from Hitachi Communication to its customers as necessary or appropriate in connection with the completion of Opnext Japan’s products or services, to complete the sale of products and services in the ordinary course of business, or to enable joint development of a product or service to be manufactured and sold by Opnext Japan to a customer. However, such sublicense rights are subject to Hitachi’s consent and Hitachi may condition its consent on Opnext Japan making changes requested by Hitachi, or in lieu of providing such consent, Hitachi may elect to enter a license agreement directly with a customer.

Pursuant to the terms of such Intellectual Property License Agreement, Hitachi Communication covenants not to sue Opnext Japan or us or any sublicensees of Opnext Japan, and Opnext Japan covenants not to sue Hitachi Communication or its wholly owned subsidiaries, or Hitachi Communication’s sublicensees, for infringement of any intellectual property related to Opnext Japan’s business. Each party’s covenant not to sue also extends to customers of the other party (and our customers in the case of Hitachi Communication’s covenant not to sue), provided that it only extends to the products or methods provided by Opnext Japan or the Company, and not to customer products or methods that incorporate products of Opnext Japan or the Company if the customer products or methods infringe intellectual property of Hitachi Communication that is not licensed to Opnext Japan under this agreement. Each party indemnifies the other party for losses arising from any breach of any covenant under the agreement. If a party commits a material breach that remains uncured for 60 days following notice of such breach, the other party may terminate its obligation to license intellectual property under the agreement, and if it elects to exercise such option, it is obligated to negotiate in good faith the terms of a new license agreement for the same intellectual property on commercially reasonable terms. On July 1, 2009, Hitachi Communication Technologies, Ltd. merged with Hitachi, Ltd. and the agreement was assumed by Hitachi, Ltd. All terms and conditions of the agreement remain unchanged.

Opnext Research and Development Agreement

We are parties with Hitachi to a Research and Development Agreement pursuant to which Hitachi provides research and development support to us and/or our affiliates (other than Opnext Japan). Under the agreement, Hitachi supports research and development projects requested by us. To the extent any intellectual property (patents, copyrights, mask works, software and trade secrets) directly results from the research, we will own it provided we fund 100% of the costs of the research, or we will be a joint owner where we fund 50% or more of the costs of the research or provide other contributions. In all other cases, Hitachi will own any intellectual property resulting from the research. We license to Hitachi and its wholly owned subsidiaries any such intellectual property owned by us, and Hitachi licenses to us (with a right to sublicense to our wholly owned subsidiaries) any such intellectual property owned by Hitachi. These licenses are irrevocable and: (i) with respect to patent rights, survive for so long as any applicable patent is valid; and (ii) with respect to all other intellectual property, perpetual.

Each party indemnifies the other party for losses arising from any breach of any covenant under the agreement. Hitachi indemnifies us from any losses arising from a third party claim that intellectual property licensed by Hitachi to us under the agreement infringes such third party’s intellectual property rights. We indemnify Hitachi from any losses arising from a third party claim that products developed or manufactured by us or specifications and instructions provided to Hitachi infringe such third party’s intellectual property rights. The parties will jointly defend infringement claims involving jointly owned intellectual property. If a party commits a material breach that remains uncured for 60 days following notice of such breach, the other party may terminate its obligation to license intellectual property developed or filed on or after the effective date of termination, provided that the licenses granted for intellectual property developed or filed prior to the effective date of termination shall continue pursuant to the terms and conditions of the agreement. This agreement expires on February 20, 2012.

Opnext Japan Research and Development Agreement

Opnext Japan and Hitachi are parties to a Research and Development Agreement pursuant to which Hitachi provides research and development support to Opnext Japan and/or its affiliates. The agreement was amended on October 1, 2002 to include Opto Device under the same terms and conditions as Opnext Japan, and to expand the scope to include research and development support related to Opto Device’s business. Under the agreement, Hitachi supports research and development projects requested by Opnext Japan. To the extent any intellectual property (patents, copyrights, mask works, software and trade secrets) directly results from the research, Opnext Japan will own it provided Opnext Japan funds 100% of the costs of the research, or will be a joint owner where it funds 50% or more of the costs of the research or provides other contributions. In all other cases, Hitachi will own any intellectual property resulting from the research. Opnext Japan licenses to Hitachi and its wholly owned subsidiaries any such intellectual property owned by Opnext Japan, and Hitachi licenses to Opnext Japan (with a right to sublicense to its wholly owned subsidiaries and us and our wholly owned subsidiaries) any such intellectual property owned by Hitachi. These licenses are irrevocable and: (i) with respect to patent rights, survive for so long as any applicable patent is valid; and (ii) with respect to all other intellectual property, perpetual. The research and development expenditures relating to the agreement are generally negotiated semi-annually on a fixed fee project basis and were $5.8 million for the fiscal year ended March 31, 2009.

Each party indemnifies the other party for losses arising from any breach of any covenant under the agreement. If a party commits a material breach that remains uncured for 60 days following notice of such breach, the other party may terminate its obligation to license intellectual property developed or filed on or after the effective date of termination, provided that the licenses granted for intellectual property developed or filed prior to the effective date of termination shall continue pursuant to the terms and conditions of the agreement. This agreement expires on February 20, 2012.

Pursuant to this agreement, Opnext Japan and Hitachi have entered into various research and development agreements that provide for the terms and conditions of specific research projects.

Opnext Japan Outsourcing Agreement

Opnext Japan and Hitachi, Ltd. are parties to an Outsourcing Agreement, which requires Hitachi to provide services, including administrative services in the areas of human resources, finance and accounting, information systems, procurement, and other general support. Hitachi may provide the services through third party subcontractors. Fees for the services are adjusted every six months based on volume forecasts submitted by Opnext Japan and fees submitted by Hitachi for discussion between the parties. Unless otherwise mutually agreed, volume forecasts and fees submitted by each party will apply for the upcoming period. Specific charges for such services amounted to $1.9 million for the fiscal year ended March 31, 2009. Each party indemnifies the other party against third party claims resulting from such party’s gross negligence or willful misconduct. Each party’s liability for damages arising out of the agreement is limited to an amount equal to payments made by Opnext Japan to Hitachi for the services during the nine months prior to the first claim. By mutual agreement of the parties, the agreement was terminated on July 31, 2008.

Opnext Preferred Provider Agreement

The Company and Hitachi, Ltd. were parties to a Preferred Provider Agreement that terminated on July 31, 2008 by mutual agreement of the parties. Pursuant to the terms of such Preferred Provider Agreement, Hitachi agreed to purchase all of its requirements with respect to optoelectronic components from us; provided that: (i) such components met Hitachi’s specifications and delivery requirements; (ii) we gave Hitachi the most favorable aggregate price for comparable components and comparable volumes, and (iii) such obligation was subject to

Hitachi’s product requirements. Hitachi’s obligation to purchase these products from us was excused when customers required that products be sourced from multiple vendors or from vendors unaffiliated with the Company, when prudent business practices required Hitachi to maintain a second supply source, or when the Company was unable to meet Hitachi’s or its customers’ requirements for technical support, technical data, or time to market for new products. The terms for procuring such components were set forth in the Opnext Japan Procurement Agreement described below. Each party’s liability for damages arising out of the agreement during any twelve-month period was limited to $36.0 million U.S. dollars, except in connection with a breach of a party’s confidentiality obligations.

Although this agreement was terminated, we have continued to sell to Hitachi and its subsidiaries under the arrangements established by this agreement and the Opnext Japan Procurement Agreement, as described below. Sales under these arrangements were $19.5 million for the year ended March 31, 2009. At March 31, 2009, we had accounts receivable from Hitachi and its subsidiaries of $3.5 million.

Opnext Japan Procurement Agreement

Opnext Japan and Hitachi, Ltd. are parties to a Procurement Agreement pursuant to which, each month, Hitachi provides a rolling three-month forecast of Hitachi’s purchase plans with respect to products and components of Opnext Japan or any other Opnext entity. The forecast for the first two months is a firm and binding commitment to purchase. Pricing is negotiated semiannually, but Opnext Japan commits to provide Hitachi with prices that are at least as favorable as the lowest aggregate prices Opnext Japan provides to other customers for comparable products and volumes. Opnext Japan indemnifies Hitachi against claims arising out of or resulting from any product defects. With respect to infringement of third party intellectual property rights, Hitachi is responsible where the infringement is caused by a product design as of July 31, 2001, or by any intellectual property assigned or licensed by Hitachi to us, and Opnext Japan is responsible where the infringement is caused by new product designs or any other intellectual property. Each party’s liability for damages arising out of the agreement during any twelve-month period is limited to $36.0 million U.S. dollars, except in connection with a breach of the limitations on assignment. By mutual agreement of the parties, the agreement was terminated on July 31, 2008.

Opnext Raw Materials Supply Agreement

The Company and Hitachi, Ltd. were parties to a Raw Materials Supply Agreement that terminated on July 31, 2008 by mutual agreement of the parties. Under the terms and conditions of such Raw Materials Supply Agreement, Hitachi agreed to continue to make available for purchase by us laser chips and other semiconductor devices and all other raw materials that were provided by Hitachi to the business prior to or as of July 31, 2001 for our production of optoelectronics components. Pricing was negotiated between the parties, but Hitachi was obligated to provide prices that were no greater than the lowest aggregate price Hitachi charged similarly situated customers. For raw materials Hitachi purchased from third parties, Hitachi charged us the prices paid by Hitachi, net of any discounts obtained by Hitachi. Each party’s liability for damages arising out of the agreement during any twelve-month period was limited to $24.0 million U.S. dollars or the aggregate dollar amount of materials projected to be purchased by us under the agreement in the following twelve-month period, whichever was greater, except where Hitachi divested its telecommunications division and the acquirer did not agree to assume Hitachi’s obligations under this agreement as they relate to the raw materials.

Although this agreement was terminated, we have continued to make purchases from Hitachi and its subsidiaries under the arrangement established by the agreement. Purchases under the arrangement were $40.2 million for the fiscal year ended March 31, 2009. At March 31, 2009, we had accounts payable to Hitachi and its subsidiaries of $6.1 million.

Opnext Logistics and Distribution Agreements

We entered into a Logistics Agreement on April 1, 2002 with Hitachi Transport System, Ltd., or Hitachi Transport, a wholly owned subsidiary of Hitachi, pursuant to which Hitachi Transport provides to us and our subsidiaries logistic services such as transportation, delivery and warehouse storage. The agreement had an initial term of one year with automatic one-year renewals. Specific charges for such distribution services are based on volume at fixed per transaction rates generally negotiated on a semi-annual basis. Expenses were $2.6 million for the year ended March 31, 2009 in connection with the agreement.

We sell our products directly to end users and through distributors. For the year ended March 31, 2009, certain subsidiaries of Hitachi acted as our distributors in Japan. In 2003, Opnext Japan entered into distribution agreements with Hitachi High Technologies, Renesas Technology Sales and Renesas Devices Sales which is a subsidiary of Renesas Technology Sales. These agreements were entered into for an initial one-year term and are automatically renewable for one-year periods. Such agreements are basic distributor contracts. Sales pursuant to these agreements were $8.8 million for the fiscal year ended March 31, 2009.

Software User License Agreement with Renesas Technology

Opnext Japan and Renesas Technology, one of Hitachi’s subsidiaries, are parties to a software user license agreement, pursuant to which Renesas Technology grants to Opnext Japan a non-exclusive royalty-free, fully paid-up right to duplicate, modify or alter proprietary software for use in developing, manufacturing and selling Opnext Japan’s products, which includes Renesas Technology’s microcomputer product or a version of the program for such product. The agreement also grants Opnext Japan the right to sublicense to third parties the right to use a copy of such proprietary software as a component part of Opnext Japan’s products, including the right to sublicense to a third party service provider for purposes of production of such software or manufacturing of Opnext Japan’s products. The initial agreement had a term of one year with automatic one-year renewals unless terminated earlier by mutual agreement. The current term expires on October 20, 2010.

Lease Agreement with Hitachi

Opnext Japan leases certain manufacturing and administrative premises from Hitachi located in Totsuka, Japan, pursuant to a lease agreement entered into between Opnext Japan and Hitachi. The original term of the lease was for one year and began on February 1, 2001. In 2002, Hitachi assigned the lease to Hitachi Communication Technologies, Ltd., a wholly owned subsidiary of Hitachi. An amendment was thereafter entered into between Hitachi Communication Technologies, Ltd. and Opnext Japan, which, among others, modified the premises covered under the lease and according to which approximately 115,852 square feet (10,763 square meters) are now leased to Opnext Japan. A subsequent amendment was entered into between Hitachi Communication Technologies, Ltd. and Opnext Japan to extend the term of the lease. Pursuant to this amendment, the lease will terminate on September 30, 2011 and will be renewable for successive one-year terms, provided that neither party notifies the other of its contrary intention. On July 1, 2009, Hitachi Communication Technologies, Ltd. merged with Hitachi, Ltd. and the agreement was assumed by Hitachi, Ltd. All terms and conditions of the agreement remain unchanged.

The lease payments for these premises were $689,000 for the year ended March 31, 2009.

Lease Agreement with Renesas Technology

Opnext Japan leases certain manufacturing and administrative premises located in Komoro, Japan, from Reneses Technology, a wholly owned subsidiary of Hitachi, pursuant to a lease agreement initially entered into on October 1, 2002. The lease agreement will terminate on March 31, 2011, with an automatic five-year extension, subject to either party’s contrary intent. Under this agreement, Renesas Technology has the option to increase the rent upon the occurrence of certain circumstances during the term of the lease.

The lease payments for these properties were $65,000 for the year ended March 31, 2009.

Lease Agreement with Chuo Shoji

Chuo Shoji, Ltd., or Chuo Shoji, one of Hitachi’s subsidiaries, leases office space located in Chiyoda-ku (Tokyo), Japan to Opnext Japan. The building is owned by Tokyo Tatemono Co., Ltd. (“Tokyo Tatemono”), and leased to Chuo Shoji. The term of the lease agreement automatically renews for successive periods of two years unless either party gives notification to terminate the lease to the other party six months or more prior to the end of then current term. The current term expires on June 11, 2010. Opnext Japan executed a letter of guarantee for the benefit of Tokyo Tatemono, according to which the lease agreement between Opnext Japan and Chuo Shoji shall be terminated and Opnext Japan shall vacate the premises in the event that the lease agreement between Chuo Shoji and Tokyo Tatemono is terminated.

The annual lease payment under this agreement was $127,000 for the fiscal year ended March 31, 2009.

Lease Agreement with Hitachi Europe GmbH

Opnext GmbH was party to a lease agreement with Hitachi Europe GmbH under which Hitachi Europe GmbH leased office space and other services to Opnext Germany GmbH in Munich, Germany. The agreement became effective on December 1, 2001 and remained in force until terminated by either party. Under this agreement, Opnext GmbH paid for the cost of the actual occupied office space and reimbursed Htiachi Europe GmbH for various costs that Hitachi Europe GmbH incurs in providing certain services. This agreement was terminated on October 31, 2008.

The lease payment under this agreement were $60,000 for the fiscal year ended March 31, 2009.

Opnext Japan Secondment Agreement

Opnext Japan, Inc. and Hitachi entered into a one-year secondment agreement effective February 1, 2001 with automatic annual renewals, which provides for the details of the secondment of Hitachi employees to Opnext Japan, Inc. Hitachi is entitled to terminate the secondment agreements at any time.

As of March 31, 2009, there were seven seconded employees. Expenses associated with these employees were $977,000 for the fiscal year ended March 31, 2009.

Opto Device Secondment Agreements

Opto Device entered into one-year secondment agreements respectively with Hitachi and Hitachi Tohbu Semiconductor, Ltd., or HTS, one of Hitachi’s wholly owned subsidiaries, respectively, effective October 1, 2002 with automatic annual renewals. Hitachi and HTS are each entitled to terminate the secondment agreements at any time.

As of March 31, 2009, there was one seconded employee. Expenses associated with this employee were $144,000 for the fiscal year ended March 31, 2009.

Capital Leases with Hitachi Capital Corporation

Opnext Japan has entered into capital leases with Hitachi Capital Corporation to finance certain equipment purchases. For the fiscal year ended March 31, 2009, Opnext Japan had outstanding capital leases with Hitachi Capital Corporation of $32.8 million. The terms of the leases generally range from three to five years and the equipment can be purchased at the residual value upon expiration. Opnext Japan can terminate the leases at its discretion in return for a penalty payment as stated in the lease contracts.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (collectively, “Reporting Persons”), to file reports of ownership and changes in ownership of all equity and derivative securities with the SEC and with NASDAQ. SEC regulations also require that a copy of all Section 16(a) forms filed with the SEC be furnished to the Company by Reporting Persons. Based solely on our review of the reports filed by Reporting Persons, or written representations from certain Reporting Persons that no other reports were required for those persons, we believe that, during and with respect to the fiscal year ended March 31, 2009, the Reporting Persons met all applicable Section 16(a) filing requirements, except for the following: Mark Zapicchi, the Company’s Controller, filed one late Form 4 on

October 22, 2008 in connection with options to acquire shares of our Common Stock granted on August 15, 2008. Such late filing did not result in any liability under Section 16(b) of the Exchange Act.

Stockholder Proposals and Nominations

Proposals Pursuant to Rule 14a-8.  Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2010 proxy statement, your proposal must be received by us no later than September 10, 2010, which is 120 days prior to the one-year anniversary of the date of this proxy statement. However, if the date of the 2010 annual meeting changes by more than 30 days from the one-year anniversary of the date of the 2009 Annual Meeting, then such proposals must be received a reasonable time before the Company begins to print and send its proxy materials for the 2010 annual meeting.

Proposals and Nominations Pursuant to our Bylaws.  Under our Bylaws, in order to nominate a director or bring any other business before the stockholders at the 2010 annual meeting of stockholders that will not be included in our proxy statement, you must notify us in writing and such notice must be delivered to our Corporate Secretary (i) not less than 90 days nor more than 120 days prior to the one-year anniversary of 2009 Annual Meeting or (ii) if the date of the 2010 annual meeting is more than 30 days before or more than 70 days after such anniversary date, not earlier than the 120th day and not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of the annual meeting was first made.

You may write to our Corporate Secretary at our principal executive office, 46429 Landing Parkway, Fremont, California 94538, to deliver the notices discussed above and for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates pursuant to the Bylaws.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, direct your written request to Investor Relations, Opnext, Inc., 46429 Landing Parkway, Fremont, California 94538, or contact Investor Relations by telephone at (732) 544-3212. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

By Order of the Board of Directors

Justin J. O’Neill
Corporate Secretary

January 8, 2010

ANNEX A

Opnext, Inc.
and
American Stock Transfer & Trust Company, LLC
as Rights Agent
Rights Agreement
Dated as of June 18, 2009

RIGHTS AGREEMENT

Rights Agreement, dated as of June 18, 2009 (this “Agreement”), between Opnext, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, a New York limited liability trust company, as Rights Agent (the “Rights Agent”).

RECITALS

WHEREAS, on June 11, 2009, the Board of Directors (the “Board”) of the Company adopted this Agreement, and has authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock (as defined in Section 1.6) of the Company outstanding at the close of business on June 22, 2009 (the “Record Date”) and has authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date and the Expiration Date (as such terms are defined in Sections 3.1 and 7.1), each Right initially representing the right to purchase one one-hundredth (subject to adjustment) of a share of Series A Junior Participating Preferred Stock (the “Preferred Stock”) of the Company having the rights, powers and preferences set forth in the form of Certificate of Designations of Series A Junior Participating Preferred Stock attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth, provided, however, that Rights may be issued with respect to Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22;

WHEREAS, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), its ability to use its net operating losses and certain other tax attributes (collectively, “NOLs”) for income tax purposes could be substantially limited or lost altogether; and

WHEREAS, the Company views its NOLs as a valuable asset of the Company, which is likely to inure to the benefit of the Company and its shareholders, and the Company believes that it is in the best interests of the Company and its shareholders that the Company provide for the protection of the Company’s NOLs on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.  Certain Definitions.  For purposes of this Agreement, the following terms have the meanings indicated:

1.1. “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, from and after the date of this Agreement shall be the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, but shall not include (i) an Exempt Person or (ii) any Existing Holder, unless and until such time as such Existing Holder shall become the Beneficial Owner of (A) a percentage of the Common Stock then outstanding that is more than the aggregate percentage of the outstanding Common Stock that such Existing Holder Beneficially Owns immediately prior to the first public announcement of the adoption of this Agreement (such aggregate amount being the “Exempt Ownership Percentage”) or (B) less than 4.99% of the Common Stock then outstanding (after which time, if such Person shall be the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, such Person shall be or become deemed an “Acquiring Person”). Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the Common Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the Common Stock then outstanding solely by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional Common Stock, such Person does not

Beneficially Own 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the Common Stock then outstanding. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1.1, has become such inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement), and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1.1, then such Person shall not be deemed to be or have become an “Acquiring Person” at any time for any purposes of this Agreement. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code and the Treasury Regulations promulgated thereunder.

1.2. “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1.2, shall also include, with respect to any Person, any other Person (other than an Exempt Person or an Existing Holder) whose Common Stock would be deemed constructively owned by such first Person for purposes of Section 382 of the Code and Treasury Regulations promulgated thereunder.

1.3. A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of any securities:

1.3.1. which such Person or any of such Person’s Affiliates or Associates directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (A) voting power which includes the power to vote, or to direct the voting of, such security (except that a Person shall not be deemed to be the Beneficial Owner of any security under this clause (A) if such voting power arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A), and/or (B) investment power which includes the power to dispose, or to direct the disposition of such security;

1.3.2. which such Person or any of such Person’s Affiliates or Associates directly or indirectly, has the Right to Acquire; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, (w) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (x) securities which such Person has a Right to Acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person, or (y) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3.1 or Section 22 (“Original Rights”) or pursuant to Section 11.9 or Section 11.15 with respect to an adjustment to Original Rights;

1.3.3. which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with whom such Person or any of such Person’s Affiliates or Associates, has an agreement, arrangement or understanding to act together for the purpose of acquiring, holding, voting or disposing of any securities of the Company (except that a Person shall not be deemed to be the Beneficial Owner of any security under this clause 1.3.3 if such voting power arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A);

1.3.4. of which such Person would otherwise be deemed to be the beneficial owner pursuant to Rule 13d-3 under the Exchange Act; or

1.3.5. which such Person would be deemed to actually or constructively own for purposes of Section 382 of the Code, or any successor provision or replacement provision.

No Person shall be deemed to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities which such Person or any of such Person’s Affiliates or Associates would otherwise be deemed to “Beneficially Own” pursuant to this Section 1.3 (x) solely as a result of any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of such Person’s Affiliates or Associates) in connection therewith, if, prior to such Person becoming an Acquiring Person, the Board has approved such merger or other acquisition agreement, or such tender, voting or support agreement, (y) solely as a result of the Right to Acquire such securities unless the acquisition or transfer of such Right to Acquire would be deemed, on the date of such acquisition or transfer, to constitute the exercise of such Right to Acquire for purposes of Section 1.382-4(d) of the Treasury Regulations promulgated under Section 382 of the Code, or (z) solely as a result of any agreement, arrangement, understanding or relationship unless the effect thereof is to treat such Person, or any of such Person’s Affiliates or Associates, as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations promulgated under Section 382 of the Code.

No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities that are “Beneficially Owned” (as defined in this Section 1.3), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

1.4. “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

1.5. “close of business” on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.

1.6. “Common Stock” when used with reference to the Company shall mean the common stock, par value $0.01 per share, of the Company. “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such other Person or, if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person, and which has issued and outstanding such capital stock, equity securities or equity interest.

1.7. “Exempt Person” shall mean (i) the Company, any Subsidiary of the Company, in each case including, without limitation, the officers and board of directors thereof acting in their fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, and (ii) any Person deemed to be an “Exempt Person” in accordance with Section 28.

1.8. “Existing Holder” shall mean (i) Hitachi, Ltd. together with its Affiliates and Associates, Clarity Partners, L.P. together with its Affiliates and Associates and Marubeni Corporation together with its Affiliates and Associates, and (ii) any other Person who, immediately prior to the first public announcement of the adoption of this Agreement, is the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, together with any Affiliates and Associates of such Person.

1.9. “Person” shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity (including any group of persons treated as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations promulgated by the Code), and shall include any successor (by merger or otherwise) of such entity.

1.10. “Right to Acquire” shall mean a legal, equitable or contractual right to acquire any securities (whether directly or indirectly and whether exercisable immediately, or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise), pursuant to any agreement, arrangement or understanding, whether or not in writing (excluding customary agreements entered into in good faith with and between an underwriter and selling group members in connection with a firm commitment underwriting registered under the Securities Act of 1933, as amended (the “Securities Act”)), or upon the exercise of any option, warrant or right, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

1.11. “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, the filing of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

1.12. “Subsidiary” of any Person shall mean any partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, of record or beneficially, directly or indirectly, by such Person.

1.13. A “Trigger Event” shall be deemed to have occurred upon any Person becoming an Acquiring Person.

1.14. The following terms shall have the meanings defined for such terms in the Sections set forth below:

Term	Section

Adjustment Shares	11.1.2
Agreement	Preamble
Board	Recitals
Book Entry Shares	3.1
Code	Recitals
common stock equivalent	11.1.3
Company	Preamble
current per share market price	11.4.1
Current Value	11.1.3
Distribution Date	3.1
equivalent preferred stock	11.2
Exchange Act	1.2
Exchange Consideration	27.1
Exempt Ownership Percentage	1.1
Exemption Request	28
Expiration Date	7.1
Final Expiration Date	7.1
NOLs	Recitals
Original Rights	1.3.2
Preferred Stock	Recitals
Principal Party	13.2
Purchase Price	4
Record Date	Recitals
Redemption Date	7.1
Redemption Price	23.1
Requesting Person	28
Right	Recitals
Right Certificate	3.1
Rights Agent	Preamble
Securities Act	1.10
Security	11.4.1
Spread	11.1.3
Substitution Period	11.1.3
Summary of Rights	3.2
Trading Day	11.4.1
Trust	27.1
Trust Agreement	27.1

Section 2.  Appointment of Rights Agent.  The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agent shall be as the Company shall determine. Contemporaneously with such appointment, if any, the Company shall notify the Rights Agent thereof.

Section 3.  Issuance of Right Certificates.

3.1. Rights Evidenced by Stock Certificates.  Until the earlier of (i) the tenth (10th) Business Day after the Stock Acquisition Date or (ii) the tenth (10th) Business Day after the date of the commencement of, or first public announcement of, the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming the Beneficial Owner of Common Stock aggregating 4.99% or more of the then outstanding Common Stock (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3.2) by the certificates for Common Stock registered in the names of the holders thereof or, in the case of uncertificated shares of Common Stock registered in book entry form (“Book Entry Shares”), by notation in book entry (which certificates for Common Stock and Book Entry Shares shall also be deemed to be Right Certificates) and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying Common Stock. The preceding sentence notwithstanding, prior to the occurrence of a Distribution Date specified as a result of an event described in clause (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date which would occur as a result of an event described in clause (ii) beyond the date set forth in such clause (ii). Nothing herein shall permit such a postponement of a Distribution Date after a Person becomes an Acquiring Person, except as a result of the operation of the third sentence of Section 1.1. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company (or, if requested, the Rights Agent) will send, by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, one or more certificates for Rights, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

3.2. Summary of Rights.  On the Record Date or as soon as practicable thereafter, the Company will send or cause to be sent a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates for Common Stock and Book Entry Shares outstanding as of the close of business on the Record Date, until the Distribution Date (or the earlier Expiration Date), the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders thereof or Book Entry Shares, as applicable, together with a copy of the Summary of Rights and the registered holders of the Common Stock shall also be registered holders of the associated Rights. Until the Distribution Date (or the earlier Expiration Date), the surrender for transfer of any certificate for Common Stock or Book Entry Shares outstanding at the close of business on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby and the Book Entry Shares, as applicable.

3.3. New Certificates After Record Date.  Certificates for Common Stock which become outstanding after the Record Date but prior to the earliest of the Distribution Date or the Expiration Date, shall have impressed, printed, stamped, written or otherwise affixed onto them the following legend:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Agreement between Opnext, Inc. (the “Company”) and American Stock Transfer & Trust Company, as Rights Agent, dated as of June 18, 2009, as the same may be amended from time to time (the “Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request therefor. As described in the Agreement, Rights which are owned by, transferred to or have been owned by Acquiring Persons or Associates or Affiliates thereof (as defined in the Agreement) shall become null and void and will no longer be transferable.

With respect to any Book Entry Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Until the Distribution Date (or the earlier Expiration Date), the Rights associated with the Common Stock represented by such certificates and such Book Entry Shares shall be evidenced by such certificates and the Book Entry Shares alone, and the surrender for transfer of any such certificates or Book Entry Shares, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.

Notwithstanding this Section 3.3, neither the omission of the legend, nor the failure to provide the notice thereof, shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

Section 4.  Form of Right Certificates.  The Right Certificates (and the forms of election to purchase shares, certification and assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or trading system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates, whenever issued, shall be dated as of the Record Date, and shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of one one-hundredths of a share of Preferred Stock as shall be set forth therein at the price per one one-hundredth of a share of Preferred Stock set forth therein (the “Purchase Price”), but the number of such one one-hundredths of a share of Preferred Stock and the Purchase Price shall be subject to adjustment as provided herein.

Section 5.  Countersignature and Registration.  The Right Certificates shall be executed on behalf of the Company by the President and Chief Executive Officer, the Chief Financial Officer and Senior Vice President, Finance or the Senior Vice President and General Counsel of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or any Assistant Secretary of the Company or by such officers as the Board may designate, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.

Section 6.  Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.  Subject to the provisions of Section 11.1.2 and Section 14, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 27) may be transferred, split up or combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a share of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up or combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment and certificate duly completed, the Right Certificate or Right Certificates to be transferred, split up or combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate or Right Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon, the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up or combination or exchange of such Right Certificates.

Subject to the provisions of Section 11.1.2, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7.  Exercise of Rights; Purchase Price; Expiration Date of Rights.

7.1. Exercise of Rights.  Subject to Section 11.1.2 and except as otherwise provided herein, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certification on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price for the total number of one one-hundredths of a share of Preferred Stock (or other securities, cash or other assets) as to which the Rights are exercised, at or prior to the time (the “Expiration Date”) that is the earliest of (i) the close of business on June 22, 2012 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 (the “Redemption Date”), (iii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13.3 at which time the Rights are deemed terminated, (iv) the time at which the Rights are exchanged as provided in Section 27, or (v) the time at which the Board determines that the NOLs are fully utilized or no longer available under Section 382 of the Code.

7.2. Purchase.  The Purchase Price for each one one-hundredth of a share of Preferred Stock pursuant to the exercise of a Right shall be initially $17.00, shall be subject to adjustment from time to time as provided in Sections 11, 13 and 26 and shall be payable in lawful money of the United States of America in accordance with Section 7.3.

7.3. Payment Procedures.  Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certification duly executed, accompanied by payment of the aggregate Purchase Price for the total number of one one-hundredths of a share of Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9, in cash or by certified or cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depository agent, requisition from the depositary agent depositary receipts representing interests in such number of one one-hundredths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 14 or otherwise in accordance with Section 11.1.3, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11.1.3, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

7.4. Partial Exercise.  In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14.

7.5. Full Information Concerning Ownership.  Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise shall have been duly completed and executed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8.  Cancellation and Destruction of Right Certificates.  All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.  Reservation and Availability of Capital Stock.  The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available out of its authorized and unissued Preferred Stock (and, following the occurrence of a Trigger Event, out of its authorized and unissued Common Stock or other securities or out of its shares held in its treasury) the number of shares of Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.

So long as the Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) issuable upon the exercise of Rights may be listed on any national securities exchange or traded in the over-the-counter market, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange or market upon official notice of issuance upon such exercise.

The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

From and after such time as the Rights become exercisable, the Company shall use its reasonable efforts, if then necessary to permit the issuance of Preferred Stock upon the exercise of Rights, to register and qualify such Preferred Stock under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed one hundred twenty (120) days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

The Company further covenants and agrees that it will pay when due and payable any and all Federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates for the Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the registered holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10.  Preferred Stock Record Date.  Each person in whose name any certificate for Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.  Adjustment of Purchase Price, Number of Shares or Number of Rights.  The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

11.1. Post-Execution Events.

11.1.1. Corporate Dividends, Reclassifications, Etc.  In the event the Company shall, at any time after the date of this Agreement, (A) declare and pay a dividend on the Preferred Stock payable in Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11.1.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Section 11.1.1 and Section 11.1.2, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to, Section 11.1.2.

11.1.2. Acquiring Person Events; Triggering Events.  Subject to Section 27, in the event that a Trigger Event occurs, then, from and after the first occurrence of such event, each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-hundredths of a share of Preferred Stock for which a Right is then exercisable (without giving effect to this Section 11.1.2), in accordance with the terms of this Agreement and in lieu of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-hundredths of a share of Preferred Stock for which a Right is then exercisable (without giving effect to this Section 11.1.2) and (y) dividing that product by 50% of the current per share market price of the Common Stock (determined pursuant to Section 11.4) on the first of the date of the occurrence of, or the date of the first public announcement of, a Trigger Event (the “Adjustment Shares”); provided that the Purchase Price and the number of Adjustment Shares shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6. Notwithstanding the foregoing, upon the occurrence of a Trigger Event, any Rights that are or were acquired or Beneficially Owned by (1) any Acquiring Person or any Associate or Affiliate thereof, (2) a transferee of any Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (3) a transferee of any Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 11.1.2, and subsequent transferees, shall become void without any further action, and any holder (whether or not such holder is an Acquiring Person or an Associate or Affiliate of an Acquiring Person) of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement or otherwise. From and after the Trigger Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled.

The Company shall use all reasonable efforts to ensure that the provisions of this Section 11.1.2 are complied with, but shall have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to any Acquiring Person or its Affiliates, Associates or transferees hereunder.

From and after the occurrence of an event specified in Section 13.1, any Rights that theretofore have not been exercised pursuant to this Section 11.1.2 shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11.1.2.

11.1.3. Insufficient Shares.  The Company may at its option substitute for Common Stock issuable upon the exercise of Rights in accordance with the foregoing Section 11.1.2 a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock. In the event that upon the occurrence of a Trigger Event there shall not be sufficient Common Stock authorized but unissued, or held by the Company as treasury shares, to permit the exercise in full of the Rights in accordance with the foregoing Section 11.1.2, the Company shall take all such action as may be necessary to authorize additional Common Stock for issuance upon exercise of the Rights, provided, however, that if the Company determines that it is unable to cause the authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights become exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), over (2) the Purchase Price (such excess, the “Spread”) and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11.1.2), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Preferred Stock, (4) other equity securities of the Company (including, without limitation, shares, or fractions of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, the Board has deemed in good faith to have substantially the same value as the Common Stock) (each such share of preferred stock or fractions of shares of preferred stock constituting a “common stock equivalent”)), (5) debt securities of the Company, (6) other assets or (7) any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the occurrence of a Trigger Event, then the Company shall be obligated to deliver, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Stock (to the extent available) and then, if necessary, such number or fractions of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board shall determine in good faith that it is unlikely that sufficient additional Common Stock would be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended and re-extended to the extent necessary, but not more than ninety (90) days following the occurrence of a Trigger Event, in order that the Company may seek shareholder approval for the authorization of such additional shares (such period as may be extended, the “Substitution Period”). To the extent that the Company determines that some actions need be taken pursuant to the second and/or third sentences of this Section 11.1.3, the Company (x) shall provide that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the first sentence of this Section 11.1.3 and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11.1.3, the value of a share of Common Stock shall be the current per share market price (as determined pursuant to Section 11.4) on the date of the occurrence of a Trigger Event and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11.1.3.

11.2. Dilutive Rights Offering.  In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Stock (or securities having the same rights, privileges and preferences as the Preferred Stock (“equivalent preferred stock”)) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or per share of equivalent preferred stock (or having a conversion or exercise price per share, if a security convertible into or exercisable for Preferred Stock or equivalent preferred stock) less than the current per share market price of the Preferred Stock (as determined pursuant to Section 11.4) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and shares of equivalent preferred stock outstanding on such record date plus the number of shares of Preferred Stock and shares of equivalent preferred stock which the aggregate offering price of the total number of shares of Preferred Stock and/or shares of equivalent preferred stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price and the denominator of which shall be the number of shares of Preferred Stock and shares of equivalent preferred stock outstanding on such record date plus the number of additional shares of Preferred Stock and/or shares of equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Preferred Stock and shares of equivalent preferred stock owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

11.3. Distributions.  In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash, securities or assets (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or a dividend payable in Preferred Stock (which dividend, for purposes of this Agreement, shall be subject to the provisions of Section 11.1.1(A))) or convertible securities, or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current per share market price of the Preferred Stock (as determined pursuant to Section 11.4) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets, securities or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock and the denominator of which shall be such current per share market price of the Preferred Stock (as determined pursuant to Section 11.4); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

11.4. Current Per Share Market Value.

11.4.1. General.  For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11.4.1) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (ii) any subdivision, combination or reclassification of such Security, and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current per share market price” shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported thereby or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no such market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Security is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, “current per share market price” shall mean the fair value per share as determined in good faith by the Board or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

11.4.2. Preferred Stock.  Notwithstanding Section 11.4.1, for the purpose of any computation hereunder, the “current per share market price” of the Preferred Stock shall be determined in the same manner as set forth above in Section 11.4.1 (other than the last sentence thereof). If the current per share market price of the Preferred Stock cannot be determined in the manner described in Section 11.4.1, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be an amount equal to 100 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the current per share market price of the Common Stock (as determined pursuant to Section 11.4.1). If neither the Common Stock nor the Preferred Stock are publicly held or so listed or traded, or if on any such date neither the Common Stock nor the Preferred Stock are so quoted and no market maker is making a market in either the Common Stock or the Preferred Stock, “current per share market price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For purposes of this Agreement, the “current per share market price” of one one-hundredth of a share of Preferred Stock shall be equal to the “current per share market price” of one share of Preferred Stock divided by 100.

11.5. Insignificant Changes.  No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price. Any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-hundred thousandth of a share of Preferred Stock or the nearest ten-thousandth of a share of Common Stock or other share or security, as the case may be.

11.6. Shares Other Than Preferred Stock.  If as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11.1, 11.2, 11.3, 11.5, 11.8, 11.9 and 11.13, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.

11.7. Rights Issued Prior to Adjustment.  All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

11.8. Effect of Adjustments.  Unless the Company shall have exercised its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a share of Preferred Stock (calculated to the nearest one-hundred thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one-hundredths of a share of Preferred Stock covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

11.9. Adjustment in Number of Rights.  The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-hundredths of a share of Preferred Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

11.10. Right Certificates Unchanged.  Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one one-hundredths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.

11.11. Par Value Limitations.  Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Stock or other such shares at such adjusted Purchase Price.

11.12. Deferred Issuance.  In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of shares of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and shares of other capital stock or other securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

11.13. Reduction in Purchase Price.  Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any of the Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in Preferred Stock or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such shareholders.

11.14. Company Not to Diminish Benefits of Rights.  The Company covenants and agrees that after the earlier of the Stock Acquisition Date or Distribution Date it will not, except as permitted by Section 23, Section 26 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

11.15. Adjustment of Rights Associated with Common Stock.  Notwithstanding anything contained in this Agreement to the contrary, in the event that the Company shall at any time after the date hereof and prior to the

Distribution Date (i) declare or pay any dividend on the outstanding Common Stock payable in shares of Common Stock, (ii) effect a subdivision or consolidation of the outstanding Common Stock (by reclassification or otherwise than by the payment of dividends payable in shares of Common Stock), or (iii) combine the outstanding Common Stock into a greater or lesser number of shares of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date or in accordance with Section 22 shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12.  Certificate of Adjusted Purchase Price or Number of Shares.  Whenever an adjustment is made as provided in Sections 11 or 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock or the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13.  Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

13.1. Certain Transactions.  In the event that, from and after the first occurrence of a Trigger Event, directly or indirectly, (A) the Company shall consolidate with, or merge with and into, any other Person and the Company shall not be the continuing or surviving corporation, (B) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of the Company or any other Person or cash or any other property, or (C) the Company shall sell, exchange, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, exchange, mortgage or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more wholly-owned Subsidiaries of the Company in one or more transactions each of which complies with Section 11.14), then, and in each such case, proper provision shall be made so that (i) each holder of a Right (other than Rights which have become void pursuant to Section 11.1.2) shall thereafter have the right to receive, upon the exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (as subsequently adjusted pursuant to Sections 11.1.1, 11.2, 11.3, 11.8, 11.9 and 11.12), in accordance with the terms of this Agreement and in lieu of Preferred Stock or Common Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradable Common Stock of the Principal Party (as such term is hereinafter defined) not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (x) multiplying the then current Purchase Price by the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (as subsequently adjusted pursuant to Sections 11.1.1, 11.2, 11.3, 11.8, 11.9 and 11.12) and (y) dividing that product by 50% of the then current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11.4) on the date of consummation of such consolidation, merger, sale or transfer; provided that the price per Right so payable and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6 to reflect any events covered thereby occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all of the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13.1, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13.1, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements of this Section 13.1 and Section 13.2 shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to this Section 13.1 and Section 13.2 and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party, at its own expense, shall:

(1) prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;

(2) use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on a national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on such securities exchange;

(3) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

(4) obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

In case the Principal Party has provision in any of its authorized securities or in its articles or certificate of incorporation or by-laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, Common Stock or common stock equivalents of such Principal Party at less than the then current market price per share thereof (determined pursuant to Section 11.4) or securities exercisable for, or convertible into, Common Stock or common stock equivalents of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Section 13), or (ii) providing for any special payment, taxes or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provision of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

The Company covenants and agrees that it shall not, at any time after the Trigger Event, enter into any transaction of the type described in clauses (A) through (C) of this Section 13.1 if (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the shareholders of the Person who constitute, or would constitute, the Principal Party for purposes of Section 13.2 shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights. The provisions of this Section 13 shall similarly apply to successive transactions of the type described in clauses (A) through (C) of this Section 13.1.

13.2. Principal Party.  “Principal Party” shall mean:

(i) in the case of any transaction described in clauses (A) or (B) of the first sentence of Section 13.1: (i) the Person that is the issuer of the securities into which the Common Stock is converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the Common Stock of which has the greatest aggregate market value of shares outstanding, or (ii) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the Common Stock of which has the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

(ii) in the case of any transaction described in clause (C) of the first sentence in Section 13.1, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding; provided, however, that in any such case described in the foregoing clause (i) or (ii) of this Section 13.2, if the shares of Common Stock of such Person are not at such time or have not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the shares of Common Stock of which are and have been so registered, the term “Principal Party” shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the shares of Common Stock of all of which are and have been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

13.3. Approved Acquisitions.  Notwithstanding anything contained herein to the contrary, upon the consummation of any merger or other acquisition transaction of the type described in clause (A), (B) or (C) of Section 13.1 involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Affiliates or Associates) which agreement has been approved by the Board prior to any Person becoming an Acquiring Person, this Agreement and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7.1.

Section 14.  Fractional Rights and Fractional Shares.

14.1. Cash in Lieu of Fractional Rights.  The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (except prior to the Distribution Date in accordance with Section 11.15). In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14.1, the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the current market value of the Rights on such date shall be the fair value of the Rights as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

14.2. Cash in Lieu of Fractional Shares of Preferred Stock.  The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock). Interests in fractions of shares of Preferred Stock in integral multiples of one one-hundredth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-hundredth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current per share market price of one share of Preferred Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.

14.3. Cash in Lieu of Fractional Shares of Common Stock.  The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.

14.4. Waiver of Right to Receive Fractional Rights or Shares.  The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 14.

Section 15.  Rights of Action.  All rights of action in respect of this Agreement, except the rights of action given to the Rights Agent under Section 18, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce this Agreement, and may institute and maintain any suit, action or proceeding against the Company to enforce this Agreement, or otherwise enforce or act in respect of his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person (including, without limitation, the Company) subject to this Agreement.

Section 16.  Agreement of Right Holders.  Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;

(b) as of and after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with all required certifications completed; and

(c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

Section 17.  Right Certificate Holder Not Deemed a Shareholder.  No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 24), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18.  Concerning the Rights Agent.  The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Stock or the Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 19.  Merger or Consolidation or Change of Name of Rights Agent.  Any corporation, limited liability company or other entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation, limited liability company or other entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or limited liability company succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation, limited liability company or other entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20.  Duties of Rights Agent.  The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

20.1. Legal Counsel.  The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

20.2. Certificates as to Facts or Matters.  Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the President and Chief Executive Officer, the Chief Financial Officer and Senior Vice President, Finance, the Secretary or the Senior Vice President and General Counsel of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

20.3. Standard of Care.  The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

20.4. Reliance on Agreement and Right Certificates.  The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

20.5. No Responsibility as to Certain Matters.  The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11.1.2) or any adjustment required under the provisions of Sections 3, 11, 13, 23 or 27 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

20.6. Further Assurance by Company.  The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

20.7. Authorized Company Officers.  The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the President and Chief Executive Officer, the Chief Financial Officer and Senior Vice President, Finance, the Secretary and the Senior Vice President and General Counsel of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Agreement, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for these instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable to the Company for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three (3) Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking of any such action (or the effective date in the case of omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

20.8. Freedom to Trade in Company Securities.  The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

20.9. Reliance on Attorneys and Agents.  The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, omission, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.

20.10. Incomplete Certificate.  If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

20.11. Rights Holders List.  At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.

Section 21.  Change of Rights Agent.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company and to each transfer agent of the Common Stock and/or Preferred Stock, as applicable, by registered or certified mail. Following the Distribution Date, the Company shall promptly notify the holders of the Right Certificates by first-class mail of any such resignation. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and/or Preferred Stock, as applicable, by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates or other documents or instruments of any kind then in its possession which were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder, and shall thereafter be discharged from all duties and obligations hereunder. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the State of New York or the State of Delaware (or any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York or the State of Delaware) in good standing, having an office in the State of New York or the State of Delaware, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by Federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and/or Preferred Stock, as applicable, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.  Issuance of New Right Certificates.  Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company shall, with respect to Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded, or upon exercise, conversion or exchange of securities hereinafter issued by the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.  Redemption.

23.1. Right to Redeem.  The Board may, at its option, at any time prior to a Trigger Event, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”), and the Company may, at its option, pay the Redemption Price in Common Stock (based on the “current per share market price,” determined pursuant to Section 11.4, of the Common Stock at the time of redemption), cash or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish.

23.2. Redemption Procedures.  Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give public notice of such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. The Company shall promptly give, or cause the Rights Agent to give, notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 27, and other than in connection with the purchase, acquisition or redemption of Common Stock prior to the Distribution Date.

Section 24.  Notice of Certain Events.  In case the Company shall propose at any time after the earlier of the Stock Acquisition Date and the Distribution Date (a) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividends, or a stock dividend on, or a subdivision, combination or reclassification of the Common Stock), or (b) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional Preferred Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding Preferred Stock), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than pursuant to a merger or other acquisition agreement of the type excluded from the definition of “Beneficial Ownership” in Section 1.3), or (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Preferred Stock and/or Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Stock and/or Common Stock, whichever shall be the earlier.

In case any event set forth in Section 11.1.2 or Section 13 shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of the occurrence of such event, which notice shall describe the event and the consequences of the event to holders of Rights under Section 11.1.2 and Section 13, and (ii) all references in this Section 24 to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 25.  Notices.  Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Opnext, Inc.
4629 Landing Parkway
Fremont, CA 94538
Attention: Secretary

Subject to the provisions of Section 21 and Section 24, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
Attention: Barry S. Rosenthal

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company; provided that prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Agreement and no other notice need be given.

Section 26.  Supplements and Amendments.  For so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of Rights or Common Stock. From and after the time that the Rights are no longer redeemable, the Company may, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Agreement without the approval of any holders of Rights (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or (ii) to make any other changes or provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable, including but not limited to extending the Final Expiration Date; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment may cause the Rights again to become redeemable or cause this Agreement again to become amendable as to an Acquiring Person or an Affiliate or Associate of an Acquiring Person other than in accordance with this sentence; provided further, that the right of the Board to extend the Distribution Date shall not require any amendment or supplement hereunder. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment.

Section 27.  Exchange.

27.1. Exchange of Common Stock for Rights.  The Board may, at its option, at any time after the occurrence of a Trigger Event, exchange Common Stock for all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11.1.2) by exchanging at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Consideration”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person shall have become the Beneficial Owner of 50% or more of the Common Stock then outstanding. From and after the occurrence of an event specified in Section 13.1, any Rights that theretofore have not been exchanged pursuant to this Section 27.1 shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 27.1.  The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 27, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange (or any portion thereof that have not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any shares of Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock or Preferred Stock (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

27.2. Exchange Procedures.  Immediately upon the action of the Board ordering the exchange for any Rights pursuant to Section 27.1 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive the Exchange Consideration. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than the Rights that have become void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.

27.3. Insufficient Shares.  The Company may at its option substitute, and, in the event that there shall not be sufficient Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 27, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or equivalent preferred stock, as such term is defined in Section 11.2) such that the current per share market price (determined pursuant to Section 11.4) of one share of Preferred Stock (or equivalent preferred stock) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11.4) as of the date of such exchange.

Section 28.  Process to Seek Exemption.  Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person (together with its Affiliates and Associates) beneficially owning 4.99% or more of the then outstanding Common Stock (or, in the case of an Existing Holder, shares of Common Stock in excess of the Exempt Ownership Percentage) (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 28, request that the Board grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1.7 hereof for purposes of this Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock (or, in the case of an Existing Holder, shares of Common Stock in excess of the Exempt Ownership Percentage) and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Board shall only grant an exemption in response to an Exemption Request if the Board determines, in its sole discretion, that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person will not limit or impair the availability to the Company of the NOLs. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s NOLs. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available.

Section 29.  Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 30.  Benefits of this Agreement.  Nothing in this Agreement shall be construed to give to any Person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

Section 31.  Determination and Actions by the Board.  The Board shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or amend this Agreement). All such actions, calculations, interpretations and determinations that are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties.

Section 32.  Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 33.  Governing Law.  This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the internal laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 34.  Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 35.  Descriptive Headings.  Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

OPNEXT, INC.

By
Name:
Title:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By
Name:
Title:

EXHIBIT A

FORM OF
CERTIFICATE OF DESIGNATIONS

of

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

OPNEXT, INC.

(Pursuant to Section 151 of the
Delaware General Corporation Law)

Opnext, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly called and held on June 11, 2009.

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the “Board of Directors” or the “Board”) in accordance with the provisions of the Amended and Restated Certificate of Incorporation of this Corporation the Board of Directors hereby creates a series of Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, powers and preferences, and qualifications, limitations and restrictions thereof as follows:

Section 1.  Designation and Amount.  The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be 1,000,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

Section 2.  Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of this Corporation ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $0.01 per share (the “Common Stock”), of the Corporation, and of any other stock ranking junior to the Series A Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock

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outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date immediately preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

Section 3.  Voting Rights.  The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

(C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(D) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at such meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Preferred Stock being entitled to cast a number of votes per share of Series A Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and

A-A-2

shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(D). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(D) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(D) shall be in addition to any other voting rights granted to the holders of the Series A Preferred Stock in this Section 3.

Section 4.  Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.  Reacquired Shares.  Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Amended and Restated Certificate of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 6.  Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of Series A Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of

A-A-3

such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock, or (ii) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(C) Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7.  Consolidation, Merger, etc.  In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.  No Redemption.  The Series A Preferred Stock shall not be redeemable by the Corporation.

Section 9.  Rank.  The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, junior to all series of any other class of the Corporation’s Preferred Stock, except to the extent that any such other series specifically provides that it shall rank on a parity with or junior to the Series A Preferred Stock.

Section 10.  Amendment.  At any time any shares of Series A Preferred Stock are outstanding, the Amended and Restated Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting separately as a single class.

Section 11.  Fractional Shares.  Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

* * *

A-A-4

IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by the undersigned authorized officer this [  ] day of [          ], 2009.

Secretary

A-A-5

EXHIBIT B

Form of Right Certificate

Certificate No. R-	Rights

NOT EXERCISABLE AFTER [          , 20  ] OR EARLIER IF NOTICE OF REDEMPTION OR EXCHANGE IS GIVEN, IF THE COMPANY IS MERGED OR ACQUIRED PURSUANT TO AN AGREEMENT OF THE TYPE DESCRIBED IN SECTION 13.3 OF THE AGREEMENT, OR IF THE BOARD OF DIRECTORS DETERMINES THAT THE NOLs (AS DEFINED IN THE AGREEMENT) ARE FULLY UTILIZED OR ARE NO LONGER AVAILABLE. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 11.1.2 OF THE AGREEMENT), RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO AN ACQUIRING PERSON (AS DEFINED IN THE AGREEMENT), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

Right Certificate

OPNEXT, INC.

This certifies that          , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of June 18, 2009, as the same may be amended from time to time (the “Agreement”), between Opnext, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, a New York limited liability trust company, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date and prior to 5:00 P.M. (New York time) on [          , 20  ], at the offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one one-hundredth of a fully paid, nonassessable share of Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company, at a purchase price of $17.00 per one one-hundredth of a share of Preferred Stock, subject to adjustment (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and certification duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a share of Preferred Stock which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of          , 20   based on the Preferred Stock as constituted at such date. Capitalized terms used in this Right Certificate without definition shall have the meanings ascribed to them in the Agreement. As provided in the Agreement, the Purchase Price and the number of shares of Preferred Stock which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Agreement are on file at the principal offices of the Company and the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-hundredths of a share of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

A-B-1

Subject to the provisions of the Agreement, the Board may, at its option, (i) redeem the Rights evidenced by this Right Certificate at a redemption price of $0.01 per Right or (ii) exchange Common Stock for the Rights evidenced by this Certificate, in whole or in part.

No fractional Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-hundredth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Agreement.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Agreement.

If any term, provision, covenant or restriction of the Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

This Right Certificate shall not be valid or binding for any purpose until it shall have been countersigned by the Rights Agent.

A-B-2

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of          , 20  .

Attest:		OPNEXT, INC.

By		By

	Title:		Title:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC as Rights Agent

By
Authorized Signature

A-B-3

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder
desires to transfer the Right Certificate.)

FOR VALUE RECEIVED
hereby sells, assigns and transfers unto

(Please print name and address
of transferee)

Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint          Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

The undersigned hereby certifies that:

(1) the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or an Associate thereof; and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.

Dated:

Signature

A-B-4

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to
exercise the Right Certificate.)

To: Opnext, Inc.

The undersigned hereby irrevocably elects to exercise           Rights represented by this Right Certificate to purchase the Preferred Stock issuable upon the exercise of such Rights (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) and requests that certificates for such stock be issued in the name of:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

                    (Please print name and address)

Dated:

Signature

Signature Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

The undersigned hereby certifies that:

(1) the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or an Associate thereof; and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.

Dated:

Signature

NOTICE

The signature in the foregoing Form of Assignment and Form of Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or Form of Election to Purchase is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate hereof and such Assignment or Election to Purchase will not be honored.

A-B-5

EXHIBIT C

As described in the Rights Agreement, Rights which are
held by or have been held by an Acquiring Person or Associates or Affiliates thereof (as defined in the Rights Agreement) and certain transferees thereof shall become null and void and will no longer be transferable.

SUMMARY OF RIGHTS TO PURCHASE
PREFERRED SHARES

On June 11, 2009 the Board of Directors of Opnext, Inc. (the “Company”) declared a dividend of one preferred stock purchase right (a “Right”) for each share of common stock, $0.01 par value (the “Common Stock”), of the Company outstanding at the close of business on June 22, 2009 (the “Record Date”). As long as the Rights are attached to the Common Stock, the Company will issue one Right (subject to adjustment) with each new share of Common Stock so that all such shares will have attached Rights. When exercisable, each Right will entitle the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock (the “Preferred Stock”) at a price of $17.00 per one one-hundredth of a share of Preferred Stock, subject to adjustment (the “Purchase Price”). The description and terms of the Rights are set forth in a Rights Agreement, dated as of June 18, 2009, as the same may be amended from time to time (the “Agreement”), between the Company and American Stock Transfer & Trust Company, as Rights Agent (the “Rights Agent”).

By adopting the rights agreement, the Board of Directors is seeking to protect the Company’s ability to carry forward its net operating losses and certain other tax attributes (collectively, “NOLs”). The Company has experienced and may continue to experience substantial operating losses, and for federal and state income tax purposes, the Company may “carry forward” net operating losses in certain circumstances to offset current and future taxable income, which will reduce federal and state income tax liability, subject to certain requirements and restrictions. These federal and state NOLs can be a valuable asset of the Company, which may inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), its ability to use the NOLs could be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could significantly impair the value of the Company’s NOL asset. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company. An NOL rights agreement with a 4.99% “trigger” threshold is intended to act as a deterrent to any person acquiring 4.99% or more of the outstanding shares of Common Stock without the approval of the Board of Directors. This would protect the Company’s NOL asset because changes in ownership by a person owning less than 4.99% of the Common Stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code.

Until the earlier to occur of (i) the tenth Business Day following a public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 4.99% or more of the Common Stock (an “Acquiring Person”) or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the Common Stock (the earlier of (i) and (ii) being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate (or, with respect to any shares of Common Stock held in book entry form, by the notation in book entry) together with a copy of this Summary of Rights. The Agreement provides that any person who, immediately prior to the first public announcement of the adoption of the Agreement, beneficially owned 4.99% or more of the Common Stock then outstanding, together with any affiliates and associates of that person (each an “Existing Holder”), shall not be deemed to be an “Acquiring Person” for purposes of the Agreement unless the Existing Holder becomes the beneficial owner of (x) a percentage of the Common Stock then outstanding that is more than the aggregate percentage of the outstanding Common Stock that such Existing Holder beneficially owns as of the date

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immediately prior to the first public announcement of the adoption of the Agreement or (y) less than 4.99% of the Common Stock then outstanding (after which, if the Existing Holder becomes the beneficial owner of 4.99% or more of the Common Stock then outstanding, the Existing Holder shall be deemed to be an “Acquiring Person”). The Agreement includes a procedure whereby the Board of Directors will consider requests to exempt certain proposed acquisitions of Common Stock from the applicable ownership trigger if the Board determines that the requested acquisition will not limit or impair the availability of the NOLs to the Company.

The Agreement provides that until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), new Common Stock certificates issued after the close of business on the Record Date upon transfer or new issuance of the Common Stock will contain a notation incorporating the Agreement by reference, and the Company will deliver a notice to that effect upon the transfer or new issuance of book entry shares. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the surrender for transfer of any certificates for Common Stock or any book entry shares, with or without such notation, notice or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate or the book entry shares. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on June 22, 2012, subject to the Company’s right to extend such date (the “Final Expiration Date”), or earlier if redeemed or exchanged by the Company, if the Company is merged or acquired pursuant to a transaction approved by the Board of Directors prior to the time at which the a person has become an Acquiring Person, or if the Board of Directors determines that the NOLs are no longer available.

Each share of Preferred Stock purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1.00 per share, or (b) an aggregate dividend of 100 times the dividend, if any, declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $100 per share (plus any accrued but unpaid dividends), provided that such holders of the Preferred Stock will be entitled to an aggregate payment of 100 times the payment made per share of Common Stock. Each share of Preferred Stock will have 100 votes and will vote together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 100 times the amount received per share of Common Stock. Preferred Stock will not be redeemable. These rights are protected by customary antidilution provisions. Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of one one-hundredth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in Preferred Stock (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).

In the event that a Person becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person or any affiliate or associate of an Acquiring Person and the Common Stock were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned

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by the Acquiring Person or an Affiliate or an Associate of the Acquiring Person (which Rights will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of Common Stock having a market value of two times the then current Purchase Price of the Right. In the event that, after a person has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then current Purchase Price of the Right.

At any time after a Person becomes an Acquiring Person and prior to the earlier of one of the events described in the last sentence of the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding Common Stock, the Board of Directors may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person which will have become void), in whole or in part, for Common Stock at an exchange rate per Right of the number of shares of Common Stock having an aggregate value equal to the difference between the value of the Common Stock issuable upon the exercise of a Right and the Purchase Price of a Right (subject to adjustment).

No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Stock or Common Stock will be issued (other than fractions of Preferred Stock which are integral multiples of one one-hundredth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), and in lieu thereof, a payment in cash will be made based on the market price of the Preferred Stock or Common Stock on the last trading date prior to the date of exercise.

The Rights may be redeemed in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”) by the Board of Directors at any time prior to the time that an Acquiring Person has become such. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company beyond those as an existing shareholder, including, without limitation, the right to vote or to receive dividends.

Any of the provisions of the Agreement may be amended by the Board of Directors for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Agreement in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or an affiliate or associate of an Acquiring Person).

A copy of the Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K. A copy of the Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference.

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ANNUAL MEETING OF STOCKHOLDERS OF OPNEXT, INC. January 27, 2010 PROXY VOTING INSTRUCTIONS TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any COMPANY NUMBER touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. ACCOUNT NUMBER Vote phone until 11:59 PM EST the day before the meeting. MAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON — You may vote your shares in person by attending the Annual Meeting. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://investor.opnext.com/annual-proxy.cfm — Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone. — 20633000000000001000 2 012710 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE NAMED BELOW , A VOTE “FOR” THE APPROVAL OF THE RIGHTS AGREEMENT ENTERED INTO BY AND BETWEEN OPNEXT AND AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, AND A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 2. To approve the Rights Agreement entered into by and between Opnext and American Stock Transfer & Trust Company, LLC: NOMINEES: FOR ALL NOMINEES 3. To ratify the selection of Ernst & Young LLP as Opnext’s independent O Mr. Harry L. Bosco registered public accounting firm for the fiscal year ending March 31, O Mr. William L. Smith
2010: WITHHOLD AUTHORITY O Mr. Shinjiro Iwata FOR ALL NOMINEES O If you received a legal proxy from your bank, broker or other nominee, please hand that in Mr. John F. Otto, Jr. together with your ballot. If you have voted by proxy, you need not vote again unless you O Mr. Gilles Bouchard wish to change your vote. FOR ALL EXCEPT O Dr. Isamu Kuru (See instructions below) If the meeting must be adjourned before the polls are closed and you are instructed to do so, 1. To re-elect Mr. Harry L. Bosco as a Class III director for a three-year term of office expiring at please mail your ballot to the Company as follows: Opnext, Inc., Attention: Corporate Secretary, the 2012 annual meeting of stockholders, elect Mr. William L. Smith as an independent Class III 46429 Landing Parkway, Fremont, CA 94538. director for a three-year term of office expiring at the 2012 annual meeting of stockholders, elect Mr. Shinjiro Iwata as a Class III director for a three-year term of office expiring at the 2012 annual meeting of stockholders, re-elect Mr. John F. Otto, Jr. as an independent Class III director for a three-year term of office expiring at the 2012 annual meeting of stockholders, elect Mr. Gilles Bouchard as a Class II director for a two-year term of office expiring at the 2011 annual meeting of stockholders and re-elect Dr. Isamu Kuru as an independent Class II director for a two-year term of office expiring at the 2011 annual meeting of stockholders; INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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OPNEXT, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE MEMBERS OF THE BOARD OF DIRECTORS
As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.
     The undersigned hereby appoints Justin J. O’Neill and Ryan Hochgesang as proxies, each with full power of substitution, to represent and vote as designated on the reverse side all the shares of Common Stock of Opnext, Inc. held of record by the undersigned on January 4, 2010, at the Annual Meeting of Stockholders to be held at 3:00 P.M. PST on January 27, 2010, or any adjournment or postponement thereof.
(Continued and to be signed on the reverse side)

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ANNUAL MEETING OF STOCKHOLDERS OF OPNEXT, INC. January 27, 2010 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://investor.opnext.com/annual-proxy.cfm Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. — — 20633000000000001000 2 012710
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE NAMED BELOW , A VOTE “FOR” THE APPROVAL OF THE RIGHTS AGREEMENT ENTERED INTO BY AND BETWEEN OPNEXT AND AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, AND A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 2. To approve the Rights Agreement entered into by and between Opnext and American Stock Transfer & Trust Company, LLC: NOMINEES: FOR ALL NOMINEES 3. To ratify the selection of Ernst & Young LLP as Opnext’s independent O Mr. Harry L. Bosco registered public accounting firm for the fiscal year ending March 31,
O Mr. William L. Smith
2010: WITHHOLD AUTHORITY O Mr. Shinjiro Iwata FOR ALL NOMINEES If you received a legal proxy from your bank, broker or other nominee, please hand that in
O Mr. John F. Otto, Jr. together with your ballot. If you have voted by proxy, you need not vote again unless you
O Mr. Gilles Bouchard wish to change your vote. FOR ALL EXCEPT O Dr. Isamu Kuru (See instructions below)
If the meeting must be adjourned before the polls are closed and you are instructed to do so,
1. To re-elect Mr. Harry L. Bosco as a Class III director for a three-year term of office expiring at please mail your ballot to the Company as follows: Opnext, Inc., Attention: Corporate Secretary, the 2012 annual meeting of stockholders, elect Mr. William L. Smith as an independent Class III 46429 Landing Parkway, Fremont, CA 94538. director for a three-year term of office expiring at the 2012 annual meeting of stockholders, elect Mr. Shinjiro Iwata as a Class III director for a three-year term of office expiring at the 2012 annual meeting of stockholders, re-elect Mr. John F. Otto, Jr. as an independent Class III director for a three-year term of office expiring at the 2012 annual meeting of stockholders, elect Mr. Gilles Bouchard as a Class II director for a two-year term of office expiring at the 2011 annual meeting of stockholders and re-elect Dr. Isamu Kuru as an independent Class II director for a two-year term of office expiring at the 2011 annual meeting of stockholders; INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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OPNEXT, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE MEMBERS OF THE BOARD OF DIRECTORS
As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.
     The undersigned hereby appoints Justin J. O’Neill and Ryan Hochgesang as proxies, each with full power of substitution, to represent and vote as designated on the reverse side all the shares of Common Stock of Opnext, Inc. held of record by the undersigned on January 4, 2010, at the Annual Meeting of Stockholders to be held at 3:00 P.M. PST on January 27, 2010, or any adjournment or postponement thereof.
(Continued and to be signed on the reverse side)

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